VANGUARD
MUNICIPAL BOND
FUNDS

VANGUARD TAX-EXEMPT MONEY MARKET FUND
VANGUARD SHORT-TERM TAX-EXEMPT FUND
VANGUARD LIMITED-TERM TAX-EXEMPT FUND
VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND
VANGUARD INSURED LONG-TERM TAX-EXEMPT FUND
VANGUARD LONG-TERM TAX-EXEMPT FUND
VANGUARD HIGH-YIELD TAX-EXEMPT FUND

[PHOTO]

SEMIANNUAL
REPORT
APRIL 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [GRAPHIC]

                                    CONTENTS


                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1


                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4


                                   REPORT FROM
                                   THE ADVISER
                                        6


                              PERFORMANCE SUMMARIES
                                        8


                                  FUND PROFILES
                                       12


                              FINANCIAL STATEMENTS
                                       20

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C.  Bogle
Chairman & CEO           Senior Chairman

An upward trend in interest rates pulled municipal bond prices down a bit, partially offsetting the returns from tax-exempt interest income for the seven Vanguard Municipal Bond Funds during the first half of the 1999 fiscal year. Returns, if modest during this short period, remained positive, ranging from +1.5% for the Tax-Exempt Money Market and Short-Term Tax-Exempt Funds to +2.0% for the Insured Long-Term and High-Yield Tax-Exempt Funds.

       The table below shows the six-month total return (capital change plus reinvested dividends) for each fund, along with a breakdown of its capital and income components. For each of these funds, the income dividends distributed by the fund are generally free from federal income taxes. The table also shows each fund's annualized yield as of April 30. Per-share figures for each fund, including income dividends and any distributions from net realized capital gains, along with net asset values, are presented in the table following this letter. The returns of each fund in comparison with its index benchmark are shown in the Performance Summaries on pages 8 through 11. Each fund tracked its index closely--within 0.4 percentage point--during the first six months of the fiscal year.

---------------------------------------------------------------------
                       COMPONENTS OF TOTAL RETURNS
                     SIX MONTHS ENDED APRIL 30, 1999
                    ----------------------------------       SEC
                     TOTAL       INCOME       CAPITAL     ANNUALIZED
TAX-EXEMPT FUND      RETURN      RETURN       RETURN        YIELD*
---------------------------------------------------------------------
Money Market**        +1.5%       +1.5%         0.0%        3.34%
---------------------------------------------------------------------
Short-Term            +1.5%       +1.8%        -0.3%        3.25%
---------------------------------------------------------------------
Limited-Term          +1.8%       +2.1%        -0.3%        3.60%
---------------------------------------------------------------------
Intermediate-Term     +1.8%       +2.4%        -0.6%        4.11%
---------------------------------------------------------------------
Insured Long-Term     +2.0%       +2.6%        -0.6%        4.45%
---------------------------------------------------------------------
Long-Term             +1.7%       +2.4%        -0.7%        4.56%
---------------------------------------------------------------------
High-Yield            +2.0%       +2.6%        -0.6%        4.70%
---------------------------------------------------------------------

*7-day yield for the Tax-Exempt Money Market Fund; 30-day yield for other funds.

**An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

       It's important to note that semiannual returns for bond funds account for only half of the year's interest income, while price changes occur immediately in response to changes in interest rates. Over the long run, however, interest income accounts for the vast majority of the total return of a bond fund. For this reason, we think it's useful to present a full year's interest income. The table on page 2 presents each fund's return for the past twelve months, divided into its income and capital components.

THE PERIOD IN REVIEW

The economic picture brightened considerably during the six months ended April 30, as the U.S. economy steamed ahead and many countries around the world showed signs of recovery from financial turmoil. For stocks, this news was good--the Standard & Poor's 500 Composite Stock Price Index earned a six-month return of +22.3%. For the bond market, the strength of the economy's expansion raised fears that inflation, the bond investor's mortal enemy, would reawaken.

-------------------------------------------------------
                       COMPONENTS OF TOTAL RETURNS
                    TWELVE MONTHS ENDED APRIL 30, 1999
                   ------------------------------------
                    TOTAL         INCOME       CAPITAL
TAX-EXEMPT FUND     RETURN        RETURN       RETURN
-------------------------------------------------------
Money Market         +3.2%         +3.2%         0.0%
Short-Term           +4.2          +3.9         +0.3
Limited-Term         +5.5          +4.4         +1.1
Intermediate-Term    +6.4          +5.0         +1.4
Insured Long-Term    +7.4          +5.4         +2.0
Long-Term            +6.8          +5.2         +1.6
High-Yield           +7.1          +5.4         +1.7
-------------------------------------------------------

       The U.S. economy expanded at a 6.0% annual pace during the final three months of 1998 and then recorded a growth rate of 4.1% in the January-March period. Growth continues to be driven by consumers, who are spending at a record pace. The boost from the consumer sector has more than offset the drag of a ballooning trade deficit. A strong job market and low inflation also contributed to the rosy economic scenario. Unemployment hovered near a 30-year low of 4.2% of the workforce, while consumer prices rose 1.3% during the period.

       Though there was little concrete evidence of a resurgence of inflation, the potential for higher prices troubled the bond market during the latter part of the half-year. The yield of the benchmark 30-year U.S. Treasury bond ended the period at 5.66%, 50 basis points (0.50 percentage point) higher than its 5.16% yield on October 31, 1998. Long-term Treasury bonds, as measured by the Lehman Brothers Long U.S. Treasury Bond Index, had a negative return of -3.6%, as a price decline of -6.6% more than offset the index's +3.0 return from interest income. At the shorter end of the fixed-income spectrum, rates rose, though not quite so significantly. The yield of 3-month U.S. Treasury bills was 4.54% on April 30, a bit higher than its 4.32% level at the half-year's start.

       The rise in rates was also more muted in the tax-exempt bond market. Yields on high-grade, long-term tax-exempt bonds rose just 15 basis points on balance to 5.28% from 5.13% last October. Yields on high-quality short-term municipal securities started the period at 2.88% and ended it at 3.17%, up 29 basis points. For a taxpayer in the highest federal income tax bracket, a 5.28% tax-exempt yield is equivalent to 8.74% on taxable bonds, a highly attractive proposition for many fixed-income investors.

PERFORMANCE OVERVIEW

Six of our seven funds provided a higher total return for the six months than the average fund holding tax-exempt securities of similar quality and maturity, as reflected in the table below. The Short-Term Tax-Exempt Fund, after adjusting for the shorter maturity range of its holdings compared with those of other funds in its category, fell short by only 0.1 percentage point. All of the funds earned more than the inflation rate--consumer prices rose 1.3% during the six months.

--------------------------------------------------------
                              TOTAL RETURNS
                     SIX MONTHS ENDED APRIL 30, 1999
                   ------------------------------------
                                  AVERAGE
                   VANGUARD      COMPETING
TAX-EXEMPT FUND      FUND          FUND      DIFFERENCE
--------------------------------------------------------
Money Market         +1.5%         +1.3%        +0.2%
Short-Term           +1.5          +1.6*        -0.1
Limited-Term         +1.8          +1.5         +0.3
Intermediate-Term    +1.8          +1.3         +0.5
Insured Long-Term    +2.0          +1.1         +0.9
Long-Term            +1.7          +1.2         +0.5
High-Yield           +2.0          +1.6         +0.4
--------------------------------------------------------

*Adjusted to exclude funds with a dollar-weighted average maturity greater than two years as of March 31, 1999.

       Our adviser, Vanguard Fixed Income Group, achieved these excellent results while maintaining a higher overall credit quality than our peer funds. We consider high credit quality an important protection for our shareholders in case the economy sours and diminishes the ability of bond issuers to meet their obligations. This performance is possible primarily because of our significant cost advantage over similar funds. The expense ratios (annualized expenses as a percentage of average net assets) of the Vanguard tax-exempt funds amounted to about 0.20%. Average expense ratios of competing funds range from about 0.69% for tax-exempt money market funds to 1.16% for high-yield tax-exempt funds. Competitors must overcome this significant gap just to hold even with our funds. In essence, low operating costs provide a valuable head start in our quest to surpass the results of similar funds. Our Fixed Income Group performed admirably in deploying this cost advantage to the benefit of the shareholders.

IN SUMMARY

While the environment for municipal bonds was not ideal during the first half of fiscal 1999, returns were positive. As we have emphasized in the past, and certainly will in the future, we are convinced that creating a suitable mix of stock funds, fixed-income funds, and money market funds--and then sticking with it through good times and bad--is the surest route to long-term investment success.

       We look forward to reporting to you on the full fiscal year six months hence.


/s/ JOHN C. BOGLE                      /s/ JOHN J. BRENNAN

John C. Bogle                          John J. Brennan
Senior Chairman                        Chairman and
                                       Chief Executive Officer
May 20, 1999



FUND STATISTICS
----------------------------------------------------------------------------------------------------------------------
                                NET ASSET VALUE
                                   PER SHARE                       SIX MONTHS                     TWELVE MONTHS
                         -----------------------------     --------------------------       --------------------------
                          OCTOBER 31,       APRIL 30,        INCOME          CAPITAL          INCOME         CAPITAL
TAX-EXEMPT FUND              1998             1999          DIVIDENDS         GAINS*         DIVIDENDS        GAINS*
----------------------------------------------------------------------------------------------------------------------
Money Market               $  1.00          $  1.00          $0.015               --          $0.031             --
Short-Term                   15.65            15.59           0.288           $0.006           0.593         $0.006
Limited-Term                 10.85            10.82           0.228               --           0.460             --
Intermediate-Term            13.52            13.40           0.323            0.035           0.655          0.035
Insured Long-Term            12.73            12.59           0.321            0.069           0.651          0.069
Long-Term                    11.39            11.19           0.281            0.115           0.572          0.115
High-Yield                   11.06            10.92           0.282            0.072           0.575          0.072
----------------------------------------------------------------------------------------------------------------------

*Includes long-term and short-term capital gains distributions.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

       The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

       The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

-----------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                              PERIODS ENDED APRIL 30, 1999
                                           ---------------------------------
                                           6 MONTHS      1 YEAR     5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.3%        21.8%       26.9%
   Russell 2000 Index                        15.2         -9.3        13.0
   Wilshire 5000 Index                       22.8         17.0        24.5
   MSCI EAFE Index                           15.4          9.8         9.0
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.7%         6.3%        8.0%
   Lehman 10-Year Municipal Bond Index        1.5          7.1         7.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.3%        2.4%
-----------------------------------------------------------------------------

*Annualized.

       U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

       Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

       Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

       Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

       Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

       The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISER

[PHOTO]

What a difference six months can make in the global economy! In our letter to you six months ago, the global capital markets seemed to be on the verge of a meltdown. Asian economies, once termed the "Asian tigers" because of their explosive growth, were suffering massive outflows of foreign capital, which put enormous pressure on the value of their currencies. This spreading global economic condition gave rise to a new phrase, the "Asian contagion." Russia had recently defaulted on its debt. Latin America was considered the next in line for this rolling calamity, as investors expected that Brazil might be next to devalue its currency. Investors were rushing to the safety of U.S. Treasury securities. The Federal Reserve Board had just lowered short-term interest rates twice by a total of 0.5 percentage point. Ultimately, the Fed would trim short-term rates by another quarter-point for a total reduction of 0.75 percentage point. At the time, as oil was dropping toward a price of $10 per barrel and the yield of the 30-year Treasury bond was around 4.75%, the danger of higher inflation was not registering in any of the government's statistics.

       Now, the world seems to have taken a step back from the brink of an economic cliff. Most of Asia, with the exception of Japan, is showing signs of recovery. If the performance of Asian stock markets is any indicator, investors are embracing these economies again. Latin America's economies did not fall into the abyss, as Brazil ultimately chose to devalue its currency. In January, Europe's common currency, the euro, was introduced, linking the economic fates of 11 European countries. On the whole, growth rates of these "Euroland" economies have shown signs of slowing in the past few months. This factor, coupled with the tensions of the Kosovo conflict, has resulted in a weakening of the euro versus the U.S. dollar since the currency's introduction.

       Throughout all the turmoil, the American economy performed extremely well, with its gross domestic product registering a 6.0% annual growth rate in fourth-quarter 1998, followed by continued expansion at a 4.1% annual pace during first-quarter 1999. As the U.S. economy continues to grow, the unemployment rate remains low (4.3% as of this writing) and inflation has remained subdued. Looking forward, the key question facing the capital markets is whether inflation will accelerate. The Organization of Petroleum Exporting Countries (OPEC) recently agreed to limit oil production. Several such agreements have been made in the past, but compliance with them has always been a challenge for OPEC's members. So far, however, the price of oil has increased to approximately $18 per barrel, up almost 80% from December 1998. If other commodities begin to register similar price increases, the low-inflation era may be behind us.

       Given this backdrop, yields on the benchmark 30-year Treasury bond increased 50 basis points (0.5 percentage point, from 5.16% to 5.66%) over the last six months. Yields on municipal bonds followed the same upward trend as their taxable brethren, although the magnitude of the move was not nearly so pronounced for tax-exempt securities. The yield of a 30-year, AAA- rated tax-exempt bond rose over the period by about 20 basis points (from about 4.90% to 5.10%).

       During the half-year, the seven Vanguard Municipal Bond Funds provided returns that reflected their differing exposure to interest rate risk. The funds that possess the greatest market risk--those with the longest average maturities--experienced the largest capital declines in this period of rising yields. A bond's price moves in the opposite direction from its yield. Therefore, the capital declines incurred offset, to one degree or another, the income component of each fund's total return.

       Two factors explain the municipal bond market's relatively strong performance in comparison with Treasury securities during the half-year. First, municipal bonds closed fiscal year 1998 last October 31 with very attractive yields compared with similar Treasury securities. In fact, for weeks on end, long-term municipal bonds yielded more than Treasuries with identical maturity dates, even though interest on municipals is exempt from federal taxes. The global economic forces that led investors to seek the safety of Treasuries contributed to making those securities relatively expensive and municipal bonds relatively cheap. As we entered the new year and concerns about the global economy subsided, yields of Treasury securities rose more than those on municipal bonds. The second factor working in favor of municipals during the half-year is that issuance of new municipal bonds declined in 1999. Calendar-year 1998 saw the second-largest issuance of new municipal bonds in the last ten years. This fact alone contributed to municipal bonds' underperformance versus taxable bonds during calendar-year 1998. However, over the first quarter of calendar 1999, the amount of new municipal bonds coming to market declined 21% from the same period in 1998.

       As always, the Vanguard Municipal Bond Funds have been managed in a manner consistent with our core values. Our long-standing belief is that low costs, coupled with prudent risk taking by professional managers with an eye toward the long term, will produce consistently strong results for our shareholders.


Ian A. Mackinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

May 13, 1999

INVESTMENT PHILOSOPHY

Each fund holds a diversified group of municipal bonds designed to produce a high level of current, tax-exempt income consistent with each fund's maturity and quality mandates. In managing the fund, Vanguard Fixed Income Group follows a disciplined investment policy, meeting well-defined standards for credit quality and keeping each fund within its stated maturity range, while seeking to exceed, with reasonable consistency over the long term, average returns achieved by comparable funds.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note that annual returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JUNE 10, 1980-APRIL 30, 1999
---------------------------------------------------------
            TAX-EXEMPT MONEY MARKET FUND         AVERAGE
                                                 FUND*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1980        0.0%        1.3%        1.3%          0.1%
1981        0.0         6.4         6.4           6.2
1982        0.0         7.4         7.4           7.8
1983        0.0         5.1         5.1           4.8
1984        0.0         5.8         5.8           5.4
1985        0.0         5.4         5.4           5.0
1986        0.0         4.9         4.9           4.6
1987        0.0         4.4         4.4           3.9
1988        0.0         5.0         5.0           4.7
1989        0.0         6.3         6.3           5.9
1990        0.0         5.9         5.9           5.5
1991        0.0         4.8         4.8           4.5
1992        0.0         3.3         3.3           2.8
1993        0.0         2.5         2.5           2.0
1994        0.0         2.5         2.5           2.1
1995        0.0         3.7         3.7           3.3
1996        0.0         3.4         3.4           3.0
1997        0.0         3.5         3.5           3.0
1998        0.0         3.4         3.4           3.0
1999**      0.0         1.5         1.5           1.3
---------------------------------------------------------
SEC 7-Day Annualized Yield (4/30/1999): 3.34%

 *Average Tax-Exempt Money Market Fund.

**Six months ended April 30, 1999.

See Financial Highlights table on page 26 for dividend information for the past five years.


SHORT-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-APRIL 30, 1999
----------------------------------------------------------
              SHORT-TERM TAX-EXEMPT FUND         LEHMAN*
FISCAL      CAPITAL    INCOME       TOTAL        TOTAL
YEAR        RETURN     RETURN       RETURN       RETURN
----------------------------------------------------------
1979        -0.7%       4.4%         3.7%         N/A
1980         0.9        5.3          6.2          N/A
1981         0.1        6.7          6.8          N/A
1982         2.4        8.3         10.7          N/A
1983        -0.5        6.1          5.6          N/A
1984        -0.1        6.5          6.4          N/A
1985         0.7        6.5          7.2          N/A
1986         1.6        6.1          7.7         11.0%
1987        -2.2        5.0          2.8          3.2
1988         1.6        5.4          7.0          5.9
1989         0.3        6.0          6.3          6.2
1990         0.4        6.1          6.5          7.0
1991         1.2        5.7          6.9          9.4
1992         0.8        4.5          5.3          7.8
1993         0.3        3.9          4.2          6.6
1994        -1.3        3.5          2.2          1.4
1995         1.2        4.1          5.3          8.0
1996        -0.1        4.0          3.9          4.5
1997         0.0        4.0          4.0          5.5
1998         0.5        4.0          4.5          5.7
1999**      -0.3        1.8          1.5          1.9
----------------------------------------------------------

 *Lehman 3 Year Municipal Bond Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
---------------------------------------------------------------------------------------------------------------
                                                                                           10 YEARS
                                        INCEPTION                              --------------------------------
                                          DATE       1 YEAR      5 YEARS        CAPITAL     INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund            6/10/1980     3.24%       3.38%          0.00%       3.80%       3.80%
Short-Term Tax-Exempt Fund               9/1/1977     4.00        4.09           0.41        4.48        4.89
---------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely, so an investment in the funds could lose money.

LIMITED-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: AUGUST 31, 1987-APRIL 30, 1999
--------------------------------------------------------
            LIMITED-TERM TAX-EXEMPT FUND         LEHMAN*
FISCAL      CAPITAL    INCOME      TOTAL         TOTAL
YEAR        RETURN     RETURN      RETURN        RETURN
--------------------------------------------------------
1987        -0.6%       1.0%        0.4%         -0.2%
1988         2.2        6.3         8.5           5.9
1989         0.0        6.5         6.5           6.2
1990         0.7        6.5         7.2           7.0
1991         2.8        6.1         8.9           9.4
1992         1.7        5.3         7.0           7.8
1993         2.4        4.6         7.0           6.6
1994        -3.1        4.2         1.1           1.4
1995         2.5        4.7         7.2           8.0
1996        -0.2        4.6         4.4           4.5
1997         0.5        4.5         5.0           5.5
1998         1.0        4.4         5.4           5.7
1999**      -0.3        2.1         1.8           1.9
--------------------------------------------------------

 *Lehman 3 Year Municipal Bond Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

INTERMEDIATE-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-APRIL 30, 1999
---------------------------------------------------------
                  INTERMEDIATE-TERM
                   TAX-EXEMPT FUND               LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1979        -9.5%       4.8%        -4.7%         N/A
1980       -11.6        5.9         -5.7          N/A
1981       -18.4        7.4        -11.0          N/A
1982        15.4       11.3         26.7          N/A
1983         0.3        8.4          8.7          N/A
1984        -1.7        8.9          7.2          N/A
1985         7.2        9.4         16.6          N/A
1986        10.8        8.5         19.3         19.8%
1987        -7.9        6.6         -1.3         -0.4
1988         6.4        7.5         13.9         10.5
1989         0.3        7.2          7.5          6.3
1990         0.3        7.0          7.3          8.0
1991         5.6        7.0         12.6         11.2
1992         1.2        6.0          7.2          8.2
1993         8.4        5.9         14.3         12.0
1994        -6.5        5.0         -1.5         -1.9
1995         6.3        5.8         12.1         12.3
1996        -0.3        5.2          4.9          4.7
1997         1.3        5.3          6.6          7.4
1998         1.7        5.1          6.8          7.4
1999**      -0.6        2.4          1.8          1.6
---------------------------------------------------------

 *Lehman 7 Year Municipal Bond Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-------------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                          INCEPTION                               ---------------------------------
                                            DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
Limited-Term Tax-Exempt Fund              8/31/1987     4.92%         4.98%         0.96%        5.07%       6.03%
Intermediate-Term Tax-Exempt Fund         9/1/1977      5.42          6.41          1.87         5.86        7.73
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely, so an investment in the funds could lose money.

INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1984-APRIL 30, 1999
------------------------------------------------------------
                  INSURED LONG-TERM
                   TAX-EXEMPT FUND              LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
------------------------------------------------------------
1984        -1.6%       0.8%        -0.8%         1.3%
1985         6.7        9.7         16.4         18.7
1986        14.3        9.2         23.5         22.6
1987        -9.2        6.9         -2.3         -0.8
1988         7.9        8.2         16.1         14.6
1989         1.3        7.5          8.8          8.1
1990        -0.8        7.2          6.4          7.4
1991         6.0        7.2         13.2         12.2
1992         0.2        6.5          6.7          8.4
1993        10.7        6.4         17.1         14.1
1994       -10.8        5.2         -5.6         -4.3
1995         9.5        6.4         15.9         14.8
1996         0.7        5.6          6.3          5.7
1997         1.9        5.7          7.6          8.5
1998         2.4        5.5          7.9          8.0
1999**      -0.6        2.6          2.0          1.8
------------------------------------------------------------

 *Lehman Municipal Bond Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-APRIL 30, 1999
---------------------------------------------------------
         LONG-TERM TAX-EXEMPT FUND              LEHMAN*
FISCAL    CAPITAL     INCOME       TOTAL        TOTAL
YEAR      RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1979        -9.4%       5.7%        -3.7%         N/A
1980       -19.2        6.5        -12.7          N/A
1981       -21.4        8.4        -13.0        -11.4%
1982        19.0       13.3         32.3         31.6
1983         1.8        9.5         11.3          4.4
1984        -3.3        9.6          6.3          7.6
1985         8.3       10.1         18.4         18.7
1986        14.5        9.3         23.8         22.6
1987       -11.0        6.9         -4.1         -0.8
1988         9.0        8.3         17.3         14.6
1989         1.2        7.6          8.8          8.1
1990        -1.1        7.2          6.1          7.4
1991         6.7        7.6         14.3         12.2
1992         0.8        6.7          7.5          8.4
1993        10.5        6.4         16.9         14.1
1994       -10.7        5.2         -5.5         -4.3
1995         9.5        6.5         16.0         14.8
1996         1.1        5.6          6.7          5.7
1997         2.6        5.6          8.2          8.5
1998         2.4        5.4          7.8          8.0
1999**      -0.7        2.4          1.7          1.8
---------------------------------------------------------

 *Lehman Municipal Bond Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                           INCEPTION                                -------------------------------
                                             DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
Insured Long-Term Tax-Exempt Fund          9/30/1984     6.02%         7.57%         2.00%        6.24%       8.24%
Long-Term Tax-Exempt Fund                  9/1/1977      5.71          7.72          2.24         6.30        8.54
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

HIGH-YIELD TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: DECEMBER 27, 1978-APRIL 30, 1999
----------------------------------------------------------
             HIGH-YIELD TAX-EXEMPT FUND         LEHMAN*
FISCAL     CAPITAL    INCOME       TOTAL        TOTAL
YEAR       RETURN     RETURN       RETURN       RETURN
----------------------------------------------------------
1979        -6.8%       5.2%        -1.6%         N/A
1980       -15.3        7.1         -8.2          N/A
1981       -19.4        9.0        -10.4        -11.4%
1982        16.1       13.7         29.8         31.6
1983         2.4        9.8         12.2          4.4
1984        -2.6       10.0          7.4          7.6
1985         8.5       10.4         18.9         18.7
1986        14.7        9.6         24.3         22.6
1987       -11.7        7.0         -4.7         -0.8
1988        10.1        8.7         18.8         14.6
1989         1.1        7.7          8.8          8.1
1990        -1.9        7.5          5.6          7.4
1991         7.2        8.0         15.2         12.2
1992         0.6        7.1          7.7          8.4
1993        10.0        6.8         16.8         14.1
1994       -10.5        5.5         -5.0         -4.3
1995         9.0        6.8         15.8         14.8
1996         0.3        5.7          6.0          5.7
1997         2.5        5.9          8.4          8.5
1998         2.6        5.6          8.2          8.0
1999**      -0.6        2.6          2.0          1.8
----------------------------------------------------------

 *Lehman Municipal Bond Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-----------------------------------------------------------------------------------------------------------------
                                                                                             10 YEARS
                                        INCEPTION                               ---------------------------------
                                          DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------
High-Yield Tax-Exempt Fund              12/27/1978     5.96%        7.68%         2.02%        6.55%       8.57%
-----------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
Yield                                                 3.3%
Average Maturity                                   40 days
Average Quality                                      MIG-1
Expense Ratio                                       0.19%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
MIG-1/SP-1                                        69.5%
A-1/P-1                                           28.6
AAA/AA                                             1.9
A                                                  0.0
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Texas                                             11.2%
Illinois                                           7.3
Florida                                            7.2
California                                         5.4
Ohio                                               5.3
New York                                           5.0
Utah                                               3.6
Wisconsin                                          3.4
Georgia                                            3.3
New Mexico                                         3.1
-------------------------------------------------------
Top Ten                                           54.8%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a fund's holdings of bonds, the less the fund will be hurt by any financial problems in a single state or region.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       251          49,351
Yield                                 3.3%              --
Yield to Maturity                     3.4%              --
Average Coupon                        5.3%            5.5%
Average Maturity                  425 days      13.2 years
Average Quality                        AA+             AA+
Average Duration                 1.2 years       7.2 years
Expense Ratio                      0.19%**              --
Cash Reserves                         0.2%              --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
-------------------------------
[GRAPH]

VOLATILITY MEASURES
---------------------------------------------------
                         SHORT-TERM          LEHMAN
                         TAX-EXEMPT          INDEX*
---------------------------------------------------
R-Squared                      0.70            1.00
Beta                           0.15            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
---------------------------------------------------
AAA                                          62.0%
AA                                           26.7
A                                             7.2
BBB                                           3.4
BB                                            0.7
B                                             0.0
Not Rated                                     0.0
---------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                 48.7%
1-3 Years                                    39.9
3-5 Years                                    11.4
Over 5 Years                                  0.0
---------------------------------------------------
Total                                       100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
---------------------------------------------------
New York                                     13.5%
Pennsylvania                                 10.1
California                                    9.6
Texas                                         8.4
Massachusetts                                 7.6
Florida                                       5.0
Ohio                                          4.3
Wyoming                                       4.0
Michigan                                      2.9
Wisconsin                                     2.9
---------------------------------------------------
Top Ten                                      68.3%

FUND PROFILE
LIMITED-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                              LIMITED-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       347          49,351
Yield                                 3.6%              --
Yield to Maturity                     3.8%              --
Average Coupon                        5.7%            5.5%
Average Maturity                 3.4 years      13.2 years
Average Quality                        AA+             AA+
Average Duration                 3.0 years       7.2 years
Expense Ratio                      0.20%**              --
Cash Reserves                         0.7%              --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                             LIMITED-TERM           LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.86            1.00
Beta                                  0.42            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------
AAA                                          61.8%
AA                                           29.2
A                                             3.6
BBB                                           4.6
BB                                            0.8
B                                             0.0
Not Rated                                     0.0
--------------------------------------------------
Total                                       100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       7.6%
1-3 Years                                         37.8
3-5 Years                                         30.4
Over 5 Years                                      24.2
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
New York                                          17.5%
Texas                                              9.5
Michigan                                           7.4
Pennsylvania                                       6.3
Illinois                                           5.6
Massachusetts                                      4.9
California                                         4.7
Florida                                            4.1
Washington                                         3.8
Hawaii                                             3.3
-------------------------------------------------------
Top Ten                                           67.1%

FUND PROFILE
INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       972          49,351
Yield                                 4.1%              --
Yield to Maturity                     4.3%              --
Average Coupon                        5.6%            5.5%
Average Maturity                 6.8 years      13.2 years
Average Quality                        AA+             AA+
Average Duration                 5.3 years       7.2 years
Expense Ratio                      0.19%**              --
Cash Reserves                         1.1%              --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
--------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.93            1.00
Beta                                  0.79            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               64.3%
AA                                                26.2
A                                                  6.4
BBB                                                3.1
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       6.9%
1-5 Years                                         22.9
5-10 Years                                        44.2
10-20 Years                                       25.5
20-30 Years                                        0.5
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
New York                                          15.5%
Texas                                              9.1
California                                         8.7
Pennsylvania                                       8.5
Massachusetts                                      8.3
New Jersey                                         5.0
Florida                                            3.8
Nevada                                             3.7
Michigan                                           3.4
Illinois                                           3.4
-------------------------------------------------------
Top Ten                                           69.4%

FUND PROFILE
INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       264          49,351
Yield                                 4.5%              --
Yield to Maturity                     4.6%              --
Average Coupon                        5.6%            5.5%
Average Maturity                11.3 years      13.2 years
Average Quality                        AAA             AA+
Average Duration                 7.7 years       7.2 years
Expense Ratio                      0.20%**              --
Cash Reserves                         0.0%              --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.12            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
--------------------------------------------------------
AAA                                               98.8%
AA                                                 1.2
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
--------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       4.6%
1-5 Years                                         11.4
5-10 Years                                        24.9
10-20 Years                                       39.8
20-30 Years                                       17.5
Over 30 Years                                      1.8
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
--------------------------------------------------------
Pennsylvania                                       8.7%
California                                         8.6
Florida                                            8.2
Colorado                                           5.9
Texas                                              5.7
New Jersey                                         5.1
Massachusetts                                      4.7
Georgia                                            4.6
Ohio                                               4.5
Illinois                                           4.4
--------------------------------------------------------
Top Ten                                           60.4%

FUND PROFILE
LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       192          49,351
Yield                                 4.6%              --
Yield to Maturity                     4.7%              --
Average Coupon                        5.6%            5.5%
Average Maturity                12.4 years      13.2 years
Average Quality                        AA+             AA+
Average Duration                 8.1 years       7.2 years
Expense Ratio                      0.19%**              --
Cash Reserves                         0.3%              --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.09            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               65.6%
AA                                                20.4
A                                                 11.8
BBB                                                2.2
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       6.8%
1-5 Years                                          9.9
5-10 Years                                        19.8
10-20 Years                                       38.3
20-30 Years                                       22.9
Over 30 Years                                      2.3
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
New York                                          11.6%
Texas                                             11.3
Pennsylvania                                      11.2
Massachusetts                                     10.4
California                                        10.0
Illinois                                           3.9
Washington                                         3.9
Nevada                                             3.7
Michigan                                           2.7
Georgia                                            2.6
-------------------------------------------------------
Top Ten                                           71.3%

FUND PROFILE
HIGH-YIELD TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                       299          49,351
Yield                                 4.7%              --
Yield to Maturity                     4.9%              --
Average Coupon                        5.5%            5.5%
Average Maturity                12.5 years      13.2 years
Average Quality                         A+             AA+
Average Duration                 8.1 years       7.2 years
Expense Ratio                      0.20%**              --
Cash Reserves                         0.8%              --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
R-Squared                             0.96            1.00
Beta                                  0.97            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               46.7%
AA                                                11.3
A                                                 11.8
BBB                                               20.5
BB                                                 2.0
B                                                  0.0
Not Rated                                          7.7
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       2.3%
1-5 Years                                         11.1
5-10 Years                                        24.8
10-20 Years                                       35.4
20-30 Years                                       22.9
Over 30 Years                                      3.5
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Pennsylvania                                       9.7%
Texas                                              9.6
California                                         8.8
New York                                           7.6
Massachusetts                                      6.9
Michigan                                           4.9
Georgia                                            4.4
Illinois                                           3.5
Colorado                                           3.3
Ohio                                               2.9
-------------------------------------------------------
Top Ten                                           61.6%

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Municipal Bond Funds, are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                     TAX-EXEMPT         SHORT-TERM       LIMITED-TERM  INTERMEDIATE-TERM
                                                   MONEY MARKET         TAX-EXEMPT         TAX-EXEMPT         TAX-EXEMPT
                                                           FUND               FUND               FUND               FUND
                                                   ----------------------------------------------------------------------
                                                                             SIX MONTHS ENDED APRIL 30, 1999
                                                   ----------------------------------------------------------------------
                                                          (000)              (000)              (000)              (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                           $101,298            $33,067            $53,576           $200,743
                                                   ----------------------------------------------------------------------
        Total Income                                    101,298             33,067             53,576            200,743
                                                   ----------------------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                        385                101                144                478
        Management and Administrative                     5,008              1,298              1,967              6,417
        Marketing and Distribution                          867                230                281                797
    Custodian Fees                                           37                 10                 12                 37
    Auditing Fees                                             6                  2                  3                  8
    Shareholders' Reports                                    12                  3                  5                 20
    Trustees' Fees and Expenses                               4                  1                  2                  6
                                                   ----------------------------------------------------------------------
        Total Expenses                                    6,319              1,645              2,414              7,763
        Expenses Paid Indirectly--Note C                    (37)               (50)              (133)              (227)
                                                   ----------------------------------------------------------------------
        Net Expenses                                      6,282              1,595              2,281              7,536
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    95,016             31,472             51,295            193,207
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                              (34)               499                864             16,560
    Futures Contracts                                        --                 --               (419)              (248)
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    (34)               499                445             16,312
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                    --             (6,633)           (11,910)           (99,696)
    Futures Contracts                                        --                 --              4,351             28,117
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                           --             (6,633)            (7,559)           (71,579)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                   $  94,982            $25,338            $44,181           $137,940
=========================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                          INSURED LONG-TERM          LONG-TERM         HIGH-YIELD
                                                                 TAX-EXEMPT         TAX-EXEMPT         TAX-EXEMPT
                                                                       FUND               FUND               FUND
                                                          -------------------------------------------------------
                                                                            SIX MONTHS ENDED APRIL 30, 1999
                                                          -------------------------------------------------------
                                                                      (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                        $60,221            $40,389            $76,912
                                                          -------------------------------------------------------
        Total Income                                                 60,221             40,389             76,912
                                                          -------------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                    137                 93                169
        Management and Administrative                                 1,868              1,223              2,323
        Marketing and Distribution                                      192                142                268
    Custodian Fees                                                       12                  8                 14
    Auditing Fees                                                         3                  2                  3
    Shareholders' Reports                                                 6                  5                  9
    Trustees' Fees and Expenses                                           2                  1                  2
                                                          -------------------------------------------------------
        Total Expenses                                                2,220              1,474              2,788
        Expenses Paid Indirectly--Note C                                (82)               (12)              (101)
                                                          -------------------------------------------------------
        Net Expenses                                                  2,138              1,462              2,687
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                58,083             38,927             74,225
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                        6,961              2,295             (2,485)
    Futures Contracts                                                10,818              2,742             11,246
------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                             17,779              5,037              8,761
------------------------------------------------------------------------------------------------------------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                           (32,263)           (20,987)           (33,784)
    Futures Contracts                                                 1,245              3,292              5,278
------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    (31,018)           (17,695)           (28,506)
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $44,844            $26,269            $54,480
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                TAX-EXEMPT                            SHORT-TERM
                                                             MONEY MARKET FUND                      TAX-EXEMPT FUND
                                                    ---------------------------------     --------------------------------
                                                       SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                            ENDED              ENDED              ENDED             ENDED
                                                    APR. 30, 1999      OCT. 31, 1998      APR. 30, 1999     OCT. 31, 1998
                                                            (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $    95,016        $   193,699        $    31,472       $    60,583
    Realized Net Gain (Loss)                                  (34)                29                499               627
    Change in Unrealized Appreciation (Depreciation)           --                 --             (6,633)            6,658
                                                    ----------------------------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                                94,982            193,728             25,338            67,868
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (95,016)          (193,699)           (31,472)          (60,583)
    Realized Capital Gain                                      --                 --               (625)             (585)
                                                    ----------------------------------------------------------------------
        Total Distributions                               (95,016)          (193,699)           (32,097)          (61,168)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              4,453,341          6,814,946            639,174           947,896
    Issued in Lieu of Cash Distributions                   88,482            181,732             27,344            51,299
    Redeemed                                           (4,268,293)        (6,131,356)          (494,963)         (836,797)
                                                    ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions      273,530            865,322            171,555           162,398
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        273,496            865,351            164,796           169,098
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                 6,245,761          5,380,410          1,653,663         1,484,565
                                                    ----------------------------------------------------------------------
    End of Period                                      $6,519,257         $6,245,761         $1,818,459        $1,653,663
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                              4,453,341          6,814,946             40,913            60,783
    Issued in Lieu of Cash Distributions                   88,482            181,732              1,750             3,290
    Redeemed                                           (4,268,293)        (6,131,356)           (31,683)          (53,669)
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                273,530            865,322             10,980            10,404
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                             LIMITED-TERM                        INTERMEDIATE-TERM
                                                            TAX-EXEMPT FUND                       TAX-EXEMPT FUND
                                                    --------------------------------      --------------------------------
                                                       SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                            ENDED              ENDED              ENDED             ENDED
                                                    APR. 30, 1999      OCT. 31, 1998      APR. 30, 1999     OCT. 31, 1998
                                                            (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $    51,295        $    90,913        $   193,207       $   355,726
    Realized Net Gain (Loss)                                  445                579             16,312            20,267
    Change in Unrealized Appreciation (Depreciation)       (7,559)            22,307            (71,579)           98,989
                                                    ----------------------------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                                44,181            113,799            137,940           474,982
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (51,295)           (90,913)          (193,207)         (355,726)
    Realized Capital Gain                                      --                 --            (20,558)          (26,386)
                                                    ----------------------------------------------------------------------
        Total Distributions                               (51,295)           (90,913)          (213,765)         (382,112)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                580,504            927,565          1,348,311         1,986,864
    Issued in Lieu of Cash Distributions                   40,307             71,458            162,492           286,110
    Redeemed                                             (427,221)          (643,738)          (827,385)       (1,362,906)
                                                    ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions      193,590            355,285            683,418           910,068
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        186,476            378,171            607,593         1,002,938
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                 2,340,180          1,962,009          7,773,077         6,770,139
                                                    ----------------------------------------------------------------------
    End of Period                                      $2,526,656         $2,340,180         $8,380,670        $7,773,077
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 53,499             86,051            100,055           147,963
    Issued in Lieu of Cash Distributions                    3,715              6,626             12,058            21,322
    Redeemed                                              (39,379)           (59,721)           (61,417)         (101,633)
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                 17,835             32,956             50,696            67,652
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                           INSURED LONG-TERM                         LONG-TERM
                                                            TAX-EXEMPT FUND                       TAX-EXEMPT FUND
                                                    --------------------------------      --------------------------------
                                                       SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                            ENDED              ENDED              ENDED             ENDED
                                                    APR. 30, 1999      OCT. 31, 1998      APR. 30, 1999     OCT. 31, 1998
                                                            (000)              (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $    58,083        $   110,968        $    38,927       $    70,509
    Realized Net Gain (Loss)                               17,779              4,877              5,037            13,447
    Change in Unrealized Appreciation (Depreciation)      (31,018)            46,601            (17,695)           18,016
                                                    ----------------------------------------------------------------------
        Net Increase in Net Assets Resulting
            from Operations                                44,844            162,446             26,269           101,972
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (58,083)          (110,968)           (38,927)          (70,509)
    Realized Capital Gain                                 (12,266)           (13,338)           (15,575)           (6,527)
                                                    ----------------------------------------------------------------------
        Total Distributions                               (70,349)          (124,306)           (54,502)          (77,036)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                233,618            358,616            238,040           380,652
    Issued in Lieu of Cash Distributions                   45,999             80,270             38,632            52,583
    Redeemed                                             (160,216)          (285,010)          (153,002)         (198,533)
                                                    ----------------------------------------------------------------------
        Net Increase from Capital Share Transactions      119,401            153,876            123,670           234,702
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                         93,896            192,016             95,437           259,638
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                 2,235,135          2,043,119          1,508,775         1,249,137
                                                    ----------------------------------------------------------------------
    END OF PERIOD                                      $2,329,031         $2,235,135         $1,604,212        $1,508,775
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 18,442             28,400             21,101            33,634
    Issued in Lieu of Cash Distributions                    3,634              6,361              3,429             4,653
    Redeemed                                              (12,654)           (22,594)           (13,562)          (17,574)
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                  9,422             12,167             10,968            20,713
==========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                      HIGH-YIELD
                                                                                                   TAX-EXEMPT FUND
                                                                                       ----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       APR. 30, 1999       OCT. 31, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $     74,225         $   130,990
    Realized Net Gain (Loss)                                                                   8,761               8,508
    Change in Unrealized Appreciation (Depreciation)                                         (28,506)             54,301
                                                                                       ----------------------------------
        Net Increase in Net Assets Resulting from Operations                                  54,480             193,799
                                                                                       ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (74,225)           (130,990)
    Realized Capital Gain                                                                    (18,021)            (10,865)
                                                                                       ----------------------------------
        Total Distributions                                                                  (92,246)           (141,855)
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   620,582             739,666
    Issued in Lieu of Cash Distributions                                                      64,981              97,798
    Redeemed                                                                                (267,998)           (440,631)
                                                                                       ----------------------------------
        Net Increase from Capital Share Transactions                                         417,565             396,833
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           379,799             448,777
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                    2,704,349           2,255,572
                                                                                       ----------------------------------
    End of Period                                                                         $3,084,148          $2,704,349
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    56,506              67,558
    Issued in Lieu of Cash Distributions                                                       5,920               8,924
    Redeemed                                                                                 (24,416)            (40,243)
                                                                                       ----------------------------------
        Net Increase in Shares Outstanding                                                    38,010              36,239
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------------------------------
                                                                        TAX-EXEMPT MONEY MARKET FUND
                                                                                                    YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED    YEAR ENDED     SEP. 1 TO  ---------------------------------------
THROUGHOUT EACH PERIOD                         APR. 30, 1999 OCT. 31, 1998 OCT. 31, 1997    1997       1996       1995      1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00         $1.00         $1.00   $1.00      $1.00      $1.00     $1.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                               .015          .034          .006    .034       .034       .036      .024
    Net Realized and Unrealized Gain (Loss)
        on Investments                                    --           --             --      --         --         --        --
                                                     ----------------------------------------------------------------------------
        Total from Investment Operations               (.015)         .034          .006    .034       .034       .036      .024
                                                     ----------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income               (.015)        (.034)        (.006)  (.034)     (.034)     (.036)    (.024)
    Distributions from  Realized Capital Gains            --            --            --      --         --         --        --
                                                     ----------------------------------------------------------------------------
        Total Distributions                            (.015)        (.034)        (.006)  (.034)     (.034)     (.036)    (.024)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $1.00         $1.00         $1.00   $1.00      $1.00      $1.00     $1.00
=================================================================================================================================

TOTAL RETURN                                           1.46%         3.44%         0.59%   3.47%      3.48%      3.63%     2.43%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)              $6,519        $6,246        $5,380  $5,345     $4,624     $4,166    $4,164
    Ratio of Total Expenses to
        Average Net Assets                            0.19%*         0.20%        0.18%*   0.19%      0.20%      0.22%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                            2.92%*         3.37%        3.53%*   3.41%      3.42%      3.56%     2.41%
=================================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                     SHORT-TERM TAX-EXEMPT FUND
                                                                                                  YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING              SIX MONTHS ENDED      YEAR ENDED      SEP. 1 TO   ----------------------------------------
THROUGHOUT EACH PERIOD                   APR. 30, 1999  OCT. 31, 1998  OCT. 31, 1997      1997       1996       1995      1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $15.65         $15.58         $15.57    $15.54     $15.59     $15.46    $15.63
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .288           .609           .103      .610       .609       .600      .534
    Net Realized and Unrealized Gain (Loss)
        on Investments                           (.054)          .076           .010      .034      (.050)      .131     (.150)
                                               --------------------------------------------------------------------------------
        Total from Investment Operations          .234           .685           .113      .644       .559       .731      .384
                                               --------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.288)         (.609)         (.103)    (.610)     (.609)     (.600)    (.534)
    Distributions from  Realized Capital Gains   (.006)         (.006)            --     (.004)        --      (.001)    (.020)
                                               --------------------------------------------------------------------------------
        Total Distributions                      (.294)         (.615)         (.103)    (.614)     (.609)     (.601)    (.554)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $15.59         $15.65         $15.58    $15.57     $15.54     $15.59    $15.46
===============================================================================================================================

TOTAL RETURN                                     1.51%          4.49%          0.73%     4.22%      3.64%      4.83%     2.49%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $1,818         $1,654         $1,485    $1,464     $1,457     $1,442    $1,561
    Ratio of Total Expenses to
        Average Net Assets                      0.19%*          0.20%         0.18%*     0.19%      0.20%      0.22%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                      3.71%*          3.90%         3.96%*     3.91%      3.90%      3.88%     3.42%
    Portfolio Turnover Rate                       45%*            36%             4%       34%        33%        32%       27%
===============================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                      LIMITED-TERM TAX-EXEMPT FUND
                                                                                                 YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     YEAR ENDED      SEP. 1 TO    ---------------------------------------
THROUGHOUT EACH PERIOD                   APR. 30, 1999  OCT. 31, 1998  OCT. 31, 1997      1997       1996       1995      1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.85         $10.74         $10.71    $10.62     $10.71     $10.57    $10.80
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .228           .460           .078      .476       .483       .476      .454
    Net Realized and Unrealized Gain (Loss)
        on Investments                           (.030)          .110           .030      .090      (.090)      .140     (.208)
                                               --------------------------------------------------------------------------------
        Total from Investment Operations          .198           .570           .108      .566       .393       .616      .246
                                               --------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.228)         (.460)         (.078)    (.476)     (.483)     (.476)    (.454)
    Distributions from  Realized Capital Gains      --             --             --        --         --         --     (.022)
                                               --------------------------------------------------------------------------------
        Total Distributions                      (.228)         (.460)         (.078)    (.476)     (.483)     (.476)    (.476)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $10.82         $10.85         $10.74    $10.71     $10.62     $10.71    $10.57
===============================================================================================================================

TOTAL RETURN                                     1.84%          5.42%          1.01%     5.44%      3.73%      5.99%     2.31%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $2,527         $2,340         $1,962    $1,929     $1,761     $1,669    $1,814
    Ratio of Total Expenses to
        Average Net Assets                      0.20%*          0.21%         0.18%*     0.19%      0.21%      0.22%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                      4.23%*          4.27%         4.34%*     4.46%      4.51%      4.51%     4.24%
    Portfolio Turnover Rate                        9%*            35%             2%       28%        27%        35%       21%
===============================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                        INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                                                  YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     YEAR ENDED      SEP. 1 TO   ----------------------------------------
THROUGHOUT EACH PERIOD                   APR. 30, 1999  OCT. 31, 1998  OCT. 31, 1997      1997       1996       1995      1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $13.52         $13.35         $13.30    $13.04     $13.14     $13.02    $13.45
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .323           .661           .111      .669       .671       .686      .683
    Net Realized and Unrealized Gain (Loss)
        on Investments                           (.085)          .222           .050      .263      (.091)      .278     (.354)
                                              ---------------------------------------------------------------------------------
        Total from Investment Operations          .238           .883           .161      .932       .580       .964      .329
                                              ---------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.323)         (.661)         (.111)    (.669)     (.671)     (.686)    (.683)
    Distributions from  Realized Capital Gains   (.035)         (.052)            --     (.003)     (.009)     (.158)    (.076)
                                               --------------------------------------------------------------------------------
        Total Distributions                      (.358)         (.713)         (.111)    (.672)     (.680)     (.844)    (.759)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $13.40         $13.52         $13.35    $13.30     $13.04     $13.14    $13.02
===============================================================================================================================

TOTAL RETURN                                     1.78%          6.78%          1.21%     7.31%      4.47%      7.82%     2.49%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $8,381         $7,773         $6,770    $6,658     $5,927     $5,448    $5,068
    Ratio of Total Expenses to
        Average Net Assets                      0.19%*          0.21%         0.18%*     0.19%      0.20%      0.22%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                      4.83%*          4.93%         4.99%*     5.07%      5.09%      5.35%     5.15%
    Portfolio Turnover Rate                       13%*            14%             1%       15%        14%        12%       18%
===============================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                     INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                                 YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     YEAR ENDED      SEP. 1 TO   ----------------------------------------
THROUGHOUT EACH PERIOD                   APR. 30, 1999  OCT. 31, 1998  OCT. 31, 1997      1997       1996       1995      1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $12.73         $12.51         $12.45    $12.14     $12.12     $11.98    $12.89
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .321           .658           .111      .674       .670       .684      .699
    Net Realized and Unrealized Gain (Loss)
        on Investments                           (.071)          .301           .060      .382       .020       .313     (.734)
                                               --------------------------------------------------------------------------------
        Total from Investment Operations          .250           .959           .171     1.056       .690       .997     (.035)
                                               --------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.321)         (.658)         (.111)    (.674)     (.670)     (.684)    (.699)
    Distributions from  Realized Capital Gains   (.069)         (.081)            --     (.072)        --      (.173)    (.176)
                                               --------------------------------------------------------------------------------
        Total Distributions                      (.390)         (.739)         (.111)    (.746)     (.670)     (.857)    (.875)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $12.59         $12.73         $12.51    $12.45     $12.14     $12.12    $11.98
===============================================================================================================================

TOTAL RETURN                                     1.99%          7.88%          1.37%     8.93%      5.77%      8.88%    -0.32%
===============================================================================================================================

RATIOs/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $2,329         $2,235         $2,043    $2,024     $1,936     $1,935    $1,938
    Ratio of Total Expenses to
        Average Net Assets                      0.20%*          0.20%         0.18%*     0.19%      0.20%      0.22%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                      5.11%*          5.22%         5.32%*     5.47%      5.46%      5.82%     5.62%
    Portfolio Turnover Rate                       11%*            16%             1%       18%        18%         7%       16%
===============================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                            LONG-TERM TAX-EXEMPT FUND
                                                                                                  YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     YEAR ENDED      SEP. 1 TO    ---------------------------------------
THROUGHOUT EACH PERIOD                   APR. 30, 1999  OCT. 31, 1998  OCT. 31, 1997      1997       1996       1995      1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $11.39         $11.18         $11.11    $10.73     $10.68     $10.58    $11.38
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .281           .580           .098      .588       .591       .608      .609
    Net Realized and Unrealized Gain (Loss)
        on Investments                           (.085)          .268           .070      .403       .050       .256     (.595)
                                               --------------------------------------------------------------------------------
        Total from Investment Operations          .196           .848           .168      .991       .641       .864      .014
                                               --------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.281)         (.580)         (.098)    (.588)     (.591)     (.608)    (.609)
    Distributions from  Realized Capital Gains   (.115)         (.058)            --     (.023)        --      (.156)    (.205)
                                               --------------------------------------------------------------------------------
        Total Distributions                      (.396)         (.638)         (.098)    (.611)     (.591)     (.764)    (.814)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $11.19         $11.39         $11.18    $11.11     $10.73     $10.68    $10.58
===============================================================================================================================

TOTAL RETURN                                     1.74%          7.78%          1.52%     9.46%      6.08%      8.74%     0.08%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $1,604         $1,509         $1,249    $1,222     $1,110     $1,054    $1,001
    Ratio of Total Expenses to
        Average Net Assets                      0.19%*          0.21%         0.18%*     0.19%      0.20%      0.23%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                      5.01%*          5.13%         5.28%*     5.37%      5.45%      5.87%     5.56%
    Portfolio Turnover Rate                       14%*            18%             1%        9%        26%        35%       45%
===============================================================================================================================

*Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                  HIGH-YIELD TAX-EXEMPT FUND
                                                                                                  YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED     YEAR ENDED      SEP. 1 TO    ---------------------------------------
THROUGHOUT EACH PERIOD                   APR. 30, 1999  OCT. 31, 1998  OCT. 31, 1997      1997       1996       1995      1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $11.06         $10.83         $10.76    $10.39     $10.43     $10.39    $11.17
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                         .282           .582           .106      .589       .594       .625      .626
    Net Realized and Unrealized Gain (Loss)
        on Investments                           (.068)          .282           .070      .370      (.040)      .213     (.566)
                                               --------------------------------------------------------------------------------
        Total from Investment Operations          .214           .864           .176      .959       .554       .838      .060
                                               --------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.282)         (.582)         (.106)    (.589)     (.594)     (.625)    (.626)
    Distributions from  Realized Capital Gains   (.072)         (.052)            --        --         --      (.173)    (.214)
                                               --------------------------------------------------------------------------------
        Total Distributions                      (.354)         (.634)         (.106)    (.589)     (.594)     (.798)    (.840)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $10.92         $11.06         $10.83    $10.76     $10.39     $10.43    $10.39
===============================================================================================================================

TOTAL RETURN                                     1.96%          8.19%          1.63%     9.45%      5.39%      8.69%     0.52%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)        $3,084         $2,704         $2,256    $2,193     $1,985     $1,865    $1,781
    Ratio of Total Expenses to
        Average Net Assets                      0.20%*          0.20%         0.19%*     0.19%      0.20%      0.22%     0.20%
    Ratio of Net Investment Income to
        Average Net Assets                      5.20%*          5.28%         6.08%*     5.56%      5.66%      6.15%     5.83%
    Portfolio Turnover Rate                       13%*            24%             3%       27%        19%        33%       50%
===============================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Municipal Bond Funds comprises the Tax-Exempt Money Market, Short-Term Tax-Exempt, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Insured Long-Term Tax-Exempt, Long-Term Tax-Exempt, and High-Yield Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Each fund invests in debt instruments of many municipal issuers; the issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Effective in 1997, each fund's fiscal year changed from August 31 to October 31.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

       1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. FUTURES CONTRACTS: Each fund, except the Tax-Exempt Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the values of futures contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At April 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

-----------------------------------------------------------------------------------------------
                                 CAPITAL CONTRIBUTION        PERCENTAGE           PERCENTAGE OF
                                      TO VANGUARD              OF FUND             VANGUARD'S
TAX-EXEMPT FUND                          (000)               NET ASSETS          CAPITALIZATION
-----------------------------------------------------------------------------------------------
Money Market                            $1,099                 0.02%                   1.6%
Short-Term                                 287                 0.02                    0.4
Limited-Term                               406                 0.02                    0.6
Intermediate-Term                        1,337                 0.02                    1.9
Insured Long-Term                          371                 0.02                    0.5
Long-Term                                  259                 0.02                    0.4
High-Yield                                 490                 0.02                    0.7
-----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended April 30, 1999, these arrangements reduced expenses by:

-----------------------------------------------------------------------------------------------
                                               EXPENSE REDUCTION
                                                     (000)                     TOTAL EXPENSE
                                       ----------------------------------      REDUCTION AS A
                                        MANAGEMENT AND         CUSTODIAN       PERCENTAGE OF
TAX-EXEMPT FUND                         ADMINISTRATIVE           FEES        AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Money Market                                   --                $37                --
Short-Term                                  $  40                 10              0.01%
Limited-Term                                  121                 12              0.01
Intermediate-Term                             190                 37              0.01
Insured Long-Term                              70                 12              0.01
Long-Term                                       4                  8                --
High-Yield                                     87                 14              0.01
-----------------------------------------------------------------------------------------------

D. During the six months ended April 30, 1999, purchases and sales of investment securities other than temporary cash investments were:

------------------------------------------------------------------
                                                   (000)
                                          ------------------------
TAX-EXEMPT FUND                            PURCHASES        SALES
------------------------------------------------------------------
Short-Term                                $  482,572      $323,313
Limited-Term                                 312,138       104,383
Intermediate-Term                          1,016,926       529,380
Insured Long-Term                            251,432       120,215
Long-Term                                    199,817       105,403
High-Yield                                   572,892       174,211
------------------------------------------------------------------

E. At October 31, 1998, the following funds had capital losses to offset future capital gains through the following fiscal year-ends:

--------------------------------------------------------------------------------
                                                    CAPITAL LOSS
                                    --------------------------------------------
                                      AMOUNT          EXPIRATION: FISCAL YEAR(S)
TAX-EXEMPT FUND                        (000)              ENDING OCTOBER 31
--------------------------------------------------------------------------------
Money Market                         $   (612)                2002-2005
Limited-Term                           (2,672)                2004-2006
--------------------------------------------------------------------------------

       The following funds had realized losses through October 31, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

-----------------------------------------------------------------
                                                  DEFERRED LOSSES
TAX-EXEMPT FUND                                        (000)
-----------------------------------------------------------------
Limited-Term                                         $  3,543
Intermediate-Term                                      77,374
Insured Long-Term                                      39,681
Long-Term                                              20,035
High-Yield                                             34,836
-----------------------------------------------------------------

F. At April 30, 1999, net unrealized appreciation of investment securities for federal income tax purposes was:

----------------------------------------------------------------------------------------------
                                                              (000)
                                      --------------------------------------------------------
                                                                                      NET
                                      APPRECIATED            DEPRECIATED           UNREALIZED
TAX-EXEMPT FUND                       SECURITIES             SECURITIES           APPRECIATION
----------------------------------------------------------------------------------------------
Short-Term                            $    7,637           $     (601)            $    7,036
Limited-Term*                             37,155               (1,170)                35,985
Intermediate-Term*                       305,458               (7,459)               297,999
Insured Long-Term*                       164,629               (1,940)               162,689
Long-Term*                                91,115               (2,880)                88,235
High-Yield*                              154,254              (25,955)               128,299
----------------------------------------------------------------------------------------------

*See Note E.

       At April 30, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized appreciation were:

----------------------------------------------------------------------------------------------
                                                                (000)
                                      --------------------------------------------------------
                                       NUMBER OF              AGGREGATE
                                      LONG (SHORT)           SETTLEMENT            UNREALIZED
TAX-EXEMPT FUNd/FUTURES CONTRACT       CONTRACTS                VALUE             APPRECIATION
----------------------------------------------------------------------------------------------
Intermediate-Term/
  U.S. Treasury Note                    (3,593)               $412,072                $3,619
Insured Long-Term/
  U.S. Treasury Bond                    (1,206)                144,946                   986
Long-Term/
  U.S. Treasury Bond                      (696)                 83,651                 1,002
High-Yield/
  U.S. Treasury Bond                    (1,800)                216,338                 1,460
----------------------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                     [PHOTO]

                             The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                     [PHOTO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                     [PHOTO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q952-06/22/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

VANGUARD MUNICIPAL BOND FUNDS
FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings by state, including each security's market value on the last day of the reporting period and information on credit enhancements such as insurance or letters of credit. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

CONTENTS

Tax-Exempt Money Market Fund.........................   1
Short-Term Tax-Exempt Fund...........................  10
Limited-Term Tax-Exempt Fund.........................  17
Intermediate-Term Tax-Exempt Fund....................  26
Insured Long-Term Tax-Exempt Fund....................  45
Long-Term Tax-Exempt Fund............................  52
High-Yield Tax-Exempt Fund...........................  58
Key to Abbreviations.................................  66

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
--------------------------------------------------------------------------------------------------------------------------
ALABAMA (2.5%)
Alabama Special Care Fac. Finance Auth. Rev. VRDO
   (Montgomery Hosp.)                                                 3.95%     5/5/1999 (3)       $ 18,600     $  18,600
Birmingham AL GO VRDO                                                 3.90%     5/5/1999 LOC         28,900        28,900
Birmingham AL GO VRDO                                                 3.90%     5/5/1999 (2) LOC     31,500        31,500
Birmingham AL GO VRDO                                                 4.00%     5/6/1999 LOC         12,200        12,200
Huntsville AL Health Care Auth. VRDO                                  3.85%     5/5/1999 (1)         12,230        12,230
Mobile AL IDR VRDO (Kimberly-Clark Tissue Co. Project)                3.95%     5/5/1999             33,550        33,550
Montgomery AL IDA Board Pollution Contol & Solid Waste
   Disposal Rev. CP (General Electric Co. Project)                    3.10%     5/4/1999             26,500        26,500
                                                                                                                ----------
                                                                                                                  163,480
                                                                                                                ----------
ALASKA (2.4%)
Alaska Housing Finance Corp. (State Capital Project)                  4.50%     6/1/1999              5,655         5,662
Alaska Housing Finance Corp. TOB VRDO                                 4.01%     5/6/1999              6,915         6,915
Alaska Housing Finance Corp. VRDO                                     3.95%     5/5/1999             92,700        92,700
Anchorage AK Electric Util. Rev. VRDO (Muni. Light & Power)           4.05%     5/5/1999 LOC         17,500        17,500

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      4.25%     5/4/1999          $   6,900     $   6,900
Valdez AK Marine Terminal Rev. VRDO
   (Mobil Alaska Pipeline Co. Project)                                3.95%     5/5/1999             28,350        28,350
                                                                                                                ----------
                                                                                                                  158,027
                                                                                                                ----------
ARIZONA (1.0%)
Arizona Health Fac. Auth. Rev. VRDO (Samaritan Health Services)       4.00%     5/6/1999 (3)         17,115        17,115
Arizona Transp. Board Department of Transp. Rev.
   (Maricopa County Regional)                                         4.50%     7/1/1999             17,600        17,627
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       4.20%     5/4/1999 LOC          9,200         9,200
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       4.25%     5/4/1999 LOC          2,300         2,300
Salt River Project Agricultural Improvement & Power Dist. AZ          5.50%     1/1/2000              7,375         7,482
Scottsdale AZ IDA Hosp. Rev. VRDO
   (Scottsdale Memorial Health Systems)                               3.85%     5/5/1999 (2)         13,200        13,200
                                                                                                                ----------
                                                                                                                   66,924
                                                                                                                ----------
ARKANSAS (0.8%)
Arkansas Dev. Finance Auth. Health Care Fac. VRDO
   (Sisters of Mercy)                                                 3.95%     5/6/1999             14,700        14,700
Arkansas Dev. Finance Auth. PUT
   (Mortgage-Backed Securities Program)                               3.00%     3/1/2000             18,880        18,880
Univ. of Arkansas Board of Trustees Rev. VRDO                         4.00%     5/5/1999 (1)         19,500        19,500
                                                                                                                ----------
                                                                                                                   53,080
                                                                                                                ----------
CALIFORNIA (5.4%)
California Higher Educ. Loan Auth. Student Loan Rev. PUT              3.65%     7/1/1999 LOC         10,000        10,000
California Higher Educ. Loan Auth. Student Loan Rev. PUT              3.80%     5/1/1999 LOC         59,800        59,800
California Higher Educ. Loan Auth. Student Loan Rev. VRDO             3.85%     5/7/1999 LOC         39,050        39,050
California RAN                                                        4.00%    6/30/1999             46,130        46,171
Los Angeles City CA TRAN                                              4.00%    6/30/1999             55,000        55,039
MSR California Public Power Agency VRDO (San Juan Project)            4.25%     5/4/1999 (1)          1,200         1,200
San Bernardino County CA TRAN                                         4.50%    9/30/1999             16,500        16,582
San Diego CA Unified School Dist. TRAN                                4.50%    10/1/1999             35,000        35,151
San Diego County CA TRAN                                              4.50%    9/30/1999             56,500        56,780
Santa Clara CA Unified School Dist. TRAN                              4.25%    10/1/1999              9,000         9,036
Santa Clara County CA TRAN                                            4.50%    10/1/1999             25,000        25,144
                                                                                                                ----------
                                                                                                                  353,953
                                                                                                                ----------
COLORADO (2.7%)
Colorado Student Obligation Bond Auth. Rev. VRDO                      4.05%     5/5/1999 (2)          5,500         5,500
Colorado Student Obligation Bond Auth. Rev. VRDO                      4.10%     5/5/1999 (2)         20,000        20,000
Colorado TRAN                                                         4.00%    6/25/1999             45,000        45,028
Denver CO City & County Airport Rev. VRDO                             4.05%     5/6/1999 LOC         14,800        14,800
El Paso County CO School Dist. TAN                                    4.00%    6/30/1999             21,500        21,521
Jefferson County CO School Dist. TAN                                  4.00%    6/30/1999             35,000        35,048
Jefferson County CO School Dist. TOB VRDO                             4.01%     5/6/1999 (3)          8,995         8,995
Regional Transp. Dist. of Colorado COP VRDO
   (Transit Vehicles Project)                                         4.00%     5/6/1999 LOC         25,935        25,935
                                                                                                                ----------
                                                                                                                  176,827
                                                                                                                ----------
DELAWARE (0.2%)
Delaware Econ. Dev. Auth. VRDO (Hosp. Billing & Collection)           4.00%     5/5/1999 (1)          9,750         9,750
                                                                                                                ----------


DISTRICT OF COLUMBIA (0.4%)
District of Columbia TRAN                                             3.75%    9/30/1999 LOC         25,000        25,066
                                                                                                                ----------


FLORIDA (7.2%)
Alachua County FL Health Fac. Auth. Rev. VRDO
   (Shands Teaching Hosp.)                                            3.95%     5/5/1999 (1)          3,000         3,000
Dade County FL Sales Tax Rev.                                         5.00%    10/1/1999 (2)          7,195         7,241
Dade County FL School Dist.                                          7.375%     7/1/1999 (Prere.)    19,600        20,109
Dade County FL Water & Sewer System Rev. VRDO                         3.85%     5/5/1999 (3)         16,800        16,800
Florida Dept. of General Services Rev. TOB VRDO
   (Dept. of Environmental Protection Preservation-2000)              4.01%     5/6/1999 (4)         17,930        17,930

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Florida Hosp. Assn. Loan Program VRDO (Capital Projects Auth.)        4.05%     5/5/1999 (4)      $  98,800     $  98,800
Florida Housing Finance Corp. Homeowner Mortgage Rev.                 3.15%    3/31/2000             50,375        50,370
Florida Inland Protection Finance Corp. Special Obligation Rev.       4.25%     7/1/1999 (4)         15,225        15,246
Florida Muni. Power Agency VRDO (Stanton Project)                     3.85%     5/5/1999 (1)         10,000        10,000
Gulf Breeze FL Local Govt. Loan Program VRDO                          4.00%     5/6/1999 (3)         40,375        40,375
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)      4.25%     5/4/1999              2,500         2,500
Hillsborough County FL School Dist.                                   6.95%    8/15/1999 (1)          5,425         5,481
Jacksonville FL PCR VRDO (Florida Power & Light Co. Project)          4.25%     5/4/1999              1,800         1,800
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.20%    6/10/1999              3,905         3,905
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.35%    6/22/1999             33,500        33,500
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.40%    6/17/1999             21,600        21,600
Orange County FL Health Fac. Auth. VRDO
   (Adventist Health System/Sunbelt)                                  4.00%     5/6/1999 LOC         38,800        38,800
Palm Beach County Florida School District TAN                        3.625%   10/14/1999             14,000        14,023
Sunshine State Florida Govt. Financing Comm. Rev. CP                  3.15%    7/12/1999 (2)         15,000        15,000
Sunshine State Florida Govt. Financing Comm. Rev. CP                  3.20%    7/12/1999             22,900        22,900
Sunshine State Florida Govt. Financing Comm. Rev. CP                  3.20%    7/16/1999 (2)          6,300         6,300
Sunshine State Florida Govt. Financing Comm. Rev. CP                  3.25%    6/21/1999 (2)         25,800        25,800
                                                                                                                ----------
                                                                                                                  471,480
                                                                                                                ----------
GEORGIA (3.3%)
Burke County GA Dev. Auth. PCR VRDO
   (Georgia Power Co. Plant Vogtle Project)                           4.20%     5/4/1999              4,000         4,000
Burke County GA Dev. Auth. PCR VRDO
   (Georgia Power Co. Plant Vogtle Project)                           4.35%     5/4/1999             20,000        20,000
Burke County GA Dev. Auth. PCR CP (Oglethorpe Power Corp.)            3.20%    7/29/1999 (2)         30,000        30,000
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.85%     5/5/1999 (3)          2,600         2,600
Cobb County GA School Dist. TAN                                       3.50%   12/31/1999             30,000        30,063
Floyd County GA Dev. Auth. Rev. VRDO (Berry College)                  4.05%     5/5/1999 LOC          5,000         5,000
Fulco GA Hosp. Auth. RAN Certificates VRDO
   (Shepherd Center Project)                                          3.85%     5/5/1999 LOC          7,300         7,300
Fulco GA Hosp. Auth. VRDO (Piedmont Hosp. Project)                    4.05%     5/5/1999 LOC         10,000        10,000
Gwinnett County GA School Dist. Sales Tax Notes                       3.50%   12/31/1999              6,100         6,113
Macon-Bibb County GA Hosp. Auth Rev. VRDO
   (Medical Center of Central Georgia)                                4.05%     5/5/1999 LOC         15,750        15,750
Muni. Electric Auth. of Georgia CP                                    3.25%    8/12/1999 LOC          11,570       11,570
Muni. Electric Auth. of Georgia VRDO                                  4.00%     5/5/1999 LOC          4,600         4,600
Muni. Gas Auth. of Georgia Rev. VRDO                                  3.90%     5/5/1999 LOC          17,270       17,270
Muni. Gas Auth. of Georgia Rev. VRDO (Agency Project)                 4.00%     5/5/1999 LOC          53,400       53,400
                                                                                                                ----------
                                                                                                                  217,666
                                                                                                                ----------
HAWAII (0.2%)
Hawaii GO                                                             5.00%     9/1/1999 (ETM)        5,000         5,033
Hawaii GO TOB VRDO                                                    4.01%     5/6/1999 (1)          4,260         4,260
Hawaii Highway Rev. TOB VRDO                                          4.01%     5/6/1999 (3)          2,335         2,335
                                                                                                                ----------
                                                                                                                   11,628
                                                                                                                ----------
IDAHO (0.7%)
Idaho TAN                                                             4.50%    6/30/1999             43,000        43,065
                                                                                                                ----------


ILLINOIS (7.3%)
Bi-State Dev. Agency of the Missouri-Illinois Metro. Dist. VRDO
   (St. Clair County Metrolink Extension)                             4.00%     5/6/1999 (1)         80,000        80,000
Chicago IL GO PUT                                                     2.85%    1/31/2000 LOC         25,000        25,000
Chicago IL GO TOB VRDO                                                4.09%     5/6/1999 (3)         15,000        15,000
Chicago IL Park Dist. TAN                                             4.30%    9/17/1999             15,000        15,042
Chicago IL Public Building Comm. Rev. TOB VRDO
   (Chicago School Reform Board)                                      4.01%     5/6/1999 (3)          7,800         7,800
Chicago IL Rev. VRDO (Midway Airport)                                 4.40%     5/4/1999 (1)         73,900        73,900
Cook County IL GO TOB VRDO                                            4.01%     5/6/1999 (3)         15,600        15,600
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)     3.95%     5/5/1999 LOC         13,900        13,900
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)     4.00%     5/5/1999 LOC          3,800         3,800

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Illinois Dev. Finance Auth. VRDO (Provena Health)                     4.00%     5/5/1999 (1)      $  54,500     $  54,500
Illinois Dev. Finance Auth. VRDO (Provena Health)                     4.25%     5/4/1999 (1)          4,200         4,200
Illinois Educ. Fac. Auth. Rev. VRDO (DePaul Univ.)                    4.00%     5/5/1999 LOC         33,000        33,000
Illinois Health Fac. Auth. Rev. PUT (Evanston Hosp.)                  3.55%    8/16/1999             21,000        21,000
Illinois Health Fac. Auth. Rev. VRDO (Pooled Finance)                 3.95%     5/5/1999 LOC         10,500        10,500
Illinois Health Fac. Auth. Rev. VRDO (Univ. of Chicago Hosp. Project) 3.90%     5/5/1999 (1)         33,100        33,100
Illinois Toll Highway Auth. Rev. PUT                                  3.30%     5/4/1999 (1) LOC     60,000        60,000
Schaumburg IL GO VRDO                                                 4.05%     5/5/1999             12,700        12,700
                                                                                                                ----------
                                                                                                                  479,042
                                                                                                                ----------
INDIANA (2.6%)
Delaware County IN Hosp. Auth. Rev. VRDO
   (Cardinal Health Systems)                                          4.00%     5/5/1999 (2)         40,000        40,000
Indiana Health Fac. Financing Auth. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health Systems)                                           3.85%     5/5/1999             27,900        27,900
Indiana Health Fac. Financing Auth. Hosp. Rev. VRDO
   (Clarian Health Partners)                                          3.90%     5/5/1999             58,500        58,500
Indiana Muni. Power Agency VRDO                                       3.90%     5/5/1999 LOC         10,000        10,000
Indianapolis IN Local Public Improvement Bond Bank                    3.50%    7/12/1999             13,450        13,464
Indianapolis IN Local Public Improvement Bond Bank                    3.50%    8/15/1999             20,000        20,029
                                                                                                                ----------
                                                                                                                  169,893
                                                                                                                ----------
IOWA (0.2%)
Iowa Finance Auth. VRDO (Wheaton Franciscan Services Inc.)            4.00%     5/5/1999 (1)         10,000        10,000
                                                                                                                ----------


KANSAS (0.5%)
Sedwick County KS Airport Fac. Rev. VRDO                              4.10%     5/6/1999             34,000        34,000
                                                                                                                ----------


KENTUCKY (2.6%)
Jefferson County KY Board of Educ. RAN                                3.66%    6/30/1999             11,000        11,009
Kentucky Asset/Liability Comm. Project Notes                          3.50%    11/1/1999             35,000        35,095
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               4.00%     5/5/1999 (1)         39,900        39,900
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               4.25%     5/4/1999 (1)         18,900        18,900
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            4.00%     5/5/1999 (1)         29,300        29,300
Louisville & Jefferson County KY Regional Airport Auth. Special
   Fac. Rev. VRDO (UPS Worldwide Forwarding)                          4.20%     5/4/1999             38,000        38,000
                                                                                                                ----------
                                                                                                                  172,204
                                                                                                                ----------
LOUISIANA
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                   4.25%     5/4/1999              2,500         2,500
                                                                                                                ----------


MAINE (0.3%)
Maine GO BAN                                                          3.50%    6/23/1999              6,500         6,505
Maine Health & Higher Educ. Fac. Auth. VRDO (Bowdoin College)         3.95%     5/5/1999 LOC         13,300        13,300
                                                                                                                ----------
                                                                                                                   19,805
                                                                                                                ----------
MARYLAND (2.0%)
Frederick County MD Consolidated Public Improvement VRDO              3.95%     5/5/1999             53,835        53,835
Maryland Community Dev. Administration Department of
   Housing & Community Dev. Rev.                                      3.05%    1/14/2000              8,390         8,390
Maryland Community Dev. Administration Department of
   Housing & Community Dev. Rev.                                      3.15%    1/14/2000             10,090        10,090
Maryland GO                                                           5.00%   10/15/1999              8,520         8,591
Maryland GO TOB VRDO                                                  4.01%     5/6/1999              5,000         5,000
Maryland GO TOB VRDO                                                  4.03%     5/6/1999             23,125        23,125
Washington Suburban Sanitation Dist. MD VRDO                          3.95%     5/5/1999             20,000        20,000
                                                                                                                ----------
                                                                                                                  129,031
                                                                                                                ----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS (1.9%)
Massachusetts Bay Transp. Auth. CP                                    3.10%    5/13/1999 LOC      $  20,000     $  20,000
Massachusetts Bay Transp. Auth. PUT                                   2.95%     9/1/1999 LOC          5,000         5,002
Massachusetts GO                                                      5.50%     7/1/1999             10,050        10,081
Massachusetts Turnpike Auth.                                          5.00%     6/1/1999 (ETM)       37,350        37,394
Massachusetts Water Resources Auth. CP                                3.20%     9/9/1999 LOC         15,000        15,000
Sudbury MA BAN                                                        4.00%    8/11/1999             15,300        15,316
Weston MA BAN                                                         3.25%    9/15/1999             20,000        20,022
                                                                                                                ----------
                                                                                                                  122,815
                                                                                                                ----------
MICHIGAN (2.3%)
Detroit MI City School Dist. State School Aid TRAN                    4.50%     7/1/1999             30,000        30,042
Michigan Hosp. Finance Auth. Rev. VRDO (Charity Obligated Group-
   Daughters of Charity National Health System-Providence Hosp.)      3.85%     5/5/1999              9,000         9,000
Michigan Housing Dev. Auth. Rev.                                      3.00%    12/1/1999              9,000         9,000
Michigan Housing Dev. Auth. Rental Rev. VRDO                          4.00%     5/5/1999 LOC         31,100        31,100
Michigan Muni. Bond Auth. Rev.                                        4.25%    8/27/1999             35,000        35,074
Oakland County MI Econ. Dev. Corp. VRDO (Cranbrook Educ. Comm.)       4.05%     5/6/1999              6,500         6,500
Univ. of Michigan Hosp. Rev. VRDO                                     4.25%     5/4/1999             12,635        12,635
Univ. of Michigan Hosp. Rev. VRDO (Medical Service Plan)              4.25%     5/4/1999             16,000        16,000
                                                                                                                ----------
                                                                                                                  149,351
                                                                                                                ----------
MINNESOTA (0.9%)
Canby MN Community Hosp. Dist. VRDO
   (Sioux Valley Hosp. & Health Systems)                              4.05%     5/7/1999              3,805         3,805
Minnesota GO TOB VRDO                                                 4.06%     5/6/1999             52,025        52,025
                                                                                                                ----------
                                                                                                                   55,830
                                                                                                                ----------
MISSISSIPPI (3.0%)
Mississippi GO Notes                                                  3.50%     7/1/1999            195,000       195,193
                                                                                                                ----------


Missouri (2.8%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.95%     5/5/1999             40,800        40,800
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.95%     5/6/1999             67,400        67,400
Missouri Health & Educ. Fac. Auth. VRDO
   (St. Anthony's Medical Center)                                     3.95%     5/5/1999             43,400        43,400
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            4.25%     5/4/1999             29,300        29,300
                                                                                                                ----------
                                                                                                                  180,900
                                                                                                                ----------
NEBRASKA (0.5%)
Lincoln NE CP (Lincoln Electric System)                               3.20%    7/14/1999              7,550         7,550
Nebraska Higher Educ. Loan Program VRDO                               4.10%     5/5/1999 LOC         17,000        17,000
Omaha NE Public Power Dist. Electric Rev.                             4.85%     2/1/2000              6,245         6,334
                                                                                                                ----------
                                                                                                                   30,884
                                                                                                                ----------
NEVADA (1.0%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.85%     5/5/1999 LOC         30,554        30,554
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   4.00%     5/5/1999 (1)         21,000        21,000
Las Vegas NV Valley Water Dist. CP                                    2.90%     5/3/1999 LOC         15,000        15,000
                                                                                                                ----------
                                                                                                                   66,554
                                                                                                                ----------
NEW HAMPSHIRE (0.4%)
New Hampshire Higher Educ. & Health Fac. Auth. VRDO
   (St. Paul's School)                                                3.85%     5/6/1999             25,000        25,000
                                                                                                                ----------


NEW JERSEY (0.8%)
Mercer County NJ BAN                                                  3.25%   12/22/1999             17,526        17,559
New Jersey TRAN CP                                                    3.50%    6/14/1999             17,100        17,100
New Jersey Transp. Trust Fund Auth.                                   5.00%    6/15/1999              6,270         6,286
New Jersey Transp. Trust Fund Auth. (Transp. System)                  4.25%    6/15/1999             10,395        10,412
                                                                                                                ----------
                                                                                                                   51,357
                                                                                                                ----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
NEW MEXICO (3.1%)
Hurley NM PCR VRDO (Kennecott Sante Fe Corp. Project
   British Petroleum)                                                 4.20%     5/4/1999          $  18,000     $  18,000
New Mexico Finance Auth. Adminstrative Fee Rev. VRDO
   (Trims Project)                                                    4.00%     5/5/1999 LOC         14,561        14,561
New Mexico Highway Comm. Rev. VRDO                                    4.00%     5/5/1999 (4)         19,100        19,100
New Mexico TRAN                                                       3.75%    6/30/1999            110,500       110,588
New Mexico TRAN                                                       4.25%    6/30/1999             39,000        39,041
                                                                                                                ----------
                                                                                                                  201,290
                                                                                                                ----------
NEW YORK (5.0%)
New York City NY Cultural Resources (Museum of Modern Art)            5.00%     1/1/2000 (2)          7,250         7,333
New York City NY GO                                                   7.00%    8/15/1999 (3)          5,550         5,612
New York City NY GO                                                   7.00%    8/15/1999 (ETM)        9,450         9,565
New York City NY Muni. Water Finance Auth. CP                         3.20%    7/19/1999 LOC         39,900        39,900
New York City NY Muni. Water Finance Auth. CP                         3.25%    8/19/1999 LOC         72,200        72,200
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. TOB VRDO                                 4.00%     5/6/1999 (3)         20,495        20,495
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     4.25%     5/4/1999 (3)          7,000         7,000
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     4.40%     5/4/1999 (3)          6,900         6,900
New York City NY TOB VRDO                                             4.01%     5/6/1999 (3)          4,000         4,000
New York Metro. Transp. Auth. TOB VRDO                                4.00%     5/6/1999 (3)          5,700         5,700
New York State Dormitory Auth. Rev. TOB VRDO
   (City Univ. of New York)                                           4.00%     5/6/1999 (1)         19,995        19,995
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)              4.25%     5/4/1999              3,000         3,000
New York State Energy Research & Dev. Auth. PCR VRDO
   (New York State Electric & Gas)                                    4.10%     5/4/1999 LOC            600           600
New York State Environmental Fac. Corp. Rev. PCR TOB VRDO             4.00%     5/6/1999 (1)         10,670        10,670
New York State Environmental Fac. Corp. TOB VRDO
   (New York City Muni. Water Financial Auth. Project)                4.00%     5/6/1999 (1)         11,180        11,180
New York State Environmental Quality GO PUT                           3.00%    12/8/1999 LOC         30,000        30,000
New York State Local Govt. Assistance Corp. TOB VRDO                  4.00%     5/6/1999 (2)          9,070         9,070
New York State Medical Care Fac. Fin. Agency Rev. TOB VRDO            4.00%     5/6/1999 (3)          5,920         5,920
New York State Urban Dev. Corp. Capital Fac. Rev. TOB VRDO            4.00%     5/6/1999 (4)          7,995         7,995
Suffolk County NY TAN                                                 3.50%    8/12/1999 LOC         50,000        50,070
                                                                                                                ----------
                                                                                                                  327,205
                                                                                                                ----------
NORTH CAROLINA (2.4%)
Charlotte NC Airport Refunding Rev. VRDO                              3.85%     5/5/1999 (1)         22,300        22,300
Mecklenburg County NC VRDO                                            3.90%     5/6/1999             13,000        13,000
North Carolina Educ. Fac. Finance Auth. VRDO
   (Bowman Gray School of Medicine Project)                           3.95%     5/5/1999 LOC         11,000        11,000
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Moses H. Cone Memorial Hosp. Project)                             4.00%     5/6/1999             34,300        34,300
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (North Carolina Baptist Hosp. Project)                             4.00%     5/6/1999             41,000        41,000
Wake County NC Industrial Fac. & Pollution Control Finance
   Auth. VRDO (Carolina Power & Light)                                3.95%     5/5/1999 LOC         26,600        26,600
Winston-Salem NC COP VRDO                                             3.95%     5/6/1999              8,850         8,850
                                                                                                                ----------
                                                                                                                  157,050
                                                                                                                ----------
OHIO (5.3%)
Cincinnati OH City School Dist. TAN                                   5.00%    12/1/1999 (2)          5,000         5,058
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)             3.95%     5/5/1999             66,200        66,200
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      3.95%     5/5/1999 LOC          3,100         3,100
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      4.00%     5/5/1999             55,055        55,055
Cuyahoga County OH Hosp. Rev. VRDO
   (Cleveland Clinic Health System Obligated Group)                   4.00%     5/5/1999             30,000        30,000
Cuyahoga OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)                4.20%     5/4/1999 LOC         10,200        10,200
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                4.00%     5/6/1999 LOC          9,215         9,215
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.90%     5/5/1999 (1)         24,405        24,405

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Lorain County OH Hosp. Fac. Rev. VRDO
   (Catholic Healthcare Partners)                                     3.95%     5/5/1999          $  23,800     $  23,800
Montgomery County OH VRDO (Catholic Health Intiatives)                4.00%     5/5/1999             30,300        30,300
Ohio Air Quality Dev. Auth. PCR PUT (Duquesne Light Co.)              3.65%     7/1/1999 LOC         10,500        10,500
Ohio Building Auth. (State Correctional Fac.)                         7.20%     8/1/1999 (Prere.)    10,000        10,301
Ohio Building Auth. (State Correctional Fac.)                         7.25%     8/1/1999 (Prere.)     7,500         7,727
Ohio Elementary & Secondary Educ. Capital Fac.                        3.50%     6/1/1999              6,000         6,003
Ohio PCR VRDO (Sohio Air British Petroleum Co.)                       4.30%     5/4/1999              6,500         6,500
Ohio Public Fac. Comm. Higher Educ. Fac.                              4.50%    12/1/1999             20,965        21,152
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.00%    11/1/1999              6,370         6,433
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.50%    12/1/1999              7,685         7,792
Ohio School Dist. Cash Flow Borrowing Program COP TAN                 4.05%    6/30/1999             10,000        10,007
                                                                                                                ----------
                                                                                                                  343,748
                                                                                                                ----------
OKLAHOMA (0.7%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                              4.05%     5/5/1999             40,300        40,300
Oklahoma Student Loan Auth. VRDO                                      4.00%     5/5/1999 (1)          8,000         8,000
                                                                                                                ----------
                                                                                                                   48,300
                                                                                                                ----------
OREGON (1.0%)
Multnomah County Oregon School District No. 1 TRAN                    4.25%    6/30/1999              4,500         4,505
Oregon Health Housing Educ. & Cultural Fac. Auth. VRDO
   (Peacehealth)                                                      4.00%     5/6/1999 LOC         14,585        14,585
Oregon Veterans Welfare Program VRDO                                  3.95%     5/5/1999              1,100         1,100
Oregon Veterans Welfare Program VRDO                                  4.00%     5/5/1999             43,500        43,500
                                                                                                                ----------
                                                                                                                   63,690
                                                                                                                ----------
PENNSYLVANIA (2.9%)
Delaware County PA Hosp. Auth. VRDO
   (Crozier-Chester Medical Center)                                   3.60%     5/5/1999 LOC          4,900         4,900
Delaware County PA IDA PCR CP (PECO)                                  3.30%    6/14/1999 (3)         16,600        16,600
Emmaus PA General Auth. Local Govt. Rev. VRDO                         4.00%     5/5/1999              4,200         4,200
Geisinger Health System Auth. of Pennsylvania VRDO
   (Penn State Geisinger Health System)                               4.25%     5/4/1999             19,600        19,600
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                            4.25%     5/4/1999             14,235        14,235
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.75%    6/15/1999 (ETM)       17,000        17,055
Philadelphia PA School Dist. GO                                       4.70%     7/1/1999 (1)         14,000        14,026
Philadelphia PA School Dist. TRAN                                     4.25%    6/30/1999 LOC         28,000        28,028
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financial Program)      4.00%     5/5/1999 (2)         33,600        33,600
South Fork PA Hosp. Auth. Rev. VRDO (Conemaugh Valley Hosp.)          4.15%     5/4/1999 (1)         35,000        35,000
                                                                                                                ----------
                                                                                                                  187,244
                                                                                                                ----------
SOUTH DAKOTA (0.3%)
South Dakota Health & Educ. Fac. Auth. VRDO
   (Sioux Valley Hosp. & Health System)                               4.05%     5/7/1999             19,780        19,780
                                                                                                                ----------


TENNESSEE (1.3%)
Metro. Govt. of Nashville & Davidson County TN
   Health & Educ. Fac. PUT (Vanderbilt Univ.)                         3.10%    1/15/2000              9,000         9,000
Metro. Govt. of Nashville TN Airport Auth. Improvement
   Refunding VRDO                                                     4.10%     5/5/1999 (3) LOC     36,600        36,600
Shelby County TN CP                                                   3.10%    5/13/1999              7,000         7,000
Tennessee BAN VRDO                                                    3.85%     5/5/1999             20,000        20,000
Tennessee GO                                                          5.00%     5/1/1999             10,070        10,070
                                                                                                                ----------
                                                                                                                   82,670
                                                                                                                ----------
TEXAS (11.2%)
Coastal Bend TX Health Fac. Dev. Corp. Rev. VRDO
   (Incarnate Word Health System)                                     4.00%     5/5/1999 (2)         25,000        25,000
Gulf Coast TX IDA Environmental Fac. Rev. VRDO
   (Citgo Petroleum Corp. Project)                                    4.30%     5/4/1999 LOC          8,200         8,200
Harris County TX GO CP                                                3.20%    7/23/1999              9,800         9,800

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
TAX-EXEMPT MONEY MARKET FUND                                         COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp. of Houston)                                       4.30%     5/4/1999          $  55,800     $  55,800
Harris County TX Health Fac. Dev. Corp. Medical Fac. Rev. VRDO
   (Baylor College of Medicine)                                       4.00%     5/5/1999             40,000        40,000
Harris County TX Health Fac. Dev. Corp. Rev. CP (Sisters of Charity)  3.10%    5/18/1999              7,400         7,400
Harris County TX Health Fac. Dev. Corp. Rev. VRDO
   (St. Lukes Episcopal Hosp.)                                        4.25%     5/4/1999             95,600        95,600
Harris County TX Health Fac. Dev. Corp. Rev. VRDO
   (Texas Children's Hosp.)                                           4.00%     5/5/1999             32,400        32,400
Harris County TX IDA VRDO (Shell Oil Co. Project)                     4.25%     5/4/1999             33,750        33,750
Houston TX CP                                                         3.20%    8/19/1999              4,500         4,500
Katy TX Independent School Dist. VRDO                                 4.00%     5/6/1999             24,100        24,100
Midland TX Independent School Dist. VRDO                              4.00%     5/6/1999              6,600         6,600
North Central Texas Health Fac. Dev. Corp. CP
   (Methodist Hosp. of Dallas)                                        2.95%    5/14/1999 (2)         10,000        10,000
North Central Texas Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                      4.25%     5/4/1999 (1)          5,700         5,700
North Harris TX Montgomery Community College Dist. VRDO               4.00%     5/6/1999 (3)         16,215        16,215
Pasadena TX Independent School Dist. VRDO                             4.00%     5/6/1999             19,100        19,100
Red River TX Auth. PCR VRDO (Southwest Public Service)                4.00%     5/6/1999 (2)         20,000        20,000
Richardson TX Independent School Dist. VRDO                           4.00%     5/6/1999              4,900         4,900
Southwest Texas Higher Educ. Auth. Inc. VRDO
   (Southern Methodist Univ. Project)                                 3.95%     5/5/1999 LOC         16,000        16,000
Tarrant County TX Junior College Dist. Rev.                           3.65%    2/15/2000              2,865         2,878
Texas Public Finance Auth. Tax Exempt GO CP                           3.20%    7/22/1999             16,100        16,100
Texas State Univ. System Rev.                                         4.25%    8/15/1999              3,285         3,297
Texas TRAN                                                            4.50%    8/31/1999            270,000       271,183
                                                                                                                ----------
                                                                                                                  728,523
                                                                                                                ----------
UTAH (3.6%)
Central Utah Water Conservancy Dist. VRDO                             4.00%     5/5/1999 (2)         14,065        14,065
Emery County UT PCR VRDO (PacifiCorp Project)                         3.90%     5/5/1999 LOC         35,500        35,500
Intermountain Power Agency Utah Power Supply Rev. CP                  3.20%    9/14/1999 (2)          9,800         9,800
Intermountain Power Agency Utah Power Supply Rev. TOB VRDO            4.01%     5/6/1999 (1)          6,495         6,495
Intermountain Power Agency Utah TOB VRDO                              4.16%     5/6/1999 (1)         37,600        37,600
Utah GO                                                               4.40%     7/1/1999              4,700         4,706
Utah GO TOB VRDO                                                      4.03%     5/6/1999             43,940        43,940
Utah Highway GO CP                                                    3.20%    8/16/1999             26,000        26,000
Utah Housing Finance Agency VRDO (Single Family Mortgage)             4.15%     5/5/1999              8,000         8,000
Utah Transit Auth. Sales Tax & Transp. Rev. VRDO
   (Salt Lake County Light Rail Transit 'TRAX' Program)               4.00%     5/6/1999 LOC         50,800        50,800
                                                                                                                ----------
                                                                                                                  236,906
                                                                                                                ----------
VIRGINIA (0.4%)
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                4.00%     5/5/1999             28,150        28,150
                                                                                                                ----------


WASHINGTON (1.5%)
King County WA TAN                                                    4.00%     6/1/1999             15,000        15,008
Seattle WA Muni. Light & Power Rev. VRDO                              3.95%     5/5/1999             30,700        30,700
Seattle WA Water System Rev. VRDO                                     3.95%     5/5/1999 LOC         19,800        19,800
Snohomish County WA Public Util. Dist. Generation System Rev.
   TOB VRDO                                                           4.08%     5/6/1999 (1)          4,995         4,995
Washington GO                                                         5.50%     7/1/1999              5,000         5,020
Washington GO                                                         7.00%    10/1/1999              7,555         7,683
Washington GO VRDO                                                    4.00%     5/5/1999              3,400         3,400
Washington Health Care Fac. Auth. Rev. VRDO
   (Virginia Mason Medical Center)                                    4.25%     5/4/1999 (1)          5,000         5,000
Washington Motor Vehicle Fuel Tax GO                                  5.30%     9/1/1999              5,000         5,027
                                                                                                                ----------
                                                                                                                   96,633
                                                                                                                ----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA (0.4%)
Putnam WV Solid Waste Disposal Rev. VRDO
   (Toyata Manufacturing Corp.)                                       4.05%     5/5/1999          $  27,400     $  27,400
                                                                                                                ----------


WISCONSIN (3.4%)
Milwaukee WI IDR VRDO (Wisconsin Electric Power Co. Project)          4.05%     5/6/1999             10,000        10,000
Oak Creek City WI VRDO (Wisconsin Electric Power Co. Project)         4.00%     5/5/1999             47,100        47,100
Univ. of Wisconsin Hosp. & Clinics Auth. Rev. VRDO
   (Univ. of Wisconsin Hosp.)                                         3.95%     5/5/1999 (1)         16,500        16,500
Village of Pleasant Prairie WI PCR VRDO
   (Wisconsin Electric Power Co. Project)                             4.05%     5/6/1999             28,500        28,500
Wisconsin Department of Transp. Rev. CP                               3.10%     5/7/1999 LOC         10,419        10,419
Wisconsin GO                                                          4.25%    11/1/1999              4,000         4,020
Wisconsin Health & Educ. Fac. Auth. Rev. VRDO (Charity Obligated
   Group-Daughters of Charity National Health System)                 3.85%     5/5/1999             19,500        19,500
Wisconsin Health & Educ. Fac. Auth. Rev. VRDO (Wausau Hosp.)          4.00%     5/5/1999 (2)         20,000        20,000
Wisconsin Health & Educ. Fac. Auth. Rev. VRDO
   (Wheaton Franciscan Services)                                      4.00%     5/6/1999 LOC         23,700        23,700
Wisconsin Operating Notes TRAN                                        4.50%    6/15/1999             40,400        40,446
                                                                                                                ----------
                                                                                                                  220,185
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $6,414,079)                                                                                            6,414,079
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              141,615
Liabilities                                                                                                      (36,437)
                                                                                                                ----------
                                                                                                                  105,178
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 6,519,884,349 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $6,519,257
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
==========================================================================================================================

*See Note A in Notes to Financial Statements.

For key to abbreviations and other references, see page 66.

-------------------------------------------------------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT          PER
                                                                                                      (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $6,519,899        $1.00
Undistributed Net Investment Income                                                                      --           --
Accumulated Net Realized Losses                                                                        (642)          --
Unrealized Appreciation                                                                                  --           --
=========================================================================================================================
NET ASSETS                                                                                       $6,519,257        $1.00
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM TAX-EXEMPT FUND                                           COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.8%)
--------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.8%)
Birmingham AL GO VRDO                                                 3.90%     5/5/1999 (2) LOC  $   8,700     $   8,700
Huntsville AL Health Care Auth. VRDO                                  3.85%     5/5/1999 (1)          5,700         5,700
                                                                                                                ----------
                                                                                                                   14,400
                                                                                                                ----------
ALASKA (1.9%)
Alaska Housing Finance Corp. VRDO                                     3.95%     5/5/1999             21,700        21,700
North Slope Borough AK GO                                             0.00%     1/1/2002 (1)          7,650         6,919
North Slope Borough AK GO                                             7.15%     7/1/1999 (1)          5,670         5,706
                                                                                                                ----------
                                                                                                                   34,325
                                                                                                                ----------
ARIZONA (1.2%)
Arizona Transp. Board Highway Rev.                                    6.00%     7/1/2000              4,500         4,632
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       4.20%     5/4/1999 LOC          9,450         9,450
Maricopa County AZ School Dist. GO                                    0.00%     7/1/1999 (3)          7,530         7,490
                                                                                                                ----------
                                                                                                                   21,572
                                                                                                                ----------
CALIFORNIA (9.6%)
California Dept. of Water (Central Valley Project)                    8.75%    12/1/2000              4,540         4,913
California Higher Educ. Loan Auth. Student Loan Rev. VRDO             3.85%     5/7/1999 LOC            500           500
California Pollution Control Financing Auth. Solid Waste
   Disposal Rev. VRDO (Shell Oil Co.-Martinez)                        4.20%     5/4/1999              3,200         3,200
Irvine CA Assessment Dist. Improvement Boards VRDO (Oak Creek)        4.20%     5/4/1999 LOC            600           600
Kern County CA TRAN                                                   4.25%    10/1/1999             20,000        20,084
Los Angeles County CA Public Works Finance Auth.                      6.00%     9/1/1999 (1)         21,080        21,274
Los Angeles County CA Public Works Finance Auth.
   (Regional Park & Open Space Dist.)                                 5.00%    10/1/1999             23,335        23,511
Orange County CA Irvine Coast Assessmemt Dist. VRDO                   4.25%     5/4/1999 LOC         10,000        10,000
Riverside County CA TRAN                                              4.50%    9/30/1999             25,000        25,118
San Bernardino County CA TRAN                                         4.50%    9/30/1999              9,000         9,043
San Diego City CA TAN                                                 4.50%    9/30/1999             26,000        26,124
Santa Barbara County CA TRAN                                          4.50%    10/1/1999             30,000        30,145
                                                                                                                ----------
                                                                                                                  174,512
                                                                                                                ----------
COLORADO (0.9%)
Jefferson County CO School Dist. GO                                   5.00%   12/15/2001 (3)          5,800         6,003
Jefferson County CO School Dist. GO                                   5.00%   12/15/2002 (3)          4,500         4,700
Platte River CO Power Auth. Rev.                                      5.00%     6/1/2000 (1)          5,000         5,087
                                                                                                                ----------
                                                                                                                   15,790
                                                                                                                ----------
CONNECTICUT (1.6%)
Connecticut Special Assessment Unemployment Compensation              5.50%    5/15/2000 (2)         17,500        17,896
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      4.00%    10/1/1999             11,000        11,036
                                                                                                                ----------
                                                                                                                   28,932
                                                                                                                ----------
DISTRICT OF COLUMBIA (2.5%)
District of Columbia GO                                               0.00%     6/1/1999 (1)          5,000         4,986
District of Columbia GO                                               0.00%     6/1/2000 (1)          6,900         6,650
District of Columbia GO                                               5.50%     6/1/1999             10,610        10,627
District of Columbia GO                                               5.50%     6/1/1999 (ETM)        1,490         1,493
District of Columbia GO                                               5.90%     6/1/2000 (1)          9,860        10,103
District of Columbia GO                                               5.90%     6/1/2000 (1)(ETM)       245           251
District of Columbia GO                                               6.00%     6/1/2001 (1)          7,920         8,265
District of Columbia GO                                               6.00%     6/1/2001 (1)(ETM)       195           204
District of Columbia GO                                               7.10%     6/1/2000 (4)          3,535         3,666
District of Columbia GO                                               7.10%     6/1/2000 (4)(ETM)        85            88
                                                                                                                ----------
                                                                                                                   46,333
                                                                                                                ----------
FLORIDA (5.0%)
Dade County FL Sales Tax Rev.                                         6.00%    10/1/2001 (2)          2,500         2,639
Dade County FL School Dist. GO                                        7.00%     8/1/1999 (3)          8,300         8,376
Florida Dept. Transp. Rev. (Right-of-Way)                             6.40%     7/1/1999              2,765         2,779
Florida Muni. Power Agency VRDO (Stanton Project)                     3.85%     5/5/1999 (1)          8,690         8,690
Florida State Board of Educ. Public Educ. Capital Outlay Refunding    5.00%     6/1/2000             15,455        15,730

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Florida Turnpike Auth. Rev.                                           7.50%     7/1/1999 (Prere.) $   9,750     $  10,013
Jacksonville FL Electric Auth. Rev. (St. John River)                  5.00%    10/1/2002             11,910        12,426
Miami-Dade County FL School Board COP                                 4.25%     8/1/2000 (4)          3,000         3,030
Miami-Dade County FL School Board COP                                 5.00%     8/1/2001 (4)          3,850         3,967
Osceola County FL Capital Improvement Rev.                            4.50%     9/1/2000 (1)          5,000         5,073
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)              4.25%     5/4/1999              2,040         2,040
Tampa FL Health System Rev. (Catholic Health East)                    4.50%   11/15/1999 (1)          5,355         5,389
Tampa FL Health System Rev. (Catholic Health East)                    5.00%   11/15/2001 (1)          4,035         4,165
Tampa FL Rev. (Allegany Health System-St. Joseph)                    7.125%    12/1/1999 (Prere.)     2,500         2,603
Tampa-Hillsborough County FL Expressway Auth. Rev.                    6.50%     7/1/1999 (2)          3,215         3,232
                                                                                                                ----------
                                                                                                                   90,152
                                                                                                                ----------
GEORGIA (2.1%)
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.85%     5/5/1999 (3)          1,900         1,900
Georgia GO                                                            6.80%     8/1/2000              2,230         2,322
Georgia GO                                                            7.00%    11/1/1999              7,500         7,640
Georgia GO                                                            7.25%     7/1/1999              3,000         3,020
Georgia GO                                                            7.40%     8/1/2000              5,000         5,240
Georgia GO                                                            7.50%     4/1/2001              5,500         5,896
Georgia GO                                                            7.70%     2/1/2001              5,000         5,347
Muni. Gas Auth. of GA Rev. VRDO (Agency Project)                      4.00%     5/5/1999 LOC          6,900         6,900
                                                                                                                ----------
                                                                                                                   38,265
                                                                                                                ----------
HAWAII (2.7%)
Hawaii GO                                                             5.00%    11/1/1999             20,000        20,165
Hawaii GO                                                             6.00%     9/1/2001              3,000         3,149
Hawaii GO                                                             8.00%     2/1/2001              5,000         5,352
Hawaii Highway Rev.                                                   5.00%     7/1/2002 (3)          3,530         3,662
Honolulu HI City & County GO                                          4.70%    10/1/2000              4,375         4,448
Honolulu HI City & County GO                                          4.70%    10/1/2000 (ETM)          125           127
Honolulu HI City & County GO                                          5.00%     7/1/2002 (3)          4,675         4,849
Honolulu HI City & County GO                                          5.25%    11/1/2003 (3)          2,555         2,703
Honolulu HI GO                                                        5.00%    11/1/2000              4,250         4,344
                                                                                                                ----------
                                                                                                                   48,799
                                                                                                                ----------
ILLINOIS (2.6%)
Chicago IL Metro. Water Reclamation Dist.                             6.40%     1/1/2000              5,000         5,103
Illinois Dev. Finance Auth. VRDO (Provena Health)                     4.25%     5/4/1999 (1)         11,400        11,400
Illinois Educ. Fac. Auth. (Northwestern Univ.)                        4.75%    12/1/2000             10,000        10,198
Illinois Toll Highway Auth. Rev. PUT                                  3.30%     5/4/1999 (1) LOC     20,000        20,000
                                                                                                                ----------
                                                                                                                   46,701
                                                                                                                ----------
INDIANA (0.8%)
Indiana Health Fac. Financing Auth. Hosp. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity
   National Health Systems)                                           3.85%     5/5/1999              7,300         7,300
Indianapolis IN Airport Auth. Rev.                                    4.50%     7/1/2000 (3)          3,500         3,538
Merrillville IN Multiple School Building Corp. Rev.                   7.50%    7/15/2000 (Prere.)     4,000         4,267
                                                                                                                ----------
                                                                                                                   15,105
                                                                                                                ----------
KANSAS (0.2%)
Merriam KS Hosp. Rev. (Shawnee Medical Center Project)                7.25%     9/1/2001 (Prere.)     3,580         3,926
                                                                                                                ----------


KENTUCKY (0.5%)
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               4.25%     5/4/1999 (1)          8,600         8,600
                                                                                                                ----------


LOUISIANA (0.2%)
Louisiana GO                                                          5.00%    4/15/2002 (2)          3,400         3,521
                                                                                                                ----------


MARYLAND (0.2%)
Maryland Health & Higher Educ. Fac. (Francis Scott Key)               7.00%     7/1/2000 (Prere.)     4,000         4,241
                                                                                                                ----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                             MATURITY                AMOUNT        VALUE*
SHORT-TERM TAX-EXEMPT FUND                                        COUPON         DATE                 (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS (7.6%)
Massachusetts Bay Transp. Auth.                                    7.00%     3/1/2001 (Prere.)    $   6,000     $   6,476
Massachusetts Bay Transp. Auth.                                   7.625%     3/1/2000 (Prere.)        5,550         5,857
Massachusetts GO                                                   5.50%     7/1/1999                10,000        10,037
Massachusetts GO                                                   6.50%     8/1/2001 (Prere.)        3,115         3,369
Massachusetts GO                                                   7.00%     6/1/1999 (2)(Prere.)    12,800        13,095
Massachusetts GO                                                   7.25%     3/1/2000 (3)(Prere.)     3,910         4,114
Massachusetts GO                                                   9.25%     7/1/2000                10,000        10,651
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                               5.25%     7/1/2000                 2,580         2,616
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                               5.25%     7/1/2002                 5,040         5,165
Massachusetts Health & Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                        4.55%    7/14/2002 (1)             3,350         3,401
Massachusetts Housing Finance Agency (Construction Loan Notes)     4.10%     3/1/2002 (4)            11,500        11,487
Massachusetts Turnpike Auth. BAN                                   5.00%     6/1/1999                 1,485         1,487
Massachusetts Turnpike Auth. BAN                                   5.00%     6/1/1999 (ETM)           3,515         3,520
Massachusetts Water Resources Auth. Rev.                           6.50%    12/1/2001 (Prere.)        4,300         4,688
Massachusetts Water Resources Auth. Rev.                           7.00%     4/1/2000 (Prere.)       10,485        11,044
Massachusetts Water Resources Auth. Rev.                           7.30%     4/1/2000 (Prere.)        5,000         5,279
Massachusetts Water Resources Auth. Rev.                           7.50%     4/1/2000 (Prere.)       15,850        16,763
Massachusetts Water Resources Auth. Rev.                          7.625%     4/1/2000 (Prere.)       17,645        18,681
                                                                                                                ----------
                                                                                                                  137,730
                                                                                                                ----------
MICHIGAN (2.9%)
Greater Detroit MI Resource Recovery Auth.                         5.00%   12/13/1999 (2)            12,000        12,123
Michigan Building Auth. Rev. (Fac. Program)                        5.00%    10/1/2000 (2)             4,000         4,086
Michigan Hosp. Finance Auth. Rev. (McLaren Obligated Group)        7.50%    9/15/2001 (Prere.)        5,750         6,356
Michigan Housing Dev. Auth. Rental Rev. VRDO                       4.00%     5/5/1999 LOC             8,000         8,000
Michigan Muni. Bond Bank Auth. Rev.                                5.00%    12/1/2002                11,905        12,432
Univ. of Michigan Hosp. Rev. VRDO (Medical Service Plan)           4.25%     5/4/1999                10,500        10,500
                                                                                                                ----------
                                                                                                                   53,497
                                                                                                                ----------
MINNESOTA (1.3%)
Minnesota GO                                                      4.625%     8/1/2000                10,385        10,543
Minnesota GO                                                       6.00%     8/1/1999                 5,730         5,769
Minnesota GO                                                       6.40%     8/1/2000                 6,700         6,944
                                                                                                                ----------
                                                                                                                   23,256
                                                                                                                ----------
MISSISSIPPI (0.3%)
Mississippi GO                                                     5.00%     8/1/2001                 2,495         2,571
Mississippi GO (Capital Improvements)                              5.00%    11/1/2001                 3,555         3,675
                                                                                                                ----------
                                                                                                                    6,246
                                                                                                                ----------
MISSOURI (0.8%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                           3.95%     5/6/1999                 4,600         4,600
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)         4.25%     5/4/1999                 1,000         1,000
St. Louis County MO Rockwood School Dist. GO                       8.50%     2/1/2001                 8,000         8,653
                                                                                                                ----------
                                                                                                                   14,253
                                                                                                                ----------
MONTANA (0.5%)
Forsyth MT PCR PUT (Portland General Electric Co.)                 4.60%     5/1/2003                10,000        10,161
                                                                                                                ----------


NEBRASKA (0.6%)
Nebraska Public Power Dist. Rev.                                   5.00%     1/1/2002 (1)             5,000         5,165
Nebraska Public Power Dist. Rev.                                   5.00%     1/1/2003 (1)             5,000         5,202
                                                                                                                ----------
                                                                                                                   10,367
                                                                                                                ----------
NEVADA (0.9%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                3.85%     5/5/1999 LOC               770           770
Clark County NV Improvement and Refunding Rev.                     6.00%    10/1/2001                 4,845         5,109
Clark County NV School Dist. GO (Computer Equipment)               7.50%    6/15/2000 (3)             6,000         6,261
Nevada GO                                                          4.50%     7/1/2001 ++              5,085         5,182
                                                                                                                ----------
                                                                                                                   17,322
                                                                                                                ----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                              MATURITY               AMOUNT        VALUE*
                                                                   COUPON         DATE                (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (2.3%)
New Jersey Econ. Dev. Auth. Market Transition Fac.                 5.125%     7/1/2000 (1)          $ 2,710     $   2,762
New Jersey Health Care Fac. Finance Auth. Rev.
   (Community Medical Center, Kimball Medical Center,
   Kensington Manor Care Center Obligated Group)                    4.50%     7/1/2001 (4)            4,835         4,921
New Jersey Transit Corp.                                            5.25%     9/1/2001                5,000         5,141
New Jersey Transp. Trust Fund Auth.                                 4.25%    6/15/2000               19,450        19,638
New Jersey Transp. Trust Fund Auth.                                 4.50%    6/15/2000 (ETM)          5,000         5,062
New Jersey Transp. Trust Fund Auth.                                 6.00%    6/15/2000                5,000         5,143
                                                                                                                ----------
                                                                                                                   42,667
                                                                                                                ----------
NEW MEXICO (0.7%)
Hurley NM PCR VRDO (Kennecott Sante Fe Corp.
   Project British Petroleum)                                       4.20%     5/4/1999                5,900         5,900
New Mexico GO                                                       5.50%     9/1/2000                6,350         6,521
                                                                                                                ----------
                                                                                                                   12,421
                                                                                                                ----------
NEW YORK (13.5%)
Erie County NY GO                                                   5.00%    11/1/2002 (3)            2,000         2,082
Long Island NY Power Auth. Electric System Rev.                     5.00%     4/1/2002                8,000         8,236
Long Island NY Power Auth. Electric System Rev.                     5.00%     4/1/2003                8,500         8,793
Long Island NY Power Auth. Electric System Rev. VRDO                4.15%     5/4/1999 LOC            9,400         9,400
Muni. Assistance Corp. for New York City NY                         5.00%     7/1/1999                9,500         9,527
Muni. Assistance Corp. for New York City NY                         5.00%     7/1/2001               10,000        10,289
Muni. Assistance Corp. for New York City NY                         5.25%     7/1/2001                5,110         5,284
Nassau County NY General Improvement                                4.50%     9/1/1999 (3)           14,025        14,084
Nassau County NY General Improvement                                4.90%     3/1/2001 (3)           11,060        11,321
Nassau County NY General Improvement                               5.125%    11/1/1999 (3)            7,525         7,597
New York City NY GO                                                 5.25%     8/1/1999                7,805         7,842
New York City NY GO                                                 5.25%     8/1/1999 (ETM)          2,070         2,080
New York City NY GO                                                 7.25%    8/15/2001 (Prere.)      22,745        24,569
New York City NY GO                                                 7.50%     2/1/2002 (Prere.)       7,860         8,712
New York State COP                                                  4.10%     8/1/2000                5,600         5,640
New York State Dormitory Auth. Rev. (Brookdale Hosp.)               5.00%    2/15/2001                4,335         4,426
New York State Dormitory Auth. Rev. (City Univ.)                   7.625%     7/1/2000 (Prere.)      23,600        25,189
New York State Dormitory Auth. Rev. (Interfaith Medical Center)     5.25%    2/15/2002                2,565         2,651
New York State Dormitory Auth. Rev. (Jamaica Hosp.)                 5.00%    2/15/2001                2,725         2,782
New York State Dormitory Auth. Rev. (State Univ.)                   7.25%    5/15/2000 (Prere.)       2,070         2,193
New York State Dormitory Auth. Rev. (State Univ.)                   7.70%    5/15/2000 (Prere.)       4,000         4,255
New York State Dormitory Auth. Rev. (Wycoff Heights)                5.00%    2/15/2001                2,605         2,659
New York State Dormitory Auth. Rev. VRDO (Cornell Univ.)            4.25%     5/4/1999                5,100         5,100
New York State Hosp. Finance Agency (Service Contract)              7.80%    3/15/2001 (Prere.)      15,000        16,398
New York State Local Govt. Assistance Corp.                         7.50%     4/1/2001 (Prere.)      10,000        10,911
New York State Medical Care Fac. Finance Agency Rev. (St. Lukes)    7.45%    2/15/2000 (1)(Prere.)    5,000         5,259
New York State Urban Dev. Corp. Rev. (Community Enhancement Fac.)   4.25%     4/1/2000                9,495         9,563
New York State Urban Dev. Corp. Rev. (Community Enhancement Fac.)   4.50%     4/1/2001               11,645        11,777
New York State Urban Dev. Corp. Rev. (Community Enhancement Fac.)   4.50%     4/1/2002                3,000         3,033
New York State Urban Dev. Corp. Rev. (Correction Fac.)              7.75%     1/1/2000 (Prere.)       3,900         4,092
                                                                                                                ----------
                                                                                                                  245,744
                                                                                                                ----------
NORTH CAROLINA (0.2%)
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (North Carolina Baptist Hosp. Project)                           4.00%     5/6/1999                3,000         3,000
                                                                                                                ----------


OHIO (4.3%)
Cincinnati OH School Dist. TAN                                      5.50%    12/1/2000 (2)            4,300         4,434
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)           3.95%     5/5/1999                1,000         1,000
Columbus OH GO                                                      5.00%    5/15/2002                3,000         3,118
Cuyahoga County OH Hosp. Rev. (Meridia Health System)               7.25%    8/15/2000 (Prere.)       4,980         5,314
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)    3.95%     5/5/1999 LOC            5,900         5,900
Cuyahoga OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)              4.20%     5/4/1999                6,700         6,700
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)              4.00%     5/6/1999 LOC            4,000         4,000
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                          3.90%     5/5/1999 (1)            9,400         9,400

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                             MATURITY                AMOUNT        VALUE*
SHORT-TERM TAX-EXEMPT FUND                                        COUPON         DATE                 (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                         4.20%     5/4/1999 LOC         $     900     $     900
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                         4.40%     5/4/1999 LOC             5,000         5,000
Ohio Building Auth. Rev. (State Correctional Fac.)                 6.50%    10/1/2001                 4,000         4,262
Ohio Housing Finance Agency Mortgage Rev.                          3.60%     9/1/2001                 2,595         2,592
Ohio Housing Finance Agency Mortgage Rev.                          3.80%     9/1/2002                 2,790         2,786
Ohio Housing Finance Agency Mortgage Rev.                          3.95%     9/1/2003                 2,595         2,590
Ohio Public Fac. Higher Educ. Rev.                                 4.75%     5/1/1999                16,600        16,601
Ohio Solid Waste Rev. VRDO (BP Exploration & Oil Inc. Project)     4.30%     5/4/1999                 4,200         4,200
                                                                                                                ----------
                                                                                                                   78,797
                                                                                                                ----------


OKLAHOMA (0.7%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                           4.05%     5/5/1999                 1,900         1,900
Oklahoma Ind. Auth. Rev. VRDO (Health System Baptist Center)       4.00%     5/5/1999                10,500        10,500
                                                                                                                ----------
                                                                                                                   12,400
                                                                                                                ----------
OREGON (0.5%)
Oregon Health, Housing, Educ., & Cultural Fac. Auth.
   College Housing Project PUT (Portland State Univ.)              5.00%     5/1/2003 LOC             5,240         5,366
Port Auth. of Portland OR Airport Rev.
   (Portland International Airport)                                5.00%     7/1/2002 (3)             3,195         3,307
                                                                                                                ----------
                                                                                                                    8,673
                                                                                                                ----------
PENNSYLVANIA (10.1%)
Berks County PA GO                                                 7.25%   11/15/2000 (3)(Prere.)     6,700         7,207
Montgomery County PA GO                                            5.00%    7/15/1999                 2,775         2,785
Pennsylvania GO                                                    4.25%    12/1/2000                13,500        13,670
Pennsylvania GO                                                    4.75%    6/15/1999 (1)            10,500        10,519
Pennsylvania GO                                                    5.00%   10/15/1999                 3,490         3,518
Pennsylvania GO                                                    5.00%   10/15/2002                 5,500         5,734
Pennsylvania GO                                                    5.25%   11/15/2000 (3)             7,500         7,704
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
   (Allegheny/Delaware Valley)                                     4.60%   11/15/1999 (1)             4,830         4,833
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                         4.25%     5/4/1999                 6,800         6,800
Pennsylvania Intergovernmental Cooperation Auth. Rev.              5.00%    6/15/2001 (3)             9,380         9,642
Pennsylvania Intergovernmental Cooperation Auth. Rev.              5.00%    6/15/2002 (3)            10,040        10,415
Pennsylvania Intergovernmental Cooperation Auth. Rev.              5.75%    6/15/2000 (3)             6,675         6,844
Pennsylvania Intergovernmental Cooperation Auth. Rev.              6.00%    6/15/2002 (3)             7,000         7,462
Philadelphia PA Gas Works                                          7.00%     7/1/2002 (8)            12,090        13,215
Philadelphia PA GO                                                 5.00%    5/15/2000                 4,485         4,548
Philadelphia PA GO                                                 5.00%    5/15/2001                 5,940         6,065
Philadelphia PA GO                                                 5.00%    5/15/2003 (3)             5,845         6,092
Philadelphia PA GO                                                 6.00%   11/15/1999 (3)            10,000        10,141
Philadelphia PA Muni. Auth. Rev.                                  8.625%   11/15/2001 (Prere.)       15,500        17,656
Philadelphia PA School Dist. GO                                    6.70%     7/1/1999 (1)             5,145         5,174
Philadelphia PA Water & Sewer Rev.                                 6.90%    10/1/1999 (Prere.)       20,000        20,697
Pittsburgh PA GO                                                   5.00%     9/1/2000 (2)             2,250         2,296
                                                                                                                ----------
                                                                                                                  183,017
                                                                                                                ----------
PUERTO RICO (0.5%)
Puerto Rico GO                                                     5.50%     7/1/1999                10,000        10,035
                                                                                                                ----------


RHODE ISLAND (0.5%)
Rhode Island Depositors Econ. Protection Corp.                     6.95%     8/1/2002 (Prere.)        9,000        10,060
                                                                                                                ----------


SOUTH DAKOTA (0.3%)
South Dakota Building Auth. Rev.                                  6.125%     9/1/2000 (ETM)           4,400         4,554
                                                                                                                ----------


TENNESSEE (0.5%)
Metro. Govt. of Nashville & Davidson County TN                     6.15%    5/15/2002 (Prere.)        8,050         8,768
                                                                                                                ----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
TEXAS (8.4%)
Austin TX Combined Util. System Rev.                                  7.60%   11/15/1999 (1)      $   2,300     $   2,352
Austin TX Combined Util. System Rev.                                  7.60%   11/15/1999 (1)(ETM)     2,700         2,763
Austin TX Combined Util. System Rev.                                11.125%   11/15/1999 (Prere.)     4,000         4,167
Austin TX GO                                                          6.00%     9/1/1999 (Prere.)     6,200         6,256
Brazos River Auth. Texas PCR PUT (Texas Utility Electric Co.)         3.70%     4/1/2000             27,500        27,490
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Amoco Oil Project)       4.25%     5/4/1999              5,060         5,060
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)           4.20%     5/4/1999              5,450         5,450
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            4.25%     6/1/1999 (4)          4,600         4,603
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            5.00%     6/1/2000 (4)          4,095         4,160
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            5.00%     6/1/2001 (4)          1,500         1,537
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (St. Lukes Episcopal Hosp.)                                        4.25%     5/4/1999              2,400         2,400
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Texas Children's Hosp.)                                           4.00%     5/5/1999              7,000         7,000
Houston TX Hotel Occupancy Rev.                                       6.00%     7/1/1999 (4)          4,000         4,017
Houston TX Independent School Dist.                                   5.00%    7/15/1999              6,700         6,724
Houston Texas Refunding and Public Improvement GO                     5.00%     3/1/2003 ++          13,500        14,048
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2000              2,000         2,036
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2001              2,070         2,122
Port Arthur TX Navigation Dist. PCR VRDO (Texaco Inc.)                4.25%     5/4/1999              1,400         1,400
Round Rock TX Independent School Dist.                                6.50%     8/1/2002              1,745         1,892
San Antonio TX Electric & Gas Rev.                                    5.00%     2/1/2002              7,500         7,753
San Antonio TX Independent School Dist.                               7.00%    8/15/1999              6,350         6,417
Southwest Texas Higher Educ. Auth. VRDO
   (Southern Methodist Univ.)                                         4.25%     5/4/1999 LOC          9,800         9,800
Texas GO                                                             5.375%    10/1/2000              5,000         5,135
Texas National Research Lab Comm. (Super Conductors)                 7.125%     4/1/2000 (Prere.)     4,125         4,348
Travis County TX GO                                                   5.00%     3/1/2002              6,090         6,304
Univ. of Texas Board of Regents Rev.                                  7.00%    8/15/2001 (Prere.)     6,700         7,323
                                                                                                                ----------
                                                                                                                  152,557
                                                                                                                ----------
UTAH (0.3%)
Intermountain Power Agency UT                                         7.00%     7/1/1999 (Prere.)     5,100         5,233
                                                                                                                ----------


VIRGINIA (1.3%)
Fairfax County VA IDA Health Care Rev. (Inova Health System Project)  4.25%    8/15/1999              2,705         2,713
Virginia Port Auth. Commonwealth Port Fund Rev.                       4.60%     7/1/2002              4,900         5,028
Virginia Public School Auth. GO                                       4.50%     8/1/2001 ++           7,055         7,197
Virginia Public School Auth. GO                                       5.00%     8/1/1999              6,215         6,242
Virginia Public School Auth. GO                                       5.30%     8/1/2000              2,370         2,425
                                                                                                                ----------
                                                                                                                   23,605
                                                                                                                ----------
WASHINGTON (0.8%)
King County WA GO                                                     5.40%    12/1/2002              3,400         3,592
Snohomish County WA Public Util. Dist. Rev.                           5.00%     1/1/2000 (3)          3,000         3,034
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2003 (2)          7,945         8,501
                                                                                                                ----------
                                                                                                                   15,127
                                                                                                                ----------
WEST VIRGINIA (0.3%)
West Virginia Water Dev. Auth.                                        7.70%    11/1/2000 (Prere.)     4,960         5,361
                                                                                                                ----------


WISCONSIN (2.9%)
Appleton WI Water System Rev. BAN                                     3.95%     7/1/2002             18,000        17,978
Milwaukee WI Metro. Sewer Dist.                                       7.00%     9/1/2001              5,000         5,369
Wisconsin Clean Water Rev.                                            6.30%     6/1/2000              3,000         3,092

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                             MATURITY                AMOUNT        VALUE*
SHORT-TERM TAX-EXEMPT FUND                                        COUPON         DATE                 (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Wisconsin GO                                                       5.00%     5/1/1999             $   5,305     $   5,305
Wisconsin Public Power System Rev.                                 7.40%     7/1/2000 (2)(Prere.)    19,500        20,756
                                                                                                                ----------
                                                                                                                   52,500
                                                                                                                ----------
WYOMING (4.0%)
Converse County WY PCR (PacifiCorp)                                3.45%    5/21/1999 LOC            18,685        18,684
Lincoln County WY PCR VRDO (Exxon Project)                         4.15%     5/4/1999                 5,200         5,200
Wyoming Community Dev. Auth. Housing Rev.                          3.60%    12/1/2000                17,090        16,975
Wyoming Community Dev. Auth. Housing Rev.                          3.70%    12/1/2000                22,910        22,756
Wyoming Community Dev. Auth. Housing Rev.                          3.80%     6/1/2001                 9,200         9,189
                                                                                                                ----------
                                                                                                                   72,804
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,808,293)                                                                                            1,815,329
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               37,663
Liabilities                                                                                                       (34,533)
                                                                                                                ----------
                                                                                                                    3,130
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 116,641,328 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                             $1,818,459
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $15.59
==========================================================================================================================

*See Note A in Notes to Financial Statements.

For key to abbreviations and other references, see page 66.

-------------------------------------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT          PER
                                                                                    (000)        SHARE
-------------------------------------------------------------------------------------------------------
Paid in Capital                                                                $1,810,968       $15.53
Undistributed Net Investment Income                                                    --           --
Accumulated Net Realized Gains                                                        455           --
Unrealized Appreciation--Note F                                                     7,036          .06
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                     $1,818,459       $15.59
=======================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                     MATURITY             AMOUNT        VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                              COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
-------------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.1%)
Huntsville AL Health Care Fac. Auth. PUT                                   4.65%     6/1/2005 (1)      $  26,500     $  26,977


ALASKA (1.4%)
Alaska Housing Finance Corp. Rev. (State Capital Project)                  5.00%     6/1/2004              2,000         2,081
Alaska Housing Finance Corp. Rev. (State Capital Project)                  5.00%    12/1/2004              7,200         7,517
Anchorage AK GO                                                            4.70%     8/1/2001 (1)          5,000         5,117
North Slope Borough AK GO                                                  7.25%    6/30/2000 (3)         20,000        20,846
                                                                                                                   ------------
                                                                                                                        35,561
                                                                                                                   ------------
ARIZONA (2.0%)
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road)                                    5.00%     7/1/2004             15,165        15,902
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road)                                    6.00%     7/1/2002 (2)         15,185        16,224
Maricopa County AZ School Dist. GO                                         0.00%     7/1/1999 (3)          8,000         7,958
Phoenix AZ Civic Improvement Corp. Waste Water System                     6.125%     7/1/2003 (Prere.)    10,000        11,067
                                                                                                                   ------------
                                                                                                                        51,151
                                                                                                                   ------------
ARKANSAS (0.4%)
Arkansas Dev. Finance Auth. Single Family Mortgage Rev. PUT                2.95%     3/1/2000             10,250        10,240
                                                                                                                   ------------

CALIFORNIA (4.7%)
California Dept. of Water (Central Valley Project)                         8.25%    12/1/2001              4,790         5,336
California Dept. of Water (Central Valley Project)                         8.25%    12/1/2002              5,060         5,828
California Dept. of Water (Central Valley Project)                         8.25%    12/1/2005              5,685         7,057
California GO                                                              7.50%    11/1/2003 (3)          6,000         6,919
California GO                                                              9.00%     6/1/2000              5,000         5,300
California GO                                                             10.50%    10/1/2000              3,000         3,292
California PCR VRDO (Pacific Gas & Electric)                               4.30%     5/4/1999 LOC            700           700
California Public Works Board Lease Rev. (Univ. of California Project)     5.50%     9/1/2004 (2)          3,790         4,091
California Public Works Board Lease Rev. (Univ. of California Project)     5.50%     9/1/2005 (2)          3,900         4,236
California Statewide Community Dev. Auth.
   (St. Joseph Health System)                                              5.00%     7/1/2004              4,055         4,225
Los Angeles CA Dept. of Water & Power Waterworks Rev.                      9.00%    5/15/2002              9,135        10,504
Los Angeles CA Dept. of Water & Power Waterworks Rev.                      9.00%    5/15/2003              5,355         6,382
Los Angeles County CA Public Works Auth.                                   5.00%    10/1/2004              3,640         3,847
Los Angeles County CA Public Works Auth.                                   6.00%    10/1/2003             13,010        14,214
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%    1/15/2000 (1)          2,000         1,955
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%    1/15/2001 (1)         10,000         9,405
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%    1/15/2002             12,315        11,062
Univ. of California Rev. (Multiple Purpose Dist. Project)                 10.00%     9/1/2000 (2)          7,755         8,421
Univ. of California Rev. (Multiple Purpose Dist. Project)                 10.00%     9/1/2001 (2)          5,500         6,281
                                                                                                                   ------------
                                                                                                                       119,055
                                                                                                                   ------------

COLORADO (0.7%)
Arapahoe County CO Capital Improvement Trust Fund Highway Rev.             0.00%    8/31/2005 (Prere.)    32,000        11,957
Denver CO City & County Airport Rev.                                       7.50%   11/15/2002              6,080         6,633
                                                                                                                   ------------
                                                                                                                        18,590
                                                                                                                   ------------

CONNECTICUT (2.7%)
Connecticut GO                                                             5.30%    3/15/2004             10,000        10,661
Connecticut GO                                                             5.50%    11/1/2001             13,630        14,281
Connecticut GO                                                             6.00%   11/15/2004              7,500         8,186
Connecticut GO                                                             6.25%   11/15/2002 (Prere.)     5,300         5,854
Connecticut GO                                                            9.875%     3/1/2001              6,750         7,494
Connecticut Special Assessment Second Injury Fund Rev.                     5.00%     1/1/2001              4,230         4,332
Connecticut Special Assessment Unemployment Compensation Rev.              5.50%    5/15/2001 (2)         13,455        13,976
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)           6.25%    10/1/2002 (3)          4,000         4,334
                                                                                                                   ------------
                                                                                                                        69,118
                                                                                                                   ------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
DELAWARE (0.3%)
Delaware GO                                                           5.00%     1/1/2002          $   5,085   $     5,260
Delaware GO                                                           5.00%     4/1/2002              3,000         3,113
                                                                                                              ------------
                                                                                                                    8,373
                                                                                                              ------------

DISTRICT OF COLUMBIA (2.0%)
District of Columbia GO                                               4.90%     6/1/2000             19,020        19,248
District of Columbia GO                                               4.90%     6/1/2000 (ETM)          980           994
District of Columbia GO                                               5.00%     6/1/2002 (1)          5,710         5,898
District of Columbia GO                                               5.00%     6/1/2003 (1)          5,995         6,226
District of Columbia GO                                               5.00%     6/1/2005 (1)          6,000         6,242
District of Columbia GO                                               5.50%     6/1/1999             10,605        10,622
District of Columbia GO                                               5.50%     6/1/1999 (ETM)        1,500         1,503
                                                                                                              ------------
                                                                                                                   50,733
                                                                                                              ------------

FLORIDA (4.1%)

Dade County FL School Dist. GO                                        5.00%    2/15/2001 (1)          4,525         4,638
Florida Board of Educ. Rev. (Capital Outlay)                          5.00%     6/1/2002             10,535        10,949
Florida Board of Educ. Rev. (Capital Outlay)                          6.50%     6/1/2002              4,505         4,871
Florida Board of Educ. Rev. (Capital Outlay)                          6.50%     6/1/2004              5,565         6,221
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              6.00%     7/1/2004 (2)         10,815        11,863
Florida Inland Protection Financing Corp.                             5.00%     7/1/2003 (4)          5,000         5,231
Florida School Board Assn. Rev. (Orange County)                       7.00%     7/1/2000 (2)         13,820        14,390
Florida Turnpike Auth. Rev.                                           9.50%     7/1/1999 (2)          4,000         4,041
Lakeland FL Electric & Water Rev.                                     6.25%    10/1/2002 (3)          5,000         5,411
Lee County FL School Board COP                                        6.00%     8/1/2002 (4)          2,750         2,946
Miami-Dade County FL School Board COP                                 5.00%     8/1/2002 (4)          5,795         6,029
Miami-Dade County FL School Board COP                                 5.25%     8/1/2005 (4)          6,155         6,552
Orange County FL Health Fac. Auth. Rev.
   (Orlando Regional Healthcare)                                      6.00%    10/1/2004 (1)          3,975         4,355
Tampa FL Health System Rev. (Catholic Healthcare East)                5.00%   11/15/2002 (1)          8,035         8,368
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%   11/15/2003 (1)          2,500         2,643
Tampa FL Hillsborough County Expressway Auth. Rev.                    6.50%     7/1/2003 (2)          4,770         5,270
                                                                                                              ------------
                                                                                                                  103,778
                                                                                                              ------------

GEORGIA (2.0%)
Cobb County GA School Dist. GO                                        5.00%     2/1/2000              8,040         8,145
Georgia GO                                                            5.75%     3/1/2002              5,600         5,920
Georgia GO                                                            7.20%     3/1/2002              3,000         3,283
Georgia GO                                                            7.25%     7/1/2002              5,620         6,217
Georgia GO                                                            7.25%     9/1/2002              8,160         9,070
Georgia GO                                                            7.40%     8/1/2002             12,360        13,757
Metro. Atlanta GA Rapid Transp. Auth. Sales Tax Rev.                  6.35%     7/1/2004              3,560         3,807
                                                                                                              ------------
                                                                                                                   50,199
                                                                                                              ------------

HAWAII (3.3%)
Hawaii GO                                                             5.25%     4/1/2004             14,600        15,427
Hawaii GO                                                             5.50%     4/1/2004             11,920        12,722
Hawaii GO                                                             5.50%     4/1/2005 (1)         13,630        14,609
Hawaii GO                                                             5.70%    10/1/2004 (1)         10,000        10,831
Hawaii GO                                                             7.75%     2/1/2002              9,600        10,553
Honolulu HI City & County GO                                          4.60%    10/1/1999              6,355         6,389
Honolulu HI City & County GO                                          4.60%    10/1/1999 (ETM)          145           146
Honolulu HI City & County GO                                          5.25%    11/1/2003 (3)         13,135        13,894
                                                                                                              ------------
                                                                                                                   84,571
                                                                                                              ------------

ILLINOIS (5.6%)
Chicago IL GO                                                         6.25%   10/31/2002 (1)          4,250         4,585
Chicago IL Metro. Water Reclamation Dist. GO                          4.70%    12/1/1999              7,710         7,776
Chicago IL School Finance Auth. GO                                    5.00%     6/1/2003 (3)         25,190        26,178
Illinois Dev. Finance Auth. PCR PUT (Commonwealth Edison)             4.40%    12/1/2006 (2)         19,000        19,114
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2004 (1)          4,740         5,033
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2005 (1)          2,500         2,668
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2006 (1)          2,000         2,141



--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Illinois Educ. Fac. Auth. Rev. PUT (Univ. of Chicago)                 4.40%     7/1/2004          $  8,750    $     8,871
Illinois GO                                                           6.40%     8/1/2001              5,365         5,513
Illinois Health Fac. Auth. Rev. (Advocate Health Care Network)        5.25%    8/15/2005              3,700         3,881
Illinois Health Fac. Auth. Rev. (Alexian Brothers Health System)      5.00%     1/1/2001              4,815         4,888
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.00%     6/1/2003 (1)          2,895         3,003
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.00%     6/1/2004 (1)          3,080         3,200
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.00%     6/1/2006 (1)          4,400         4,575
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2007 (1)          5,270         5,557
Illinois Health Fac. Auth. Rev. PUT (Edgewater Medical Center)        4.70%     7/1/2004 LOC         11,245        11,399
Illinois Sales Tax Rev.                                               7.20%    6/15/1999 (Prere.)     7,600         7,788
Illinois Toll Highway Auth. Rev. PUT                                  3.30%     5/4/1999 (1) LOC     10,000        10,000
Metro. Pier & Exposition Auth. Illinois Dedicated State Tax Rev.      6.50%    6/15/2003 (Prere.)     4,140         4,639
                                                                                                              ------------
                                                                                                                  140,809
                                                                                                              ------------

INDIANA (1.0%)
Indianapolis IN Airport Auth. Rev.                                    5.00%     7/1/2004 (3)         14,535        15,124
Richmond IN Hosp. Auth. Rev. PUT
   (Reid Hosp. and Health Care Services)                              4.35%     1/1/2002             10,000        10,015
                                                                                                              ------------
                                                                                                                   25,139
                                                                                                              ------------

KANSAS (0.7%)
Burlington KS Environmental Rev. Refunding PUT
   (Kansas City Power & Light Co. Project)                            4.35%     9/1/2001             15,810        15,917
Unified Govt. of Wyandotte County Kansas City KS
   Util. System Improvement Refunding Rev.                            5.00%     9/1/2004 (1)          2,500         2,631
                                                                                                              ------------
                                                                                                                   18,548
                                                                                                              ------------

KENTUCKY (0.5%)
Kentucky Property & Building Comm. Rev.                               6.00%    11/1/2002              2,000         2,145
Kentucky Property & Building Comm. Rev.                               6.75%    11/1/1999              9,500         9,661
                                                                                                              ------------
                                                                                                                   11,806
                                                                                                              ------------

LOUISIANA (2.3%)
Jefferson Parish LA Sales Tax Dist. Special Sales Tax Rev.            5.50%    12/1/2004 (4)          5,145         5,533
Jefferson Parish LA Sales Tax Dist. Special Sales Tax Rev.            5.50%    12/1/2005 (4)          3,790         4,089
Louisiana GO                                                          5.50%    4/15/2002 (4)          6,160         6,463
Louisiana GO                                                          6.00%     8/1/2000 (3)          5,000         5,152
Louisiana GO                                                          6.00%     8/1/2001 (3)         19,325        20,297
Louisiana Public Fac. Auth. Hosp. Rev. (Franciscan Missionaries)      5.50%     7/1/2005 (4)          5,865         6,259
New Orleans LA GO                                                     6.50%    10/1/2001 (2)         10,655        11,328
                                                                                                              ------------
                                                                                                                   59,121
                                                                                                              ------------


MAINE (0.2%)
Maine Health & Higher Educ. (Sebasticook Hosp.)                      10.10%     7/1/2001 (Prere.)     4,300         4,955
                                                                                                              ------------


MARYLAND (0.2%)
Maryland Dept. of Transp.                                             6.70%    8/15/1999 (Prere.)     5,000         5,136
                                                                                                              ------------


MASSACHUSETTS (4.9%)
Massachusetts Bay Transit Auth.                                       5.00%     3/1/2003              5,000         5,218
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.40%    12/1/2005              2,345         2,364
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.50%    12/1/2006              2,835         2,855
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.55%    12/1/2007              3,815         3,829
Massachusetts GO                                                      5.00%     4/1/2004              9,500         9,963
Massachusetts GO                                                      6.25%     7/1/2002             12,500        13,444
Massachusetts GO                                                     6.875%     7/1/2001 (Prere.)    17,400        18,915
Massachusetts GO                                                      7.00%    12/1/2000 (Prere.)     5,000         5,276
Massachusetts GO                                                      7.50%    12/1/2000 (Prere.)    24,750        26,767
Massachusetts GO                                                      9.25%     7/1/2000             10,000        10,651
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2001              3,795         3,869
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2004              2,500         2,565
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2005              3,930         4,033



--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                           4.55%    7/14/2002 (1)      $   3,450   $     3,502
Massachusetts Water Resources Auth.                                  6.875%    12/1/2001 (Prere.)     9,945        10,934
                                                                                                              ------------
                                                                                                                   124,185
                                                                                                              ------------

MICHIGAN (7.4%)
Detroit MI GO                                                         5.60%     5/1/2000 (2)          7,040         7,193
Detroit MI GO                                                         5.70%     5/1/2001 (2)          5,000         5,196
Greater Detroit MI Resource Recovery Auth. Rev.                       5.00%   12/13/2000 (2)          6,290         6,438
Greater Detroit MI Resource Recovery Auth. Rev.                       5.50%   12/13/2001 (2)          5,000         5,224
Greater Detroit MI Resource Recovery Auth. Rev.                       5.50%   12/13/2003 (2)         17,995        19,201
Greater Detroit MI Resource Recovery Auth. Rev.                       5.50%   12/13/2004 (2)         12,990        13,934
Michigan Building Auth. Rev.                                          5.25%   10/15/2003             13,890        14,703
Michigan Building Auth. Rev.                                          5.25%   10/15/2004             19,885        21,153
Michigan Building Auth. Rev.                                          6.20%    10/1/2002              5,450         5,858
Michigan Building Auth. Rev.                                          6.30%    10/1/2003 (4)          7,800         8,391
Michigan Building Auth. Rev.                                          6.50%    10/1/2004              6,500         7,288
Michigan Building Auth. Rev. (Fac. Program)                           5.00%   10/15/2005              9,260         9,739
Michigan GO (Environmental Protection Program)                        6.00%    11/1/2002              4,845         5,215
Michigan GO (Recreation Program)                                      6.00%    11/1/2000             11,910        12,350
Michigan GO (Recreation Program)                                      6.00%    11/1/2001              5,910         6,251
Michigan Hosp. Finance Auth. (Genesys Regional Medical)               5.25%    10/1/2003              2,500         2,578
Michigan Hosp. Finance Auth. (Genesys Regional Medical)               5.50%    10/1/2005              6,655         6,974
Michigan Muni. Bond Bank Auth. Rev.                                   5.00%    12/1/2006              7,935         8,370
Royal Oak MI Hosp. Financial Auth. (William Beaumont Hosp.)           6.75%     1/1/2001 (Prere.)    12,450        13,312
Wayne Charter County MI Airport Rev. (Detroit Metro. Wayne County)    5.25%    12/1/2006 (1)          6,620         7,010
                                                                                                              ------------
                                                                                                                  186,378
                                                                                                              ------------

MINNESOTA (0.5%)
Minneapolis MN Community Dev. Agency Tax Increment Rev.
   (Capital Appreciation)                                             0.00%     9/1/2003 (1)          5,875         4,984
Minnesota GO                                                          6.00%     8/1/2004              5,000         5,507
Minnesota Public Fac. Water Rev. PCR                                  5.00%     3/1/2002              2,620         2,716
                                                                                                              ------------
                                                                                                                   13,207
                                                                                                              ------------

MONTANA (0.5%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003             12,410        12,609
                                                                                                              ------------


NEBRASKA (0.2%)
Omaha NE Public Power Dist. Electric Rev.                             5.00%     2/1/2001              4,250         4,352
                                                                                                              ------------


NEVADA (1.4%)
Clark County NV Passenger Fac. Charge Rev.
   (McCarran International Airport)                                   6.25%     7/1/2004 (1)          8,240         9,110
Clark County NV Passenger Fac. Charge Rev.
   (McCarran International Airport)                                   6.25%     7/1/2005 (1)          4,310         4,771
Clark County NV School Dist. GO                                       9.75%     6/1/2001 (1)         10,000        11,197
Clark County NV School Dist. GO (Computer Equipment)                  7.00%    6/15/1999 (3)          4,000         4,018
Nevada GO                                                             5.00%     7/1/2004 ++           7,030         7,370
                                                                                                              ------------
                                                                                                                   36,466
                                                                                                              ------------


NEW HAMPSHIRE (0.4%)
New Hampshire Business Finance Auth. PCR PUT
   (United Illuminating)                                              4.55%     2/1/2004             10,000         9,996
                                                                                                              ------------


NEW JERSEY (1.0%)
New Jersey Transp. Trust Fund Auth. Rev.                              6.00%    6/15/2000             12,655        13,016
New Jersey Turnpike Auth. Rev.                                        5.60%     1/1/2000 (2)          4,000         4,061
Passaic County NJ Util. Solid Waste Disposal Rev.                     0.00%     3/1/2000 (1)          4,220         4,105
Passaic Valley NJ Sewer System Rev.                                   5.70%    12/1/2003 (2)          3,980         4,292
                                                                                                              ------------
                                                                                                                   25,474
                                                                                                              ------------

NEW MEXICO (0.9%)
Albuquerque NM Water & Sewer System Rev.                              5.00%     7/1/2004              4,500         4,721
Albuquerque NM Water & Sewer System Rev.                              5.00%     7/1/2005              4,000         4,196



--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
New Mexico GO                                                         5.50%     9/1/2001          $   4,475   $     4,665
New Mexico Severance Tax Rev.                                         5.00%     7/1/2002              9,600         9,975
                                                                                                              ------------
                                                                                                                   23,557
                                                                                                              ------------

NEW YORK (17.5%)
Hempstead Town NY IDA Resource Recovery (American Fuel Co.)           4.40%    12/1/2001 (1)          6,810         6,931
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2008 (1)          7,430         7,795
Long Island NY Power Auth. Electric System Rev.                       5.25%    12/1/2004 (2)         15,000        15,976
Long Island NY Power Auth. Electric System Rev.                       5.25%    12/1/2005 (2)         17,000        18,138
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2006 (2)          8,000         8,675
Long Island NY Power Auth. Electric System Rev. VRDO                  4.20%     5/4/1999 (1)          2,100         2,100
Muni. Assistance Corp. for New York City NY                           5.00%     7/1/2003              7,200         7,533
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2000             42,940        43,958
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2002              5,500         5,793
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2000 (2)         10,000        10,294
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2005             10,370        11,428
New York City NY GO                                                   5.00%     8/1/2003 (1)          4,400         4,598
New York City NY GO                                                   5.25%     8/1/1999              7,800         7,837
New York City NY GO                                                   5.25%     8/1/1999 (ETM)        2,075         2,085
New York City NY GO                                                   7.50%     2/1/2002 (Prere.)     4,615         5,136
New York City NY GO                                                   7.50%     8/1/2002 (Prere.)     4,440         5,016
New York City NY GO                                                  7.625%     2/1/2002 (Prere.)    12,790        14,275
New York City NY GO                                                   7.70%     2/1/2002 (Prere.)     3,350         3,746
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2000 (4)          3,125         3,321
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2001 (4)          4,380         4,810
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2002 (4)          3,100         3,507
New York State Dormitory Auth. Rev. (Bronx/Lebanon Hosp.)             5.00%    2/15/2002              5,000         5,135
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.00%    2/15/2002              5,445         5,592
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.50%    2/15/2004              6,040         6,361
New York State Dormitory Auth. Rev. (City Univ.)                     7.625%     7/1/2000 (Prere.)     6,200         6,617
New York State Dormitory Auth. Rev. (City Univ.)                     7.875%     7/1/2000 (Prere.)    15,725        16,828
New York State Dormitory Auth. Rev. (City Univ.)                      9.00%     7/1/2000 (3)         15,515        16,483
New York State Dormitory Auth. Rev. (Dept. of Health)                 7.70%     7/1/2000 (Prere.)     6,790         7,253
New York State Dormitory Auth. Rev. (North General Hosp.)             5.00%    2/15/2002              4,710         4,837
New York State Dormitory Auth. Rev. (North General Hosp.)             5.50%    2/15/2003              4,945         5,182
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2002 (2)          4,000         4,178
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2003 (2)          8,620         9,095
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2004 (2)          4,500         4,779
New York State Dormitory Auth. Rev. (State Univ.)                     7.70%    5/15/2000 (Prere.)     6,500         6,915
New York State Dormitory Auth. Rev. (Univ. of Rochester)              5.00%     7/1/2003 (1)          3,210         3,362
New York State Energy Research & Dev. Auth. PCR PUT
   (Central Hudson Gas & Electric Corp.)                              4.20%    12/1/2003 (2)          7,390         7,362
New York State Environmental Fac.
   (Clean Water & Drinking Revolving Funds)                           5.00%    6/15/2003              4,285         4,478
New York State Environmental Fac.
   (Clean Water & Drinking Revolving Funds)                           5.00%    6/15/2004              4,000         4,195
New York State Environmental Fac. (Riverbank State Park)             7.375%     4/1/2002 (Prere.)     6,800         7,620
New York State Environmental Fac. PCR
   (New York City Water Finance Auth.)                                5.50%    6/15/2003 (1)          3,000         3,195
New York State Housing Finance Agency Rev.                            8.00%    11/1/2000 (Prere.)     4,140         4,492
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.40%    11/1/2004 (1)          9,040         9,196
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.50%    11/1/2005 (1)          7,475         7,614
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.60%    11/1/2006 (1)          4,450         4,543
New York State Local Govt. Assistance Corp.                           6.25%     4/1/2002 (Prere.)    10,000        10,902
New York State Local Govt. Assistance Corp.                           7.00%     4/1/2001 (Prere.)    14,550        15,748
New York State Medical Care Fac. Finance Agency Rev.                 7.875%    8/15/2000 (Prere.)     8,000         8,597
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.00%     4/1/2003 (3)          4,350         4,542
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2002 (3)         10,000        10,439


------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York State Thruway Auth. (Highway & Bridge Trust Fund)            6.00%     4/1/2002 (1)          $  11,965  $     12,730
New York State Urban Dev. Corp. Rev. (Community Enhancement Fac.)     5.00%     4/1/2004                  8,570         8,825
New York State Urban Dev. Corp. Rev. (Correctional Fac.)              5.00%     1/1/2002                  4,350         4,469
New York State Urban Dev. Corp. Rev. (Correctional Fac.)              7.50%     1/1/2001 (Prere.)         7,100         7,684
Suffolk County NY Water Auth. Water System Rev.                       5.25%     6/1/2004 (2)(Prere.)     10,000        10,636
                                                                                                                  ------------
                                                                                                                      442,836
                                                                                                                  ------------

NORTH CAROLINA (0.2%)
Mecklenberg County NC GO                                              5.90%     3/1/2005                  4,075         4,362
                                                                                                                  ------------


OHIO (1.5%)
Butler County OH Transp. Improvement Dist.                            5.00%     4/1/2003 (4)              3,000         3,131
Cleveland OH School Dist. RAN                                         5.00%     6/1/2001 (2)              6,000         6,165
Cleveland OH Water Works Rev.                                         6.25%     1/1/2002 (2)(Prere.)      4,245         4,600
Cuyahoga County OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)         4.20%     5/4/1999 LOC              1,500         1,500
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      3.95%     5/5/1999 LOC                200           200
Franklin County OH PUT (U.S. Health Corp.)                            4.50%     6/1/2000 LOC             10,000        10,083
Ohio Water Dev. Auth. PCR PUT (Cleveland Electric)                    4.60%    10/1/2003                 12,255        12,110
                                                                                                                  ------------
                                                                                                                       37,789
                                                                                                                  ------------

OKLAHOMA (0.8%)
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                         4.80%    8/15/2006                  2,000         1,994
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                         4.90%    8/15/2007                  2,195         2,198
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                         5.00%    8/15/2008                  1,500         1,507
Tulsa County OK Criminal Justice Auth. Sales Tax Rev.                 5.25%     3/1/2001 (2)              6,525         6,700
Tulsa County OK Criminal Justice Auth. Sales Tax Rev.                 5.25%     9/1/2001 (2)              6,960         7,194
                                                                                                                  ------------
                                                                                                                       19,593
                                                                                                                  ------------

OREGON (0.2%)
Port Auth. of Portland OR Airport Rev. (Portland International Airport)5.00%    7/1/2003 (3)              5,035         5,240
                                                                                                                  ------------


PENNSYLVANIA (6.3%)
Delaware County PA IDA Rev. Resource Recovery Fac.                    5.50%     1/1/2002                  1,865         1,892
Pennsylvania Convention Center Auth. Refunding Rev.                   5.75%     9/1/1999                  4,475         4,489
Pennsylvania GO                                                       5.00%     5/1/2000                  2,710         2,755
Pennsylvania GO                                                       5.00%     3/1/2003                  6,250         6,517
Pennsylvania GO                                                       5.25%   11/15/2001 (3)             10,000        10,402
Pennsylvania GO                                                      5.375%   11/15/2003 (3)              2,000         2,132
Pennsylvania GO                                                       5.40%     7/1/2000                  4,000         4,090
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                            4.25%     5/4/1999                    800           800
Pennsylvania Higher Educ. Fac. Health Services
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2002 (1)              7,990         8,049
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.00%    6/15/2001 (3)             10,000        10,478
Pennsylvania Intergovernmental Cooperation Auth. Rev.
   (Philadelphia Funding Program)                                     6.80%    6/15/2002 (Prere.)         5,050         5,514
Pennsylvania Turnpike Comm. Rev.                                      5.60%    12/1/2005 (3)              6,575         7,065
Pennsylvania Turnpike Comm. Rev.                                      7.50%    12/1/1999 (Prere.)        15,000        15,662
Philadelphia PA Gas Works                                             7.00%     7/1/2002 (8)              4,035         4,411
Philadelphia PA GO                                                    6.00%   11/15/1999 (3)              8,505         8,625
Philadelphia PA GO                                                    6.00%   11/15/2000 (3)             13,000        13,475
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                          5.00%    5/15/2002 (2)              2,905         3,002
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                          5.00%    5/15/2004 (2)              4,990         5,193
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                          5.50%    5/15/2003 (2)              1,425         1,506
Philadelphia PA Ind. Dev. Airport Rev.
   (Philadelphia Airport System Project)                              4.50%     7/1/2002 (3)              2,205         2,245
Philadelphia PA Ind. Dev. Airport Rev.
   (Philadelphia Airport System Project)                              5.25%    6/15/2001 (3)              4,590         4,735
Philadelphia PA Water & Sewer Rev.                                    6.90%    10/1/1999 (Prere.)        24,150        24,992



----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE        MARKET
                                                                                MATURITY               AMOUNT        VALUE*
                                                                     COUPON         DATE                (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
Philadelphia PA Water & Waste Water Rev.                              6.25%     8/1/2002 (1)        $   5,450   $     5,856
Pittsburgh PA GO                                                      5.00%     3/1/2003 (1)            5,000         5,205
                                                                                                                ------------
                                                                                                                    159,090
                                                                                                                ------------

PUERTO RICO (1.1%)
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2003 (4)            6,000         6,301
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2004 (1)            4,995         5,266
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2004 (4)            5,285         5,572
Puerto Rico GO                                                        5.50%     7/1/1999               10,000        10,035
                                                                                                                ------------
                                                                                                                     27,174
                                                                                                                ------------

RHODE ISLAND (0.9%)
Rhode Island GO                                                       6.00%     8/1/2003 (1)            9,665        10,488
Rhode Island GO                                                       6.00%     8/1/2004 (1)           11,345        12,438
                                                                                                                ------------
                                                                                                                     22,926
                                                                                                                ------------

SOUTH CAROLINA (0.8%)
South Carolina Capital Improvement GO                                 5.00%     8/1/2004                4,950         5,225
South Carolina GO                                                     5.10%     2/1/2004                3,940         4,141
South Carolina Transp. Infrastructure Rev.                            5.00%    10/1/2007 (1)            9,445         9,949
                                                                                                                ------------
                                                                                                                     19,315
                                                                                                                ------------

TENNESSEE (0.4%)
Johnson City TN Health & Higher Educ. Fac. Board Rev.
   (Johnson City Medical Center)                                      5.00%     7/1/2005 (1)            4,265         4,451
Memphis TN Refunding GO                                               5.00%    10/1/2003                4,750         4,986
                                                                                                                ------------
                                                                                                                      9,437
                                                                                                                ------------

TEXAS (9.5%)
Austin TX Util. System                                                9.50%    5/15/2000 (Prere.)       5,705         6,060
Austin TX Util. System                                               10.00%    5/15/2000 (Prere.)       5,000         5,337
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2000 (1)            2,260         2,162
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2001 (1)            2,260         2,074
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2002 (1)            2,260         1,992
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2003 (1)            2,260         1,907
Fort Worth TX Water & Sewer Rev.                                      5.90%    2/15/2001                2,900         3,014
Harris County TX Flood Control Dist. GO                               5.50%    10/1/2000                3,000         3,085
Harris County TX GO                                                   5.50%    10/1/2000                2,645         2,720
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              5.00%     6/1/2000 (1)            3,025         3,073
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              5.00%     6/1/2001 (1)            5,835         5,980
Harris County TX Toll Road GO                                        6.125%    8/15/2004 (Prere.)       6,375         7,148
Harris County TX Toll Road Refunding GO                               6.50%    8/15/2002 (2)(Prere.)    5,765         6,370
Houston TX GO                                                         5.00%     3/1/2003               20,000        20,841
Houston TX GO                                                         5.50%     3/1/2004                8,620         9,202
Houston TX GO                                                         5.90%     3/1/2003                3,475         3,667
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2000 (4)            4,250         4,368
Houston TX Hotel Occupancy Tex Rev.                                   6.00%     7/1/2001 (4)            4,000         4,186
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2002 (4)            2,250         2,394
Houston TX Independent School Dist.                                   0.00%    2/15/2006                4,000         2,990
Houston TX Independent School Dist.                                   6.40%    8/15/2001 (Prere.)       4,095         4,347
Houston TX Refunding & Public Improvement GO                          5.00%     3/1/2004 ++            12,000        12,533
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2000 (2)            6,130         5,804
Houston TX Water & Sewer System Rev.                                  5.40%    12/1/2000                8,000         8,225
Klein TX Independent School Dist. GO                                  0.00%     8/1/2003                6,690         5,662
Lewisville TX Independent School Dist.                                6.55%    8/15/2003 (ETM)          5,000         5,545
Lower Colorado River Auth. TX                                         5.50%     1/1/2001               17,730        18,259
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2003                6,505         6,737
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2004                6,440         6,680
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2005                7,610         7,900
North East TX Independent School Dist. GO                             6.50%    10/1/2002                3,350         3,646
North East TX Independent School Dist. GO                             6.50%    10/1/2005                4,075         4,622
North East TX Independent School Dist. GO                             6.50%    10/1/2006                4,350         4,982



------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                         COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
Plano TX Independent School Dist. GO                                  6.00%    2/15/2003              $   4,510   $     4,852
San Antonio TX GO                                                     5.40%     8/1/2002 (Prere.)           725           762
San Antonio TX GO                                                     5.40%     8/1/2004                  6,770         7,066
San Antonio TX Independent School Dist.                               6.00%    8/15/2004                  4,165         4,565
Texas Muni. Power Agency Rev.                                         5.80%     9/1/2003 (1)              6,750         7,279
Texas Public Finance Auth. Refunding                                  5.50%    10/1/2006                  4,000         4,331
Texas Water Dev. Financial Assistance Refunding GO                    5.00%     8/1/2004                  4,735         4,931
Texas Water Dev. Financial Assistance Refunding GO                    5.00%     8/1/2005                  3,405         3,526
Univ. of Texas Permanent Univ. Fund                                   6.50%     7/1/2001 (Prere.)         4,285         4,623
Univ. of Texas Permanent Univ. Fund                                   9.50%     7/1/2000                  3,545         3,786
                                                                                                                  ------------
                                                                                                                      239,233
                                                                                                                  ------------

UTAH (0.2%)
Utah Water Finance Agency Rev.                                        4.70%    10/1/2001 (1)              5,000         5,123
                                                                                                                  ------------


VIRGINIA (1.4%)
Virginia Port Auth. Rev.                                              4.75%     7/1/2004                  8,210         8,498
Virginia Public School Auth. GO                                       5.00%     8/1/2000                  6,345         6,469
Virginia Public School Auth. GO                                       5.00%     8/1/2002                 12,415        12,928
Virginia Public School Auth. GO                                       5.00%     8/1/2003                  6,200         6,507
                                                                                                                  ------------
                                                                                                                       34,402
                                                                                                                  ------------

WASHINGTON (3.8%)
King County WA School Dist. GO                                        6.30%    12/1/2003                  5,375         5,847
Port Seattle WA Passenger Fac. Charge Rev.                            5.00%    12/1/2003 (2)              3,000         3,127
Port Seattle WA Passenger Fac. Charge Rev.                            5.00%    12/1/2004 (2)              7,465         7,790
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2004 (2)              8,440         9,125
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2005 (2)              8,975         9,790
Spokane WA Regional Solid Waste Management System Rev.                6.50%     1/1/2007 (2)              5,150         5,765
Washington GO                                                         6.10%     9/1/2000                  5,000         5,171
Washington GO                                                         6.30%     9/1/2002                  4,700         5,010
Washington GO                                                         6.50%     7/1/2002                  5,035         5,445
Washington GO                                                        6.625%     9/1/2006                  4,000         4,288
Washington GO                                                         6.75%     6/1/2001 (Prere.)        20,000        21,263
Washington GO                                                         7.00%     8/1/2002                  4,000         4,390
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2000 (2)              3,030         3,130
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2001 (2)              4,735         4,977
                                                                                                                  ------------
                                                                                                                       95,118
                                                                                                                  ------------

WEST VIRGINIA (0.3%)
West Virginia Building Comm. Lottery Rev.                             5.50%     7/1/1999 (1)              2,500         2,509
West Virginia Building Comm. Lottery Rev.                             5.50%     7/1/2000 (1)              5,500         5,627
                                                                                                                  ------------
                                                                                                                        8,136
                                                                                                                  ------------

WISCONSIN (1.8%)
Milwaukee WI GO                                                       6.00%     2/1/2005                  9,300        10,197
Wisconsin GO                                                          5.00%     5/1/2004                 10,895        11,430
Wisconsin GO                                                          5.80%     5/1/2001                  4,000         4,169
Wisconsin GO                                                          6.00%     5/1/2003                 14,055        15,199
Wisconsin Public Power System Rev.                                    7.30%     7/1/2000 (3)(Prere.)      4,000         4,253
                                                                                                                  ------------
                                                                                                                       45,248
                                                                                                                  ------------

WYOMING (0.2%)

Platte County WY PCR (Basin Electric Power Corp.)                     4.40%     1/1/2000                  3,945         3,972
                                                                                                                  ------------
--------------------------------------------------------------------------------------------------    ------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,469,550)                                                                                                2,509,078
--------------------------------------------------------------------------------------------------    ------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                          $    49,061
Liabilities                                                                                                       (31,483)
                                                                                                              ------------
                                                                                                                   17,578
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 233,470,726 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $2,526,656
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.82
==========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 66.

--------------------------------------------------------------------------------------------------------------------------
 AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $2,488,547      $ 10.66
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                              (1,419)        (.01)
 Unrealized Appreciation --Note F                                                                     39,528          .17
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $2,526,656       $10.82
==========================================================================================================================

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
------------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.5%)
Alabama Public School & College Auth.                                5.125%    11/1/2016 (4)          $  12,675   $    12,869
Huntsville AL Health Care Fac. Auth.                                  4.65%     6/1/2005 (1)             22,000        22,396
Univ. of Southern Alabama Hosp. Rev.                                  7.00%    5/15/2000 (2)              3,250         3,370
                                                                                                                  ------------
                                                                                                                       38,635
                                                                                                                  ------------

ALASKA (0.2%)
Anchorage AK Electric Util. Rev.                                      8.00%    12/1/2011 (1)              5,395         7,114
Matanuska-Susitna Boro AK GO                                          5.50%     3/1/2012 (3)              6,000         6,476
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      4.25%     5/4/1999                  4,800         4,800
                                                                                                                  ------------
                                                                                                                       18,390
                                                                                                                  ------------

ARIZONA (1.4%)
Arizona Transp. Board Excise Tax Rev.                                 6.00%     7/1/2005 (2)             18,885        20,844
Arizona Transp. Board Highway Rev.                                    8.75%     7/1/2003                 10,000        11,871
Maricopa County AZ (Samaritan Health Service)                         7.15%    12/1/2004 (1)              9,900        11,376
Maricopa County AZ (Samaritan Health Service)                         7.15%    12/1/2005 (1)              6,080         6,885
Maricopa County AZ COP                                                6.00%     6/1/2004                  5,275         5,483
Maricopa County AZ GO                                                 6.25%     7/1/2002 (3)              5,100         5,485
Maricopa County AZ PCR VRDO (Arizona Public Service Co.)              4.25%     5/4/1999 LOC              7,950         7,950
Mesa AZ GO                                                            5.70%     7/1/2003 (1)(Prere.)      5,600         6,083
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2009 (4)              4,795         5,122
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2010 (4)              2,500         2,652
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2011 (4)              3,000         3,164
Phoenix AZ Civic Improvement Corp. Water System                       5.95%     7/1/2006 (Prere.)         6,600         7,338
Phoenix AZ Highway Rev. GO                                            9.25%     7/1/2007                  4,000         5,371
Tucson AZ Unified School Dist.                                        7.50%     7/1/2006 (3)              8,840        10,608
Tucson AZ Unified School Dist.                                        7.50%     7/1/2007 (3)              8,000         9,726
                                                                                                                  ------------
                                                                                                                      119,958
                                                                                                                  ------------

CALIFORNIA (8.7%)
Anaheim CA Public Finance Auth. Rev.                                  6.00%     9/1/2009 (4)              2,000         2,279
California Dept. of Veteran Affairs                                   5.45%    12/1/2019 (2)             14,630        15,072
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2003                  5,000         5,933
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2004                  5,545         6,736
California GO                                                         5.70%     8/1/2004 (Prere.)        16,500        18,275
California GO                                                         5.70%     8/1/2007                  1,000         1,099
California GO                                                         5.75%     8/1/2004 (Prere.)        14,145        15,729
California GO                                                         5.75%     8/1/2008 (3)                855           944
California GO                                                         6.75%     6/1/2004                 13,165        14,880
California GO                                                         7.00%    10/1/2005 (1)              5,000         5,835
California GO                                                         7.10%     6/1/2005                 12,495        14,538
California GO                                                        11.00%     3/1/2006                 13,185        18,483
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2004 (1)              4,515         4,996
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2005 (1)              5,875         6,567
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2006 (1)              5,000         5,638
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2007 (1)              5,290         5,998
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2002                  3,865         4,143
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2003                  4,095         4,453
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2004                  4,340         4,763
California Health Fac. Finance Auth. VRDO (St. Joseph Health)         4.20%     5/4/1999                  6,000         6,000
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        4.00%     5/5/1999                  8,900         8,900
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        4.20%     5/4/1999                    100           100
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        4.30%     5/4/1999                 36,900        36,900
California Public Works Board Lease Rev.
   (Community College Project)                                       5.625%     3/1/2016 (2)             20,000        21,264
California Public Works Board Lease Rev. (Dept. of Corrections)      5.375%    11/1/2011                  6,500         6,905
California Public Works Board Lease Rev. (Dept. of Corrections)      5.375%    11/1/2012                  7,990         8,450
California Public Works Board Lease Rev. (Dept. of Corrections)       5.50%     1/1/2015 (2)             10,000        10,527
California Public Works Board Lease Rev. (Dept. of Corrections)       6.00%     1/1/2008 (2)             14,865        16,641
California Public Works Board Lease Rev. (State Archives)            5.375%    12/1/2009                  4,555         4,918
California Public Works Board Lease Rev. (State Archives)            5.375%    12/1/2010                  6,635         7,109
California Public Works Board Lease Rev. (State Archives)            5.375%    12/1/2012                  7,895         8,352

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                    MATURITY             AMOUNT        VALUE*
                                                                         COUPON         DATE              (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
California Public Works Board Lease Rev. (Univ. of California)            6.10%    12/1/2005 (2)      $   6,515   $     7,152
California Public Works Board Lease Rev. (Univ. of California)            6.20%    12/1/2006 (2)          3,320         3,674
California Public Works Board Lease Rev. (Various Univ. Projects)        5.375%    12/1/2019 (2)          8,900         9,193
California Statewide Community Dev. Auth. PUT (Irvine Apartments)         4.90%    5/15/2008             65,000        64,904
California Statewide Community Dev. Auth. PUT (Irvine Apartments)         5.10%    5/17/2010              5,000         4,991
Clovis CA Unified School Dist. GO                                         0.00%     8/1/2000              7,000         6,723
Clovis CA Unified School Dist. GO                                         0.00%     8/1/2001             11,180        10,329
Contra Costa CA COP (Merrithew Memorial Hosp. Project)                    5.50%    11/1/2011 (1)          5,660         6,105
Fresno CA Sewer Rev.                                                      6.25%     9/1/2014 (2)         12,000        14,131
Irvine CA Assessment Dist. Improvement Boards VRDO                        4.20%     5/4/1999                400           400
Irvine CA Ranch Water Dist. VRDO                                          4.30%     5/4/1999 LOC            500           500
Irvine CA Unified School Dist. GO                                         5.50%    11/1/2013 (2)          4,565         4,912
Long Beach CA Harbor Rev.                                                 7.10%    5/15/1999              2,900         2,904
Los Angeles County CA Transp. Auth. Sales Tax. Rev.                       8.00%     7/1/2001 (2)          6,365         6,945
Los Angeles County CA Transp. Auth. Sales Tax Rev.                        8.00%     7/1/2002 (2)          3,915         4,415
Los Angeles County CA Transp. Comm. Sales Tax Rev.                        6.50%     7/1/2010 (4)         51,070        60,400
Metro. Water Dist. of Southern California                                 7.75%     7/1/2001 (Prere.)     9,380        10,377
Northern California Power Agency (Hydroelectric Project)                  6.10%     7/1/2005 (1)          5,575         6,216
Northern California Power Agency (Hydroelectric Project)                  6.20%     7/1/2006 (1)          5,940         6,716
Northern California Power Agency (Hydroelectric Project)                  6.25%     7/1/2007 (1)          6,685         7,624
Oakland CA Redev. Agency (Central Dist. Project)                          5.75%     2/1/2004 (2)          1,535         1,662
Orange County CA Local Transp. Auth. Sales Tax Rev.                       5.50%    2/15/2009 (1)          5,000         5,471
Orange County CA Local Transp. Auth. Sales Tax Rev.                       5.50%    2/15/2010 (1)         10,035        10,966
Orange County CA Sanitation Dist. VRDO                                    4.20%     5/4/1999 (2)LOC         400           400
San Bernardino CA Medical Center COP                                      5.50%     8/1/2004 (1)          7,150         7,674
San Bernardino CA Medical Center COP                                      5.50%     8/1/2005 (1)         10,000        10,793
San Bernardino CA Medical Center COP                                      6.75%     8/1/2001 (Prere.)    11,385        12,392
San Bernardino CA Medical Center COP                                      7.00%     8/1/2008 (1)          9,045        10,908
San Bernardino CA Medical Center COP                                      7.00%     8/1/2009 (1)          9,705        11,831
San Bernardino CA Medical Center COP                                      7.00%     8/1/2010 (1)         10,525        12,943
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                 7.00%     4/1/2001 (Prere.)     3,220         3,491
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                 7.00%     4/1/2006              1,780         2,025
San Diego County CA Water Rev. COP                                        5.40%     5/1/2003              5,000         5,319
San Diego County CA Water Rev. COP                                        5.50%     5/1/2005              4,245         4,596
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.               0.00%    1/15/2004             25,000        20,757
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.               0.00%    1/15/2005             25,000        19,830
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.               0.00%    1/15/2006 (1)         16,000        12,107
Santa Margarita/Dana Point CA Water Dist. Rev.                            5.50%     8/1/2011 (2)          4,785         5,134
Santa Margarita/Dana Point CA Water Dist. Rev.                            5.50%     8/1/2012 (2)          3,315         3,542
South Orange County CA Public Finance Auth.                               7.00%     9/1/2006 (1)            500           590
Southern California Public Power Auth.                                    6.75%     7/1/1999              6,190         6,225
Southern California Rapid Transit Dist. Rev.                              5.70%     9/1/2004 (2)         14,040        15,295
Univ. of California Rev. (Multiple Purpose Projects)                      9.25%     9/1/2005 (1)          5,000         6,441
Univ. of California Rev. (Multiple Purpose Projects)                     10.00%     9/1/2003 (2)          3,790         4,723
West Basin CA Muni. Water Dist. COP VRDO
   (Phase III Recycled Water Project)                                     3.70%     5/5/1999              3,000         3,000
                                                                                                                  ------------
                                                                                                                      729,153
                                                                                                                  ------------

COLORADO (1.0%)
Colorado Health Fac. Auth. Rev. (Sisters of Charity Health System Inc.)    5.25%   12/1/2009 (1)          2,965         3,124
Colorado Health Fac. Auth. Rev. (Sisters of Charity Health System Inc.)    5.25%   12/1/2010 (1)          1,740         1,816
Colorado Health Fac. Auth. Rev. (Sisters of Charity Health System Inc.)    5.25%   12/1/2011 (1)          3,415         3,542
Colorado Health Fac. Auth. Rev. (Sisters of Charity Health System Inc.)    8.50%   5/15/2004 (1)         17,500        19,993
Denver CO City & County School Dist.                                       5.25%   12/1/2016 (3)         11,000        11,368
Denver CO City & County School Dist.                                       6.95%  12/15/1999 (3)(Prere.)  4,390         4,534
Denver CO City & County School Dist.                                       6.95%  12/15/2000 (3)          4,860         5,018
E-470 Public Highway Auth. CO Rev.                                         0.00%    9/1/2011 (1)          8,000         4,451
E-470 Public Highway Auth. CO Rev.                                         4.80%    9/1/2009 (1)          6,095         6,285
E-470 Public Highway Auth. CO Rev.                                         4.90%    9/1/2010 (1)          5,000         5,138
E-470 Public Highway Auth. CO Rev.                                         5.00%    9/1/2011 (1)          7,250         7,450
E-470 Public Highway Auth. CO Rev.                                         5.00%    9/1/2017 (1)          7,500         7,473
                                                                                                                  ------------
                                                                                                                       80,192
                                                                                                                  ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                MATURITY                    AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE                     (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT (1.7%)
Connecticut GO                                                        5.00%    12/1/2010                 $  10,000   $    10,472
Connecticut GO                                                        5.30%   11/15/2006                    16,940        18,100
Connecticut GO                                                        5.40%   11/15/2007                    10,510        11,347
Connecticut GO                                                        6.00%    5/15/2003                     5,000         5,428
Connecticut GO                                                        6.00%    10/1/2004                     5,660         6,256
Connecticut GO                                                        7.00%    3/15/2003                     5,000         5,583
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)     5.125%     9/1/2005                    11,575        12,273
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      5.25%     9/1/2006                    42,550        45,169
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)     7.125%     6/1/2010                    12,000        14,683
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      7.75%     6/1/2000                    11,300        11,816
                                                                                                                     ------------
                                                                                                                         141,127
                                                                                                                     ------------


DELAWARE (0.1%)
Delaware Transp. Auth. Rev.                                           5.80%     7/1/2002 (Prere.)            2,595         2,804
Delaware Transp. Auth. Rev.                                           5.80%     7/1/2008                     4,950         5,320
                                                                                                                     ------------
                                                                                                                           8,124
                                                                                                                     ------------

DISTRICT OF COLUMBIA (1.9%)
District of Columbia GO                                               5.20%     6/1/2008 (2)                 4,390         4,617
District of Columbia GO                                               5.30%     6/1/2009 (2)                 4,600         4,857
District of Columbia GO                                              5.375%     6/1/2011 (2)                 5,255         5,494
District of Columbia GO                                               5.50%     6/1/2006 (4)                 6,205         6,636
District of Columbia GO                                               5.50%     6/1/2009 (2)                 4,000         4,288
District of Columbia GO                                               5.50%     6/1/2011 (2)                10,490        11,227
District of Columbia GO                                               5.50%     6/1/2013 (2)                 5,750         6,040
District of Columbia GO                                               5.75%     6/1/2003 (2)(Prere.)           190           207
District of Columbia GO                                               5.75%     6/1/2007 (2)                 4,860         5,243
District of Columbia GO                                               5.75%     6/1/2009 (1)                14,100        15,396
District of Columbia GO                                               5.75%     6/1/2010 (1)                23,590        25,753
District of Columbia GO                                               5.80%     6/1/2004 (3)(ETM)              955         1,035
District of Columbia GO                                               6.00%     6/1/2004 (1)(Prere.)         8,890         9,846
District of Columbia GO                                               6.10%     6/1/2004 (1)(Prere.)         7,000         7,785
District of Columbia GO                                               6.30%     6/1/2002 (1)(Prere.)        15,120        16,503
District of Columbia GO                                               6.30%     6/1/2005 (1)                 4,880         5,292
District of Columbia GO                                               7.50%     6/1/1999 (2)(Prere.)        17,875        18,294
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2007 (1)                 2,985         3,335
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2008 (1)                 3,160         3,550
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2010 (1)                 2,555         2,886
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2012 (1)                 2,995         3,383
                                                                                                                     ------------
                                                                                                                         161,667
                                                                                                                     ------------

FLORIDA (3.8%)
Broward County FL School Board COP                                    5.75%     7/1/2003 (2)                 9,000         9,685
Broward County FL School Board COP                                    5.75%     7/1/2004 (2)                 9,515        10,332
Broward County FL School Board COP                                    5.75%     7/1/2005 (2)                 5,445         5,949
Broward County FL School Dist. GO                                     5.40%    2/15/2005                     5,000         5,324
Broward County FL School Dist. GO                                     5.50%    2/15/2006                    10,080        10,728
Dade County FL Sales Tax Rev.                                         6.00%    10/1/2002 (2)                 5,000         5,371
Dade County FL School Board COP                                       5.25%     8/1/2009 (2)                11,320        12,087
Dade County FL School Board COP                                       5.25%     8/1/2010 (2)                12,140        12,874
Dade County FL School Board COP                                      5.375%     5/1/2006 (2)(Prere.)         4,775         5,184
Dade County FL School Dist. GO                                        6.25%    2/15/2004 (1)                 5,520         6,076
Florida Board of Educ. (Capital Outlay Rev.)                          0.00%     6/1/2000 (Prere.)           15,000         5,059
Florida Board of Educ. (Capital Outlay Rev.)                          5.00%     6/1/2009                     3,620         3,758
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     6/1/2005                     4,815         5,129
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     1/1/2009                    15,065        16,088
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     1/1/2010                    15,775        16,719
Florida Board of Educ. (Capital Outlay Rev.)                          5.50%     6/1/2004                     5,095         5,470
Florida Board of Educ. (Capital Outlay Rev.)                          6.50%     6/1/2005                     5,000         5,649
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2009 (3)                 9,785        10,485
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2010 (3)                10,300        10,950
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2011 (3)                10,840        11,452
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2012 (3)                11,410        11,978



--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              5.00%     7/1/2011 (2)      $   6,575   $     6,760
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)             5.125%     7/1/2009 (2)          5,325         5,622
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)             5.625%     7/1/2008 (2)          5,000         5,394
Florida School Board Assn. Rev. (Orange County)                       6.90%     7/1/1999 (2)         12,450        12,526
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2009 (3)          6,000         6,429
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2010 (3)          6,000         6,379
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2011 (3)          7,185         7,590
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2012 (3)          7,560         7,936
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2013 (3)          7,755         8,122
Hillsborough County FL School Dist. GO                                7.10%    8/15/2000 (Prere.)    23,665        25,219
Lakeland FL Electric & Water Rev.                                     6.25%    10/1/2003 (3)          6,465         7,104
Lee County FL School Board                                            6.00%     8/1/2005 (4)          4,175         4,618
Palm Beach County FL School Board                                     6.00%     8/1/2005 (2)          6,115         6,771
Palm Beach County FL School Board                                     6.00%     8/1/2006 (2)          6,480         7,228
Palm Beach County FL Solid Waste Auth. Rev.                           5.25%    10/1/2003 (2)          7,760         8,217
Palm Beach County FL Solid Waste Auth. Rev.                           5.25%    10/1/2003 (2)(ETM)     1,240         1,316
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%   11/15/2011 (1)          3,000         3,146
                                                                                                              ------------
                                                                                                                  316,724
                                                                                                              ------------

GEORGIA (2.7%)
Atlanta Water & Wastewater Rev.                                       5.50%    11/1/2010 (3)         10,000        10,862
Atlanta Water & Wastewater Rev.                                       5.50%    11/1/2011 (3)         10,000        10,848
Atlanta Water & Wastewater Rev.                                       5.50%    11/1/2012 (3)          5,000         5,428
Atlanta Water & Wastewater Rev.                                       5.50%    11/1/2014 (3)          5,000         5,437
DeKalb County GA GO                                                   5.60%     1/1/2005              3,040         3,216
Fulton County GA School Dist. GO                                     6.375%     5/1/2010             15,000        17,417
Georgia GO                                                            6.30%     4/1/2002              3,820         4,100
Georgia GO                                                            6.30%     3/1/2007             15,000        17,082
Georgia GO                                                            6.50%     8/1/2001              3,230         3,435
Georgia GO                                                            6.50%    12/1/2003              5,000         5,576
Georgia GO                                                            6.50%     7/1/2005              5,000         5,674
Georgia GO                                                            6.75%     9/1/2010              8,000         9,647
Georgia GO                                                            6.80%     8/1/2002              8,000         8,767
Georgia GO                                                            7.00%    11/1/2004              5,000         5,761
Georgia GO                                                            7.00%    11/1/2005             15,670        18,309
Georgia GO                                                            7.00%    11/1/2006             16,780        19,848
Georgia GO                                                            7.00%    11/1/2007             17,960        21,482
Georgia GO                                                            7.10%     9/1/2009              3,400         4,170
Georgia GO                                                            7.25%     9/1/2005              3,630         4,277
Georgia GO                                                            7.25%     9/1/2006              7,860         9,390
Georgia GO                                                            7.40%     8/1/2007             11,200        13,644
Georgia Muni. Electric Power Auth. Rev.                               6.30%     1/1/2005 (1)         12,775        14,061
Monroe County GA PCR (Oglethorpe Power Corp.)                         6.65%     1/1/2008 (1)          9,220        10,687
                                                                                                              ------------
                                                                                                                  229,118
                                                                                                              ------------

HAWAII (2.4%)
Hawaii Airport System Rev.                                            5.40%     7/1/2002 (1)          7,855         8,240
Hawaii Airport System Rev.                                            5.85%     7/1/2002 (1)          7,830         8,317
Hawaii Airport System Rev.                                            5.95%     7/1/2003 (1)          2,590         2,794
Hawaii Airport System Rev.                                            6.05%     7/1/2004 (1)          3,145         3,439
Hawaii Airport System Rev.                                            6.15%     7/1/2005 (1)         10,735        11,799
Hawaii Airport System Rev.                                            6.25%     7/1/2006 (1)          5,000         5,515
Hawaii GO                                                             5.00%     2/1/2004             10,000        10,389
Hawaii GO                                                             5.00%     2/1/2005              6,650         6,887
Hawaii GO                                                            5.125%     2/1/2006             11,605        12,028
Hawaii GO                                                             5.50%     7/1/2001              6,500         6,736
Hawaii GO                                                             6.00%    11/1/2010 (4)         10,000        11,287
Hawaii GO                                                             6.40%     3/1/2007              5,555         6,265
Honolulu HI City & County GO                                         5.125%     7/1/2010 (3)         19,415        20,244




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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
Honolulu HI City & County GO                                         5.125%     7/1/2011 (3)          $   7,305   $      7,57
Honolulu HI City & County GO                                         5.125%     7/1/2013 (3)              3,710         3,810
Honolulu HI City & County GO                                         5.125%     7/1/2014 (3)              8,900         9,091
Honolulu HI City & County GO                                          5.50%    11/1/2008 (3)              7,130         7,740
Honolulu HI City & County GO                                          5.75%     1/1/2006                  8,825         9,570
Honolulu HI City & County GO                                          6.00%     1/1/2008                  5,000         5,552
Honolulu HI City & County GO                                          6.30%     3/1/2002 (Prere.)         4,830         5,256
Honolulu HI City & County GO                                          8.00%    10/1/2009                 30,560        38,966
                                                                                                                  ------------
                                                                                                                      201,502
                                                                                                                  ------------

ILLINOIS (3.4%)
Chicago IL Metro. Sanitation Dist.                                    8.75%     1/1/2000 (Prere.)         2,980         3,087
Chicago IL Metro. Water Reclamation Dist.                             5.85%    12/1/2003                  6,355         6,895
Chicago IL Metro. Water Reclamation Dist.                             5.90%    12/1/2006                  4,450         4,942
Chicago IL Metro. Water Reclamation Dist.                             6.00%    12/1/2008                  9,900        11,152
Chicago IL Metro. Water Reclamation Dist.                             6.05%    12/1/2009                  3,000         3,396
Chicago IL Metro. Water Reclamation Dist.                             6.10%    12/1/2006                  5,300         5,874
Chicago IL Metro. Water Reclamation Dist.                             6.25%    12/1/2005 (Prere.)        15,000        16,863
Chicago IL School Finance Auth.                                       5.20%     6/1/2005 (3)              3,000         3,158
Chicago IL School Finance Auth.                                      5.375%     6/1/2008 (3)              9,500         9,980
Chicago IL School Finance Auth.                                       6.00%     6/1/2001 (3)              8,305         8,673
Chicago IL School Finance Auth.                                       6.10%     6/1/2002 (3)             11,945        12,715
Chicago IL Water Rev.                                                 5.50%    11/1/2003 (2)              5,000         5,325
Cook County IL GO                                                     5.75%   11/15/2003 (3)              5,000         5,392
Cook County IL GO                                                     5.80%   11/15/2004                 10,000        10,897
Cook County IL GO                                                     6.60%    11/1/2001 (2)(Prere.)      4,785         5,215
Cook County IL GO                                                     6.75%    11/1/2001 (2)(Prere.)      3,000         3,281
Illinois Dev. Finance Auth. PCR PUT (Commonwealth Edison)             4.40%    12/1/2006 (2)             45,400        45,672
Illinois Dev. Finance Auth. VRDO (Provena Health)                     4.25%     5/4/1999 (1)              5,200         5,200
Illinois GO                                                           6.25%    10/1/2005                  6,000         6,546
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2008 (1)              4,000         4,219
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2009 (1)              4,695         4,935
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2010 (1)              5,000         5,230
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2011 (1)              4,000         4,157
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2012 (1)              4,280         4,425
Illinois Metro. Pier & Exposition Auth. Rev.                          6.50%     6/1/2006 (2)             11,885        13,514
Illinois Metro. Pier & Exposition Auth. Rev.                          6.75%     6/1/2010 (2)             25,000        29,554
Illinois Metro. Pier & Exposition Auth. Rev.                          7.25%    6/15/2005 (2)             12,895        14,936
Illinois Metro. Pier & Exposition Auth. Rev.                          7.25%    6/15/2005 (2)(ETM)         2,105         2,467
Illinois Regional Transp. Auth.                                       9.00%     6/1/2005 (2)              5,220         6,560
Illinois Regional Transp. Auth.                                       9.00%     6/1/2008 (2)              6,840         9,151
Illinois Regional Transp. Auth.                                       9.00%     6/1/2009 (2)              4,255         5,779
Illinois Sales Tax Rev.                                               6.50%    6/15/2013                  5,000         5,848
                                                                                                                  ------------
                                                                                                                      285,038
                                                                                                                  ------------

INDIANA (0.6%)
Hammond IN PCR VRDO (Amoco Co. Project)                               4.20%     5/4/1999                  1,885         1,885
Indiana Muni. Power Agency                                           5.875%     1/1/2010 (1)              4,500         4,991
Indiana Office Building Comm. Rev.                                    6.65%     7/1/2001                  4,500         4,723
Indiana Office Building Comm. Rev.                                    6.70%     7/1/2002                  5,290         5,570
Indiana Univ. Student Fee Bonds                                       6.80%     8/1/2004                 25,000        27,011
Indiana Univ. Student Fee Bonds                                       7.00%     8/1/2000 (Prere.)         5,845         6,211
                                                                                                                  ------------
                                                                                                                       50,391
                                                                                                                  ------------

KENTUCKY (0.7%)
Kentucky Dev. Finance Auth. (St. Elizabeth Medical Center)           6.625%    11/1/2004 (3)             20,025        21,582
Kentucky Dev. Finance Auth. Hosp. Rev. (Sisters of Charity)           6.60%    11/1/2001 (Prere.)         5,000         5,441
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               4.25%     5/4/1999 (1)              1,600         1,600
Kentucky Property & Buildings Comm. Rev.                              5.25%    11/1/2008                  2,500         2,651
Kentucky Property & Buildings Comm. Rev.                              5.50%     9/1/2003                  8,000         8,516
Kentucky Property & Buildings Comm. Rev.                              5.60%     9/1/2004                  3,000         3,200



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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE        MARKET
                                                                                MATURITY                    AMOUNT        VALUE*
                                                                     COUPON         DATE                     (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
Kentucky Property & Buildings Comm. Rev.                              5.70%     9/1/2005                 $   7,350   $     7,834
Kentucky Property & Buildings Comm. Rev.                             6.875%     8/1/2001 (Prere.)           10,400        11,331
                                                                                                                     ------------
                                                                                                                          62,155
                                                                                                                     ------------

LOUISIANA (1.7%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                   4.25%     5/4/1999                     5,500         5,500
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2002 (3)(Prere.)         3,400         3,744
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2006 (3)                 7,600         8,318
Louisiana GO                                                          5.25%    4/15/2011 (4)                11,395        11,958
Louisiana GO                                                          5.50%    4/15/2003 (3)                 4,445         4,712
Louisiana GO                                                          6.00%    4/15/2004 (3)                 7,210         7,856
Louisiana GO                                                          6.25%    4/15/2005 (3)                 6,455         7,168
Louisiana GO                                                          6.75%    5/15/2002 (1)                 7,680         8,329
Louisiana GO                                                          7.00%     9/1/2000 (Prere.)           11,540        12,295
Louisiana GO                                                          7.00%     8/1/2004 (1)                 5,810         6,610
Louisiana GO                                                          7.75%     8/1/2006 (1)                10,970        13,300
Louisiana GO                                                          8.75%     9/1/2000 (4)                 8,830         9,435
Louisiana GO                                                          8.75%     9/1/2000 (4)(Prere.)         9,445        10,273
Louisiana Gas & Fuel Tax Rev.                                         7.20%   11/15/1999                     9,500         9,691
Louisiana Gas & Fuel Tax Rev.                                         7.25%   11/15/2000                     5,250         5,454
Louisiana Gas & Fuel Tax Rev.                                         7.25%   11/15/2004                    11,000        11,425
Louisiana Public Fac. Auth. (Franciscan Missionaries)                5.375%     7/1/2011 (1)                 4,990         5,244
                                                                                                                     ------------
                                                                                                                         141,312
                                                                                                                     ------------

MAINE
Maine Muni. Bond Bank                                                 4.90%    11/1/2002                     2,500         2,600
                                                                                                                     ------------


MARYLAND (0.1%)
Univ. of Maryland Auxilliary Fac. & Tuition Rev.                      5.00%     4/1/2011                     7,975         8,200
                                                                                                                     ------------


MASSACHUSETTS (8.3%)
Boston MA GO                                                          5.25%     4/1/2010 (3)                 5,670         5,984
Boston MA GO                                                          5.25%     4/1/2011 (3)                 5,925         6,217
Boston MA GO                                                          5.25%     4/1/2012 (3)                 5,715         5,963
Boston MA Water & Sewer Comm.                                         5.75%    11/1/2013                     5,785         6,359
Chelsea MA GO                                                         5.50%    6/15/2008 (2)                 5,735         6,222
Chelsea MA GO                                                         5.50%    6/15/2009 (2)                 5,400         5,853
Chelsea MA GO                                                         5.50%    6/15/2011 (2)                 5,000         5,365
Chelsea MA GO                                                         5.50%    6/15/2012 (2)                 5,000         5,342
Malden MA GO                                                          5.00%    10/1/2015 (2)                 2,120         2,138
Massachusetts Bay Transp. Auth.                                      5.125%     3/1/2011                     3,355         3,492
Massachusetts Bay Transp. Auth.                                      5.125%     3/1/2012                     5,820         6,023
Massachusetts Bay Transp. Auth.                                      5.125%     3/1/2013                     5,000         5,158
Massachusetts Bay Transp. Auth.                                      5.125%     3/1/2014                     7,010         7,195
Massachusetts Bay Transp. Auth.                                       5.25%     3/1/2016                     7,585         7,806
Massachusetts Bay Transp. Auth.                                       5.25%     3/1/2017                     8,250         8,434
Massachusetts Bay Transp. Auth.                                       7.25%     3/1/2003 (3)                16,000        16,808
Massachusetts GO                                                      5.00%    11/1/2009                     5,000         5,210
Massachusetts GO                                                      5.10%     2/1/2005                    25,000        26,334
Massachusetts GO                                                     5.125%    11/1/2013                    11,000        11,339
Massachusetts GO                                                      5.25%     4/1/2010                    12,930        13,722
Massachusetts GO                                                      5.25%     4/1/2011                    13,525        14,272
Massachusetts GO                                                      5.25%     4/1/2012                    14,240        14,941
Massachusetts GO                                                      5.25%     6/1/2014 (3)                17,920        18,660
Massachusetts GO                                                      5.50%     2/1/2011                    17,575        18,785
Massachusetts GO                                                      5.50%     2/1/2011 (1)                10,000        10,689
Massachusetts GO                                                      5.50%     7/1/2005 (2)(Prere.)         5,360         5,837
Massachusetts GO                                                      5.70%     2/1/2008 (1)                 6,805         7,335
Massachusetts GO                                                      6.25%     7/1/2002                    10,000        10,755
Massachusetts GO                                                      6.50%     8/1/2002 (Prere.)            3,840         4,242
Massachusetts GO                                                      6.90%     6/1/2000 (2)                 2,500         2,557
Massachusetts GO                                                      7.00%     6/1/1999 (2)(Prere.)         7,000         7,161



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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Massachusetts GO                                                      7.50%     6/1/2004          $   3,975   $     4,487
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2009              9,615        10,147
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2010             10,755        11,262
Massachusetts Grant Anticipation Notes                               5.125%   12/15/2010              5,000         5,236
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2011              8,555         8,893
Massachusetts Grant Anticipation Notes                               5.125%   12/15/2012              5,000         5,168
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2013              5,000         5,151
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2014              4,700         4,819
Massachusetts Grant Anticipation Notes                                5.25%    6/15/2010             23,675        25,107
Massachusetts Grant Anticipation Notes                                5.25%   12/15/2010             26,275        27,865
Massachusetts Grant Anticipation Notes                                5.25%    6/15/2011             15,000        15,812
Massachusetts Grant Anticipation Notes                                5.25%   12/15/2011             14,820        15,622
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2009 (1)          4,215         4,470
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2010 (1)          4,440         4,676
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2011 (1)          4,670         4,890
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2012 (1)          1,850         1,928
Massachusetts Health & Educ. Fac. Auth. Rev. (Brandeis Univ.)         5.25%    10/1/2015 (1)          3,000         3,101
Massachusetts Health & Educ. Fac. Auth. Rev. (Brandeis Univ.)         5.25%    10/1/2016 (1)            450           463
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2006              5,000         5,119
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2007              5,390         5,414
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2008              5,030         5,037
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2009 (4)          6,375         6,735
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2010 (4)          5,970         6,265
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2011 (4)          3,530         3,681
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2012 (4)          6,310         6,547
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Partners Healthcare System)                                       5.25%     7/1/2003 (4)          3,975         4,183
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO (Harvard Univ.)     4.00%     5/6/1999              1,200         1,200
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)           6.15%     7/1/2002              4,560         4,787
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)           6.30%     7/1/2005             21,500        23,084
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)         0.00%     8/1/2004              9,480         7,621
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)         7.10%     8/1/1999              6,485         6,546
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999 (ETM)        1,410         1,412
Massachusetts Turnpike Auth. Rev.                                     4.75%     1/1/2004              2,500         2,591
Massachusetts Water Pollution Abatement Trust                        5.125%     8/1/2009              4,000         4,237
Massachusetts Water Pollution Abatement Trust                        5.125%     8/1/2011              5,000         5,213
Massachusetts Water Pollution Abatement Trust                        5.125%     8/1/2014              2,500         2,571
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2009              6,425         6,866
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2011              7,305         7,707
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2012              2,375         2,493
Massachusetts Water Resources Auth. Rev.                              5.25%     3/1/2007              5,000         5,229
Massachusetts Water Resources Auth. Rev.                              5.25%     3/1/2009              7,175         7,444
Massachusetts Water Resources Auth. Rev.                              5.50%    11/1/2007             32,860        34,630
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2010             30,220        35,173
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2019             37,515        44,145
Massachusetts Water Resources Auth. Rev.                              7.25%     4/1/2001              9,800        10,297
                                                                                                              ------------
                                                                                                                  691,522
                                                                                                              ------------

MICHIGAN (3.4%)
Detroit MI GO                                                         5.80%     5/1/2002 (2)          8,970         9,485
Detroit MI GO                                                         5.90%     5/1/2003 (2)          9,490        10,193



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
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                MATURITY                  AMOUNT        VALUE*
                                                                     COUPON         DATE                   (000)         (000)
-------------------------------------------------------------------------------------------------------------------------------
Detroit MI Sewer System Rev.                                          5.25%     7/1/2015 (1)           $   4,000   $     4,109
Greater Detroit MI Resource Recovery Auth.                            5.50%   12/13/2004 (2)               7,505         8,051
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2005 (2)              12,905        14,427
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2006 (2)              17,475        19,668
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2007 (2)              11,070        12,525
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2008 (2)               5,625         6,410
Michigan Building Auth. Rev.                                          4.75%   10/15/2013                  15,000        14,907
Michigan Building Auth. Rev.                                          5.25%   10/15/2010                   3,485         3,683
Michigan Building Auth. Rev.                                          5.25%   10/15/2011                   5,825         6,117
Michigan Building Auth. Rev.                                          5.25%   10/15/2013                   2,500         2,606
Michigan Building Auth. Rev.                                         5.375%   10/15/2010                   5,880         6,258
Michigan Building Auth. Rev.                                          5.50%   10/15/2008                  17,525        19,060
Michigan Building Auth. Rev.                                          6.00%    10/1/2001 (2)(Prere.)       8,735         9,220
Michigan Building Auth. Rev.                                          6.50%    10/1/2001 (2)(Prere.)       3,000         3,256
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.30%    10/1/2011                  10,840        10,998
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                 5.375%    10/1/2013                   4,000         4,042
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2006                   3,340         3,500
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2007                   3,910         4,101
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/1999 (3)               6,000         5,889
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/2000 (3)               5,590         5,294
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/2001 (3)               9,630         8,751
Michigan Public Power Agency Rev.                                     5.30%     1/1/2005                  13,075        13,834
Michigan Public Power Agency Rev.                                    5.375%     1/1/2006                  13,790        14,581
Michigan Public Power Agency Rev.                                     5.50%     1/1/2007                  14,545        15,492
Michigan Public Power Agency Rev.                                     5.50%     1/1/2008                   9,360         9,877
Univ. of Michigan Hosp. Rev. VRDO                                     4.25%     5/4/1999                      60            60
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2010 (1)              12,000        12,581
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2011 (1)              10,845        11,245
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2012 (1)              15,770        16,267
                                                                                                                   ------------
                                                                                                                       286,487
                                                                                                                   ------------

MINNESOTA (0.7%)
Minnesota GO                                                          5.00%     6/1/2010                   8,485         8,856
Minnesota GO                                                          5.00%     6/1/2011                   8,675         8,995
Minnesota GO                                                          5.00%     6/1/2012                   3,255         3,358
Minnesota GO                                                         5.125%    11/1/2009                   8,275         8,693
Northern Minnesota Muni. Power Agency Electric System Rev.            5.25%     1/1/2012 (4)               6,000         6,299
Western Minnesota Muni. Power Agency                                 5.375%     1/1/2008 (2)               5,645         6,085
Western Minnesota Muni. Power Agency                                  5.50%     1/1/2010 (2)              14,045        15,074
                                                                                                                   ------------
                                                                                                                        57,360
                                                                                                                   ------------

MISSISSIPPI (0.3%)
Mississippi GO                                                       5.125%    12/1/2011                   6,100         6,299
Mississippi GO                                                        5.25%     5/1/2008                   5,805         6,082
Mississippi GO                                                        6.50%     5/1/2003                   4,285         4,708
Mississippi GO                                                        7.00%     5/1/2005                   4,840         5,566
                                                                                                                   ------------
                                                                                                                        22,655
                                                                                                                   ------------

MISSOURI (0.1%)
St. Louis County MO Rockwood School Dist. GO                          8.50%     2/1/2002                   5,940         6,670
                                                                                                                   ------------


MONTANA (0.3%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003                  10,000        10,161
Montana Health Fac. Auth. Rev. (Sisters of Charity Health System)     5.25%    12/1/2009 (1)               3,330         3,547
Montana Health Fac. Auth. Rev. (Sisters Of Charity Health System)     5.25%    12/1/2010 (1)               2,445         2,582
Montana Health Fac. Auth. Rev. (Sisters Of Charity Health System)     5.25%    12/1/2011 (1)               4,980         5,226
Montana Health Fac. Auth. Rev. (Sisters Of Charity Health System)     5.25%    12/1/2012 (1)               2,725         2,844
                                                                                                                   ------------
                                                                                                                        24,360
                                                                                                                   ------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
NEBRASKA (0.7%)
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2010 (1)          $  26,500   $    27,994
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2011 (1)             10,000        10,505
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2012                  5,000         5,227
Nebraska Public Power Dist. Rev.                                      5.60%     7/1/2003                 13,175        14,049
                                                                                                                  ------------
                                                                                                                       57,775
                                                                                                                  ------------

NEVADA (3.7%)
Clark County NV Airport System Rev.                                   5.25%     7/1/2012 (1)              4,225         4,417
Clark County NV Airport System Rev.                                  5.375%     7/1/2010 (1)              8,470         9,038
Clark County NV GO                                                    5.50%     6/1/2012 (3)              6,365         6,739
Clark County NV GO                                                    5.60%     6/1/2013 (3)              7,175         7,643
Clark County NV GO                                                   5.625%     6/1/2014 (3)              7,450         7,926
Clark County NV GO                                                    7.50%     6/1/2006 (2)              3,575         4,273
Clark County NV GO                                                    7.50%     6/1/2007 (2)              9,550        11,567
Clark County NV GO                                                    7.50%     6/1/2009 (2)              6,825         8,477
Clark County NV GO                                                    8.00%     6/1/2008 (2)              9,875        12,496
Clark County NV Passenger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2010 (1)              6,435         6,871
Clark County NV Passanger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2011 (1)              9,445        10,027
Clark County NV Passanger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2012 (1)              8,295         8,768
Clark County NV School Dist. GO                                      5.375%     5/1/2006 (3)              3,740         3,933
Clark County NV School Dist. GO                                      5.375%     5/1/2007 (3)              9,195         9,698
Clark County NV School Dist. GO                                      5.375%     5/1/2008 (3)              9,170         9,589
Clark County NV School Dist. GO                                       5.50%    6/15/2010 (3)             16,325        17,484
Clark County NV School Dist. GO                                       5.60%    6/15/2009 (3)              9,640        10,585
Clark County NV School Dist. GO                                      5.625%    6/15/2013 (3)             10,000        10,702
Clark County NV School Dist. GO                                       5.70%    6/15/2009 (1)             10,825        11,882
Clark County NV School Dist. GO                                      5.875%    6/15/2005 (1)(Prere.)     23,760        26,303
Clark County NV School Dist. GO                                       5.90%    6/15/2006 (3)(Prere.)     10,000        11,164
Clark County NV School Dist. GO                                       6.50%    6/15/2006 (3)             13,865        15,792
Clark County NV School Dist. GO                                       7.25%    6/15/2002 (1)              3,995         4,398
Clark County NV School Dist. GO                                       9.75%     6/1/2000 (1)              4,580         4,882
Nevada GO                                                             5.25%    5/15/2009                 15,775        16,730
Nevada GO                                                             5.25%    5/15/2010                  8,555         9,008
Nevada GO                                                             5.25%    5/15/2011                 16,455        17,226
Nevada GO                                                             5.25%    5/15/2012                 17,300        18,007
Nevada GO                                                             6.00%     5/1/2005                 10,450        10,988
Washoe County NV Hosp. Medical Center                                 6.00%     6/1/2009 (2)              6,310         6,921
                                                                                                                  ------------
                                                                                                                      313,534
                                                                                                                  ------------


NEW HAMPSHIRE (0.2%)
New Hampshire Business Finance Auth. PCR PUT
   (United Illuminating)                                              4.55%     2/1/2004                 15,000        14,993
                                                                                                                  ------------


NEW JERSEY (5.0%)
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/1999 (3)             12,545        12,406
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2000 (3)             18,500        17,647
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2002 (3)             18,545        16,271
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2003 (3)             18,545        15,566
Essex County NJ Solid Waste Util. Auth.                               5.50%     4/1/2011 (4)              3,000         3,298
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.70%     7/1/2005 (1)              6,330         6,880
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.80%     7/1/2007 (1)             17,800        19,493
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.80%     7/1/2008 (1)              4,000         4,380
New Jersey Econ. Dev. Auth. Market Transition Fac.                   5.875%     7/1/2011 (1)              6,000         6,577
New Jersey Econ. Dev. Auth. Market Transition Fac.                    7.00%     7/1/2003 (1)             26,195        29,301
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (New Jersey Natural Gas Project)                                   4.15%     5/4/1999 (2)              5,300         5,300
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)        4.05%     5/4/1999 (2)              1,300         1,300
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2010 (1)              8,050         8,501


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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2011 (1)      $   8,230   $      8,63
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2012 (1)          2,600         2,714
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2014 (1)          6,500         6,742
New Jersey Health Care Fac. Finance Auth. Rev.
   (Union Hosp./Mega Care)                                            6.20%     7/1/1999              2,035         2,043
New Jersey Health Care Fac. Finance Auth. Rev.
   (Union Hosp./Mega Care)                                            6.20%     7/1/1999 (ETM)        1,045         1,050
New Jersey Health Care Fac. Finance Auth. Rev.
   (Union Hosp./Mega Care)                                            6.40%     7/1/2000 (ETM)        3,295         3,402
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2002 (Prere.)     1,340         1,465
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2006              3,955         4,299
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2007              2,930         3,185
New Jersey Transp. Trust Fund Auth.                                   5.00%    6/15/2014              9,000         9,138
New Jersey Transp. Trust Fund Auth.                                   5.30%   12/15/2001              5,000         5,216
New Jersey Transp. Trust Fund Auth.                                   5.50%    6/15/2011 (1)          4,250         4,533
New Jersey Transp. Trust Fund Auth.                                   6.00%   12/15/2004 (1)          4,000         4,416
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2008             34,660        39,067
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2009             37,000        41,525
New Jersey Turnpike Auth. Rev.                                        4.75%     1/1/2006 (ETM)       15,115        15,438
New Jersey Turnpike Auth. Rev.                                        5.60%     1/1/2000 (2)          5,000         5,077
New Jersey Turnpike Auth. Rev.                                        5.90%     1/1/2003 (2)          4,700         5,030
New Jersey Turnpike Auth. Rev.                                        5.90%     1/1/2004 (2)         19,030        20,307
New Jersey Turnpike Auth. Rev.                                        6.00%     1/1/2005 (2)         22,220        23,786
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2009 (2)         50,000        58,023
Rutgers State Univ. NJ GO                                             6.40%     5/1/2013              4,675         5,443
                                                                                                              ------------
                                                                                                                  417,453
                                                                                                              ------------

NEW MEXICO (0.1%)
Hurley NM PCR VRDO (Kennecott Sante Fe Corp.
   Project British Petroleum)                                         4.20%     5/4/1999             12,250        12,250
                                                                                                              ------------


NEW YORK (15.5%)
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2008 (1)          5,000         5,189
Long Island NY Power Auth. Electric System Rev.                      5.125%     4/1/2011 (1)         20,000        20,825
Long Island NY Power Auth. Electric System Rev.                      5.125%     4/1/2012 (1)         25,195        26,081
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2008 (2)          5,000         5,451
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2009 (2)         23,100        25,149
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2010 (2)         15,000        16,272
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2011 (2)+        25,000        27,106
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2012 (4)         22,500        24,433
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2013 (4)         15,000        16,306
Long Island NY Power Auth. Electric System Rev. VRDO                  4.20%     5/4/1999 (1)          2,000         2,000
Metro. NY Transp. Auth.                                               5.00%     7/1/2011 (1)         16,625        17,105
Metro. NY Transp. Auth.                                               5.00%     7/1/2012 (2)          8,730         8,925
Metro. NY Transp. Auth.                                               5.00%     7/1/2013 (1)         18,000        18,344
Metro. NY Transp. Auth.                                              5.125%     7/1/2012 (4)         10,765        11,164
Metro. NY Transp. Auth.                                              5.125%     7/1/2013 (4)         16,455        17,010
Metro. NY Transp. Auth.                                              5.125%     7/1/2014 (3)          8,985         9,226
Metro. NY Transp. Auth.                                               5.20%     7/1/2005 (2)          5,760         6,118
Metro. NY Transp. Auth.                                               5.25%     7/1/2009 (4)         20,000        21,381
Metro. NY Transp. Auth.                                               5.25%     7/1/2010 (4)          2,575         2,735
Metro. NY Transp. Auth.                                               5.40%     7/1/2003             10,560        11,105
Metro. NY Transp. Auth.                                               6.10%     7/1/2007 (1)          3,625         4,076
Metro. NY Transp. Auth.                                               6.10%     7/1/2008 (1)          7,200         8,156
Metro. NY Transp. Auth.                                               7.50%     7/1/2000 (Prere.)     4,350         4,637
Metro. NY Transp. Auth. Dedicated Tax Fund                            5.25%     4/1/2013 (3)         11,755        12,316
Metro. NY Transp. Auth. Dedicated Tax Fund                            5.50%     4/1/2015 (1)          4,500         4,745
Metro. NY Transp. Auth. (Commuter Fac. Rev.)                          5.70%     7/1/2017 (1)          9,000         9,610
Muni. Assistance Corp. for New York City NY                           5.20%     7/1/2007 (2)          4,500         4,750



--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Muni. Assistance Corp. for New York City NY                           5.25%     7/1/2001          $   4,000   $     4,136
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2000              5,000         5,119
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2001              4,500         4,676
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2002             10,000        10,533
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2004              4,200         4,597
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2006             13,500        14,981
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2008             10,000        11,220
Muni. Assistance Corp. for New York City NY                           6.25%     7/1/2005              5,000         5,575
Nassau County NY GO                                                   5.00%     9/1/2011 (3)          7,550         7,794
Nassau County NY GO                                                   5.00%     9/1/2012 (3)          6,720         6,889
Nassau County NY GO                                                   5.00%     9/1/2013 (3)          5,730         5,854
New York City NY GO                                                   5.25%    8/15/2010 (1)          5,000         5,280
New York City NY GO                                                   5.25%     8/1/2011 (1)          7,000         7,335
New York City NY GO                                                   5.60%     8/1/2005             10,380        11,171
New York City NY GO                                                   5.70%     8/1/2007              9,800        10,666
New York City NY GO                                                   5.75%    2/15/2005 (Prere.)     1,200         1,314
New York City NY GO                                                   5.75%    2/15/2007              7,750         8,335
New York City NY GO                                                  5.875%    8/15/2012 (3)          7,000         7,600
New York City NY GO                                                   5.90%     8/1/2009              6,125         6,685
New York City NY GO                                                   5.90%     8/1/2010              4,750         5,166
New York City NY GO                                                   6.00%    8/15/1999             12,290        12,383
New York City NY GO                                                   6.00%    8/15/1999 (ETM)          780           786
New York City NY GO                                                   6.00%     8/1/2011              5,600         6,153
New York City NY GO                                                   6.00%     8/1/2012              4,000         4,354
New York City NY GO                                                   6.10%     8/1/2002              4,000         4,271
New York City NY GO                                                   6.15%    8/15/2000              3,170         3,276
New York City NY GO                                                  6.375%     8/1/2004              3,985         4,305
New York City NY GO                                                   7.00%     8/1/2000                 40            40
New York City NY GO                                                   7.00%     2/1/2002 (Prere.)     4,385         4,826
New York City NY GO                                                   7.00%     2/1/2005                615           671
New York City NY GO                                                   7.00%     8/1/2005              6,500         7,476
New York City NY GO                                                   7.10%    8/15/2004 (Prere.)    10,000        11,578
New York City NY GO                                                   8.00%     8/1/1999                185           187
New York City NY GO                                                   8.00%     8/1/1999 (ETM)        4,990         5,048
New York City NY GO                                                   8.00%    11/1/2000 (2)          2,175         2,226
New York City NY GO                                                   8.00%     8/1/2001 (Prere.)     3,185         3,532
New York City NY GO                                                   8.00%    8/15/2001 (Prere.)     3,090         3,431
New York City NY GO                                                   8.00%     4/1/2006 (2)          5,955         7,265
New York City NY IDA (USTA National Tennis Center Project)           6.375%   11/15/2007 (4)          6,200         7,015
New York City NY IDA (USTA National Tennis Center Project)            6.40%   11/15/2008 (4)          4,105         4,650
New York City NY IDA (USTA National Tennis Center Project)            6.50%   11/15/2009 (4)          6,745         7,673
New York City NY IDA (USTA National Tennis Center Project)            6.50%   11/15/2010 (4)          3,500         3,954
New York City NY Muni. Water Finance Auth. Water &
   Sewer System Rev.                                                  5.30%    6/15/2006             27,665        29,199
New York City NY Transitional Finance Auth. Rev.                      5.00%   11/15/2009              5,000         5,234
New York City NY Transitional Finance Auth. Rev.                      5.00%   11/15/2010             16,375        16,978
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2010              7,570         7,950
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2011              7,245         7,560
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2012              7,000         7,252
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2013              6,000         6,194
New York City NY Transitional Finance Auth. Rev.                      5.25%   11/15/2011             12,585        13,285
New York City NY Transitional Finance Auth. Rev                       5.25%   11/15/2012              5,000         5,245
New York City NY Transitional Finance Auth. Rev.                      5.50%   11/15/2008              2,000         2,180
New York State Dormitory Auth. Rev. (City Univ.)                      5.50%     7/1/2016             16,000        16,785
New York State Dormitory Auth. Rev. (City Univ.)                      6.25%     7/1/2003              4,250         4,571
New York State Dormitory Auth. Rev. (City Univ.)                      6.25%     7/1/2004              6,570         7,267
New York State Dormitory Auth. Rev. (City Univ.)                      6.35%     7/1/2004              2,500         2,727
New York State Dormitory Auth. Rev. (City Univ.)                      6.45%     7/1/2005              1,500         1,659
New York State Dormitory Auth. Rev. (City Univ.)                      7.00%     7/1/2001 (3)          8,090         8,653
New York State Dormitory Auth. Rev. (City Univ.)                      7.00%     7/1/2001 (3)(ETM)     1,910         2,047
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2009 (1)         10,775        11,455

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                MATURITY                AMOUNT        VALUE*
                                                                     COUPON         DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2010 (1)         $   5,910   $     6,219
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2011 (1)             9,170         9,589
New York State Dormitory Auth. Rev. (Mental Health Services)          5.25%    2/15/2011 (1)             7,370         7,702
New York State Dormitory Auth. Rev. (New York Univ.)                 6.375%     7/1/2007 (3)            27,000        28,966
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.00%    2/15/2010 (4)             4,500         4,624
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.10%    2/15/2011 (2)            10,040        10,345
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.10%    2/15/2011 (4)             6,285         6,476
New York State Dormitory Auth. Rev. (State Univ.)                     5.80%    5/15/2005                 5,400         5,854
New York State Dormitory Auth. Rev. (State Univ.)                     5.90%    5/15/2006                 2,000         2,175
New York State Dormitory Auth. Rev. (State Univ.)                     6.00%     7/1/2003 (2)             4,000         4,338
New York State Dormitory Auth. Rev. (State Univ.)                     6.00%     7/1/2004 (2)             4,000         4,386
New York State Dormitory Auth. Rev. (State Univ.)                     6.10%    5/15/2004 (Prere.)        2,000         2,236
New York State Dormitory Auth. Rev. (State Univ.)                     7.00%    5/15/1999 (Prere.)       18,285        18,678
New York State Dormitory Auth. Rev. (State Univ.)                     7.10%    5/15/2000                 6,050         6,276
New York State Dormitory Auth. Rev. (Univ. of Rochester)              5.75%     7/1/2014 (1)             9,725        10,448
New York State Dormitory Auth. (Upstate Community Colleges)           5.25%     7/1/2010                 3,920         4,176
New York State Dormitory Auth. (Upstate Community Colleges)           5.25%     7/1/2011                 3,610         3,827
New York State Environmental Fac. Corp.
   (Clean Water & Drinking Revolving Funds)                           5.25%    6/15/2009                11,470        12,230
New York State Environmental Fac. Corp.
   (Clean Water & Drinking Revolving Funds)                           5.25%    6/15/2010                 9,245         9,792
New York State Environmental Fac. Corp.
   (Clean Water & Drinking Revolving Funds)                           5.25%    6/15/2011                 9,885        10,409
New York State Environmental Fac. Corp.
   (Clean Water & Drinking Revolving Funds)                           5.25%    6/15/2012                 8,375         8,774
New York State Environmental Fac. Corp. PCR                           5.50%    6/15/2008                13,185        14,353
New York State GO                                                     6.00%    10/1/2003                 4,800         5,220
New York State GO                                                     6.00%    10/1/2004                 9,195        10,102
New York State GO                                                     7.80%   11/15/1999                 5,000         5,119
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2011 (3)            11,000        11,357
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2012 (3)            10,000        10,254
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2013 (3)             5,000         5,109
New York State Local Govt. Assistance Corp.                          5.125%     4/1/2010 (2)            31,400        32,893
New York State Medical Care Fac. Finance Agency Rev.                 5.375%    2/15/2014 (4)             4,460         4,630
New York State Medical Care Fac. Finance Agency Rev.                  6.00%    8/15/2002 (1)             5,350         5,707
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2009 (3)             4,510         4,815
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2010 (3)             9,800        10,393
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2011 (3)             7,615         8,030
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2011 (2)             5,000         5,260
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2011 (3)             4,000         4,218
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2012 (3)             6,220         6,526
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2013 (3)             5,435         5,695
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.30%     4/1/2008 (1)             7,740         8,255
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.40%     4/1/2007 (1)             9,215         9,907
New York State Thruway Auth. (Highway & Bridge Trust Fund)            6.25%     4/1/2006 (3)            10,000        11,232
New York State Thruway Auth. Rev. (Service Contract)                 5.375%     4/1/2009 (1)            16,500        17,781
New York State Thruway Auth. Rev. (Service Contract)                 5.375%     4/1/2012 (1)            16,520        17,396
New York State Thruway Auth. Rev. (Service Contract)                  5.75%     4/1/2004 (1)(Prere.)    14,000        15,407
New York State Urban Dev. Corp. Rev. (Correctional Fac.)              6.40%     1/1/2004                 9,685        10,568
Onondaga County NY PCR (Anheuser-Busch Cos., Inc. Project)           6.625%     8/1/2006                10,000        11,343
Suffolk County NY Water Auth.                                         6.80%     6/1/2012 (ETM)          10,660        12,719
Triborough Bridge & Tunnel Auth. Rev. NY                              0.00%     1/1/2003                19,185        16,548
Triborough Bridge & Tunnel Auth. Rev. NY                              5.25%     1/1/2010 (4)            11,000        11,637
Triborough Bridge & Tunnel Auth. Rev. NY                              5.50%     1/1/2006 (4)             1,000         1,076
Triborough Bridge & Tunnel Auth. Rev. NY                              6.00%     1/1/2012                12,000        13,574
Triborough Bridge & Tunnel Auth. Rev. NY                              6.60%     1/1/2010                55,325        65,028
                                                                                                                 ------------
                                                                                                                   1,296,154
                                                                                                                 ------------

NORTH CAROLINA (0.7%)
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2004 (2)             7,000         7,581
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2005 (2)            28,750        31,046
North Carolina Muni. Power Agency (Catawba Electric)                  7.00%     1/1/2000 (Prere.)        6,040         6,307



--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
North Carolina Muni. Power Agency (Catawba Electric)                  7.25%     1/1/2007 (2)      $   5,000   $     5,925
North Carolina Muni. Power Agency (Catawba Electric)                  7.25%     1/1/2007 (1)          5,410         6,411
                                                                                                              ------------
                                                                                                                   57,270
                                                                                                              ------------

OHIO (2.5%)
Cleveland OH GO                                                       5.50%     8/1/2008 (1)          6,295         6,841
Cleveland OH Water Works                                              5.25%     1/1/2009 (4)          5,110         5,440
Cleveland OH Water Works                                              5.25%     1/1/2010 (4)          7,000         7,410
Cleveland OH Water Works                                              5.25%     1/1/2011 (4)          5,745         6,052
Cleveland OH Water Works                                              5.25%     1/1/2012 (4)         10,695        11,196
Cleveland OH Water Works                                              6.00%     1/1/2002 (1)         11,190        11,835
Cleveland OH Water Works                                              6.00%     1/1/2003 (1)          2,105         2,260
Cleveland OH Water Works                                              6.00%     1/1/2004 (1)          6,855         7,448
Cleveland OH Water Works                                              6.00%     1/1/2005 (1)          4,545         4,977
Cleveland OH Water Works                                              6.00%     1/1/2006 (1)          2,100         2,318
Cleveland OH Water Works                                              6.25%     1/1/2005 (2)          4,910         5,293
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      3.95%     5/5/1999 LOC          7,500         7,500
Franklin County OH Hosp. Rev.                                         5.75%    5/15/2012 (2)          5,000         5,360
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)           5.625%     9/1/2013 (1)          3,000         3,212
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                            4.40%     5/4/1999 LOC          1,200         1,200
Ohio Building Auth. (Adult Correctional Building)                     5.75%     4/1/2008              5,375         5,916
Ohio Building Auth. (Adult Correctional Building)                     5.75%     4/1/2009 (2)          5,485         6,003
Ohio Building Auth. (Adult Correctional Building)                     5.90%    10/1/2009 (1)          4,435         4,875
Ohio Building Auth. (Adult Correctional Building)                     6.00%    10/1/2007 (2)          3,710         4,149
Ohio Building Auth. (Data Center)                                     5.70%    10/1/2004              2,895         3,140
Ohio Building Auth. (Data Center)                                     5.75%    10/1/2005              3,070         3,355
Ohio Building Auth. (Highway Safety Building)                        5.375%    10/1/2009 (2)          4,605         4,929
Ohio Building Auth. (Highway Safety Building)                         5.75%    10/1/2008 (2)          5,055         5,564
Ohio Building Auth. (Highway Safety Building)                         6.00%     4/1/2007 (2)          4,640         5,161
Ohio Building Auth. (State Correctional Fac.)                         5.70%    10/1/2003              3,305         3,554
Ohio Building Auth. (State Correctional Fac.)                         5.70%    10/1/2004              2,725         2,956
Ohio Building Auth. (State Correctional Fac.)                         5.80%    10/1/2006              4,360         4,804
Ohio Building Auth. (State Correctional Fac.)                         5.90%    10/1/2007              2,500         2,783
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2002              3,790         4,100
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2002 (1)          5,350         5,820
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2003              5,500         5,946
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2003 (1)          5,710         6,322
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2004              2,500         2,703
Ohio Higher Educ. Fac.                                                5.90%    12/1/2005              8,175         8,674
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.00%    12/1/2009              5,190         5,403
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.25%     5/1/2010 (2)          5,950         6,176
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.50%    12/1/2006              5,465         5,738
Ohio Turnpike Comm. Rev.                                              5.50%    2/15/2010 (1)          4,435         4,750
Ohio Water Dev. Auth.                                                 6.00%    12/1/2008 (2)          6,000         6,527
Ohio Water Dev. Auth. PCR                                             5.00%     6/1/2015 (1)          2,000         2,016
                                                                                                              ------------
                                                                                                                  209,706
                                                                                                              ------------

OKLAHOMA (1.4%)
Grand River Dam Auth. OK                                              5.70%     6/1/2005 (4)         20,000        21,752
Grand River Dam Auth. OK                                              5.75%     6/1/2006 (4)         19,350        21,221
Grand River Dam Auth. OK                                              6.25%     6/1/2011 (2)          7,600         8,775
Grand River Dam Auth. OK                                              8.00%     6/1/2002             21,000        23,538
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                   5.125%    8/15/2010              2,955         2,947
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.20%    8/15/2011              3,000         2,986
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                   5.625%    8/15/2019             14,445        14,475
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2012              2,000         2,072
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2013              2,000         2,059
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2014              2,000         2,049
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2015              2,000         2,039
Tulsa County OK Ind. Dev. PUT (St. Francis Hosp.)                     5.15%   12/15/2003              8,715         9,063
Tulsa OK Metro. Util. Auth. Rev.                                      7.00%     2/1/2003              6,720         7,222
                                                                                                              ------------
                                                                                                                  120,198
                                                                                                              ------------


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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
                                                                     COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
OREGON (0.5%)
Port Auth. of Portland OR Airport Rev.
  (Portland International Airport)                                    5.00%     7/1/2013 (3)          $   2,520   $     2,536
Port Auth. of Portland OR Airport Rev.
  (Portland International Airport)                                    5.00%     7/1/2014 (3)              5,055         5,067
Portland OR Sewer System Rev.                                         5.00%     6/1/2010 (3)             18,980        19,591
Portland OR Sewer System Rev.                                         5.00%     6/1/2012 (3)             13,580        13,869
                                                                                                                  ------------
                                                                                                                       41,063
                                                                                                                  ------------

PENNSYLVANIA (8.5%)
Berks County PA GO                                                    7.25%   11/15/2000 (3)(Prere.)     10,000        10,756
Delaware County PA IDA Resource Recovery Rev. (American Fuel)         6.10%     1/1/2004                  5,000         5,195
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.00%     1/1/2009                  5,355         5,493
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.10%     1/1/2007                  7,955         8,326
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.10%     7/1/2013                  9,750        10,034
Erie County PA Prison Auth. Lease Rev.                                6.75%    11/1/2001 (1)(Prere.)      5,295         5,693
Lackawana County PA GO                                               5.375%    9/15/2016 (2)              7,050         7,282
Northumberland County PA Commonwealth Lease Rev.                      6.70%   10/15/2001 (1)(Prere.)      7,005         7,515
Northumberland County PA Commonwealth Lease Rev.                      7.75%   10/15/2001 (1)(Prere.)      6,000         6,581
Pennsbury PA School Dist. GO                                          5.50%    8/15/2014 (3)              6,000         6,342
Pennsylvania COP                                                      4.80%     7/1/2001 (2)             20,000        20,416
Pennsylvania COP                                                      4.90%     7/1/2002 (2)             13,665        14,068
Pennsylvania COP                                                      5.00%     7/1/2003 (2)              4,555         4,726
Pennsylvania Convention Center Auth.                                  6.25%     9/1/2004                 15,200        16,147
Pennsylvania Convention Center Auth.                                  6.70%     9/1/2014 (1)              4,000         4,535
Pennsylvania GO                                                       5.00%    4/15/2005                 24,290        25,418
Pennsylvania GO                                                       5.00%    4/15/2007                  7,950         8,263
Pennsylvania GO                                                       5.00%    4/15/2008                  9,250         9,590
Pennsylvania GO                                                       5.00%     3/1/2011                 11,525        11,865
Pennsylvania GO                                                      5.125%    9/15/2009 (2)             20,000        21,141
Pennsylvania GO                                                      5.375%    5/15/2013 (3)              3,515         3,696
Pennsylvania GO                                                       5.50%     5/1/2013 (3)              8,025         8,466
Pennsylvania GO                                                       5.90%   11/15/2001                  1,500         1,583
Pennsylvania GO                                                       6.20%   11/15/2001 (Prere.)        12,480        13,438
Pennsylvania GO                                                       6.50%    11/1/2001 (Prere.)         4,260         4,614
Pennsylvania GO                                                       7.10%    11/1/1999 (Prere.)         6,700         6,927
Pennsylvania GO                                                      10.00%    4/15/2002 (2)             10,160        11,910
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2003 (1)              7,380         7,419
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2004 (1)              9,295         9,308
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2005 (1)              7,690         7,695
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2006 (1)              3,250         3,251
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2010                 10,570        11,035
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2011 (4)             11,195        11,636
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2012 (4)              2,750         2,843
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2013 (4)              4,000         4,113
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2014 (4)             12,000        12,260
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                            4.25%     5/4/1999                    105           105
Pennsylvania IDA                                                      6.70%     7/1/2000                  9,080         9,416
Pennsylvania IDA                                                      6.80%     1/1/2001                  5,000         5,256
Pennsylvania IDA                                                      6.80%     7/1/2001                  5,480         5,840
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2010 (3)             12,870        13,562
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2011 (3)             10,000        10,471
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2012 (3)              8,660         9,019




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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2013 (3)          $   5,000   $     5,199
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.45%    6/15/2008 (3)             18,095        19,245
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.00%    6/15/2002 (3)             28,500        30,382
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2009 (2)             12,850        13,732
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2010 (2)              6,025         6,393
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2011 (2)             11,000        11,603
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2012 (2)              5,000         5,246
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)           5.75%    6/15/2011 (3)              4,695         5,088
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)           6.00%    6/15/2003 (3)              5,530         5,962
Philadelphia PA Gas Works Rev.                                        5.25%     7/1/2010 (4)             10,180        10,631
Philadelphia PA Gas Works Rev.                                        5.25%     7/1/2011 (4)              5,000         5,191
Philadelphia PA Gas Works Rev                                         5.50%     7/1/2009 (4)             10,820        11,591
Philadelphia PA GO                                                    5.00%    3/15/2009 (4)              3,270         3,402
Philadelphia PA GO                                                   5.125%    5/15/2009 (3)              2,000         2,102
Philadelphia PA GO                                                   5.125%    5/15/2010 (3)             11,695        12,211
Philadelphia PA GO                                                   5.125%    5/15/2011 (3)             12,290        12,777
Philadelphia PA GO                                                   5.125%    5/15/2012 (3)              6,975         7,200
Philadelphia PA GO                                                   5.125%    5/15/2013 (3)              5,000         5,138
Philadelphia PA GO                                                   5.125%    5/15/2014 (3)              6,260         6,416
Philadelphia PA GO                                                    5.25%    3/15/2010 (4)              1,755         1,850
Philadelphia PA GO                                                    5.25%    3/15/2011 (4)              3,610         3,791
Philadelphia PA GO                                                    5.25%    3/15/2012 (4)              3,000         3,135
Philadelphia PA GO                                                    6.00%   11/15/2000 (3)             11,995        12,433
Philadelphia PA Muni. Lease Rev.                                      6.00%    7/15/2003                  5,065         5,230
Philadelphia PA Parking Auth.                                         5.25%     9/1/2010 (2)              4,875         5,108
Philadelphia PA School Dist. GO                                       0.00%     7/1/2000 (2)             15,500        14,902
Philadelphia PA School Dist. GO                                       5.25%     4/1/2011 (1)              3,920         4,102
Philadelphia PA School Dist. GO                                      5.375%     7/1/2005 (1)              7,500         8,008
Philadelphia PA School Dist. GO                                       6.25%     9/1/2005 (2)              5,000         5,579
Philadelphia PA School Dist. GO                                       6.25%     9/1/2006 (2)              2,000         2,250
Philadelphia PA School Dist. GO                                       6.25%     9/1/2008 (2)              4,000         4,558
Philadelphia PA School Dist. GO                                       6.25%     9/1/2009 (2)              2,080         2,371
Philadelphia PA Water & Sewer Auth. Rev.                             6.875%    10/1/2006 (1)             15,455        15,978
Philadelphia PA Water & Waste Water Rev.                              5.25%     8/1/2009 (2)              6,460         6,854
Philadelphia PA Water & Waste Water Rev.                              6.25%     8/1/2007 (1)              5,000         5,641
Pittsburgh PA GO                                                     5.125%     3/1/2009 (3)             10,000        10,357
Pittsburgh PA GO                                                      5.20%     3/1/2010 (3)             22,000        22,737
Pittsburgh PA Water & Sewer Auth. Rev.                                5.60%     9/1/2005 (3)(Prere.)      6,000         6,504
Schuylkill PA Redev. Auth.                                            6.95%     6/1/2001 (3)(Prere.)      3,995         4,320
                                                                                                                  ------------
                                                                                                                      708,466
                                                                                                                  ------------

PUERTO RICO (1.2%)
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2009 (1)              2,500         2,641
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2009 (4)             10,280        10,858
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2010 (1)              9,645        10,125
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2010 (4)              7,000         7,348
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2011 (1)              5,000         5,208
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2011 (4)              7,500         7,813
Puerto Rico Electric Power Auth. Rev.                                5.125%     7/1/2013 (4)             11,955        12,435
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2009 (1)              7,235         7,775
Puerto Rico Electric Power Auth. Rev.                                 6.50%     7/1/2005 (1)             20,525        23,292
Puerto Rico TRAN                                                      3.50%    7/30/1999                  6,000         6,004
Puerto Rico Telephone Auth. Rev.                                      5.40%     1/1/2008                  9,550        10,230
                                                                                                                  ------------
                                                                                                                      103,729
                                                                                                                  ------------

RHODE ISLAND (0.5%)
Rhode Island Consolidated Capital Dev. Loan GO                        6.00%     8/1/2005 (1)              4,000         4,415
Rhode Island Consolidated Capital Dev. Loan GO                        6.00%     8/1/2006 (1)              5,000         5,557
Rhode Island Depositors Econ. Protection Corp.                        6.55%     8/1/2010 (1)             26,850        31,640
                                                                                                                  ------------
                                                                                                                       41,612
                                                                                                                  ------------



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
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                MATURITY                AMOUNT        VALUE*
                                                                     COUPON         DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA (0.2%)
Piedmont SC Muni. Power Agency Rev.                                   5.40%     1/1/2007 (1)         $   1,800   $     1,923
Piedmont SC Muni. Power Agency Rev.                                   5.40%     1/1/2007 (1)(ETM)        1,400         1,511
South Carolina Transp. Infrastructure Bank                            5.00%    10/1/2010 (1)            13,465        13,963
                                                                                                                 ------------
                                                                                                                      17,397
                                                                                                                 ------------

SOUTH DAKOTA (0.1%)
South Dakota Building Auth. Lease Rev.                                5.25%    12/1/2010 (2)             4,800         5,024
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)          7.50%     7/1/1999 (1)(Prere.)     5,845         6,002
                                                                                                                 ------------
                                                                                                                      11,026
                                                                                                                 ------------

TENNESSEE (0.3%)
Shelby County TN GO                                                   5.00%     3/1/2014                11,230        11,365
Shelby County TN GO                                                  5.625%     4/1/2005 (Prere.)        1,245         1,357
Shelby County TN GO                                                  5.625%     4/1/2012                 3,755         3,981
Shelby County TN (Methodist Health Systems)                           6.25%     8/1/2006                 4,915         5,510
                                                                                                                 ------------
                                                                                                                      22,213
                                                                                                                 ------------

TEXAS (9.1%)
Anderson County TX Rev. (Coffield Prison Farm Project)                5.50%    3/15/2003 (2)(Prere.)    18,290        19,419
Austin TX Combined Util. System Rev.                                  5.20%   11/15/2003 (1)             3,360         3,547
Austin TX Combined Util. System Rev.                                  5.30%    5/15/2004 (1)             5,770         6,115
Austin TX Combined Util. System Rev.                                  5.75%   11/15/2003 (4)             7,500         8,098
Austin TX Combined Util. System Rev.                                  7.25%   11/15/2003 (ETM)             395           450
Austin TX Independent School Dist.                                    5.75%     8/1/2006 (Prere.)        3,470         3,826
Austin TX Independent School Dist.                                    5.75%     8/1/2012                 1,530         1,651
Bell County TX Health Fac. Dev. Corp. (Scott & White Hosp.)          7.625%     9/1/2003                 8,340         8,534
Birdville TX Independent School Dist.                                 5.75%    2/15/2003                 4,990         5,327
Dallas TX Civic Center Refunding & Improvement                        4.60%    8/15/2009 (1)            12,000        12,127
Dallas TX Civic Center Refunding & Improvement                        4.70%    8/15/2010 (1)            11,000        11,086
Dallas TX Civic Center Refunding & Improvement                        4.80%    8/15/2011 (1)            12,635        12,722
Dallas TX Civic Center Refunding & Improvement                        4.90%    8/15/2012 (1)            13,240        13,356
Dallas TX Independent School Dist.                                    5.30%    8/15/2005 (Prere.)        3,780         4,048
Dallas TX Independent School Dist.                                    5.30%    8/15/2008                 1,220         1,283
Dallas TX Independent School Dist.                                    5.40%    8/15/2005 (Prere.)        7,890         8,494
Dallas TX Independent School Dist.                                    5.40%    8/15/2009                 2,550         2,699
Dallas TX Independent School Dist.                                    5.50%    8/15/2005 (Prere.)       18,300        19,802
Dallas TX Independent School Dist.                                    5.50%    8/15/2010                 5,910         6,293
Dallas TX Independent School Dist.                                    5.60%    8/15/2003 (Prere.)        2,220         2,379
Dallas TX Independent School Dist.                                    5.60%    8/15/2004                 5,780         6,153
Dallas TX Independent School Dist.                                    5.70%    8/15/2003 (Prere.)        1,230         1,323
Dallas TX Independent School Dist.                                    5.70%    8/15/2006                 3,520         3,728
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. (Memorial Hosp.)   6.00%     6/1/2008 (1)             6,080         6,754
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. (Memorial Hosp.)   6.00%     6/1/2010 (1)             1,500         1,675
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (St. Lukes Episcopal Hosp.)                                        4.25%     5/4/1999                   700           700
Harris County TX Toll Road                                            6.30%    8/15/2002 (3)(Prere.)     4,470         4,912
Harris County TX Toll Road                                            6.30%    8/15/2004 (3)               840           917
Houston TX Airport System Rev.                                        6.00%     7/1/2011 (3)             4,200         4,617
Houston TX Airport System Rev.                                        6.00%     7/1/2012 (3)             4,460         4,885
Houston TX GO                                                         4.80%     3/1/2009                 5,820         5,976
Houston TX GO                                                         5.00%     3/1/2004                 6,265         6,490
Houston TX GO                                                         5.00%     3/1/2010                 7,245         7,469
Houston TX GO                                                         5.00%     3/1/2011                 4,535         4,642
Houston TX GO                                                         5.10%     3/1/2006                12,200        12,580
Houston TX GO                                                         5.25%     3/1/2010 ++              9,865        10,383
Houston TX GO                                                         5.25%     3/1/2011 ++              6,000         6,276
Houston TX GO                                                         5.80%     3/1/2002                 5,080         5,364
Houston TX GO                                                         7.00%     3/1/2008                48,405        57,689
Houston TX Hotel Occupancy Tax Rev.                                   5.25%     7/1/2007 (4)             6,585         6,926
Houston TX Housing Finance Corp. TOB VRDO                             4.01%     5/6/1999 (4)             9,675         9,675
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2000 (2)             6,130         5,804
Houston TX Water & Sewer System Rev.                                 5.375%    12/1/2010 (4)             5,000         5,278
Houston TX Water & Sewer System Rev.                                  5.75%    12/1/2015 (1)             3,315         3,487


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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2001 (2)      $   3,220   $     3,477
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2002 (2)          4,125         4,561
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2003 (2)          3,100         3,494
Lower Colorado River Auth. TX Rev.                                    5.00%     1/1/2010 (4)          6,885         7,092
Lower Colorado River Auth. TX Rev.                                    5.00%     1/1/2012              5,000         5,080
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2009              8,070         8,418
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2010              9,355         9,723
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2011              9,875        10,203
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2012              5,000         5,132
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2014              5,000         5,076
North Texas Health Fac. Dev.                                          5.75%    2/15/2010 (1)          4,115         4,484
San Antonio TX Electric & Gas Rev.                                   5.125%     2/1/2009              7,000         7,376
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2007 (Prere.)      1,335        1,432
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2009             11,615        12,324
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2010             13,775        14,523
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2011             17,395        18,299
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2012              7,500         7,844
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2013              6,000         6,265
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2014              3,000         3,117
San Antonio TX Electric & Gas Rev.                                    5.50%     2/1/2002 (Prere.)     1,845         1,950
San Antonio TX Electric & Gas Rev.                                    5.50%     2/1/2004              2,700         2,831
San Antonio TX Electric & Gas Rev.                                    5.60%     2/1/2007 (Prere.)       745           816
San Antonio TX Electric & Gas Rev.                                    5.60%     2/1/2014             14,255        15,190
San Antonio TX Electric & Gas Rev.                                    5.80%     2/1/2006              7,655         8,343
San Antonio TX Electric & Gas Rev.                                    5.80%     2/1/2006 (ETM)          345           378
Tarrant County TX Health Resources                                    5.75%    2/15/2013 (1)+         7,670         8,278
Tarrant County TX Water Control & Improvement Dist.                   4.50%     3/1/2011 (3)          5,000         4,923
Texas GO                                                              0.00%    10/1/2013             20,000         9,951
Texas GO                                                             5.125%    10/1/2010             16,125        16,972
Texas GO                                                             5.125%    10/1/2011             13,500        14,125
Texas GO                                                             5.125%    10/1/2014             13,000        13,403
Texas GO                                                             5.125%    10/1/2015              5,000         5,120
Texas GO                                                              8.00%    10/1/2007             50,000        62,991
Texas Public Finance Auth. Building Rev.                              6.60%     2/1/2000 (1)          5,000         5,122
Texas Public Finance Auth. Building Rev.                              6.75%     2/1/2002 (1)          5,000         5,252
Texas Public Finance Auth. Building Rev.                              6.80%     2/1/2003 (1)          5,000         5,253
Texas Public Finance Auth. Rev.                                       5.75%    10/1/2004 (Prere.)    13,625        14,810
Texas Public Finance Auth. Rev. GO                                    4.90%    10/1/2010             32,235        33,077
Texas Turnpike Auth. Dallas Northway Rev.                             5.50%     1/1/2015 (3)         13,000        13,763
Texas Water Finance Assistance GO                                     5.00%     8/1/2008              5,000         5,130
Texas Water Finance Assistance GO                                     5.00%     8/1/2009              5,000         5,113
Texas Water Finance Assistance GO                                     5.25%     8/1/2010              6,565         6,929
Texas Water Finance Assistance GO                                     5.25%     8/1/2012              3,600         3,758
Texas Water Resource Finance Auth.                                    7.50%    8/15/2001              3,310         3,339
Univ. of Texas Permanent Univ. Fund                                   6.40%     7/1/2000              5,000         5,384
Univ. of Texas Refunding Finance System Rev.                          7.00%    8/15/2007             14,050        15,288
                                                                                                              ------------
                                                                                                                  760,368
                                                                                                              ------------

UTAH (1.0%)
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2009             41,240        43,705
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2012             20,550        21,336
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2015 (1)         11,000        11,278
Jordon UT School Dist.                                                5.75%    6/15/2005              4,235         4,627
Salt Lake County UT Building Auth. Lease Rev.                         5.90%    10/1/2006 (1)          4,000         4,366
                                                                                                              ------------
                                                                                                                   85,312
                                                                                                              ------------

VIRGINIA (0.8%)
Arlington County VA IDA Resource Recovery Rev.
   (Alexandria/Arlington Waste)                                      5.375%     1/1/2012 (4)          3,000         3,132
Chesapeake Bay Bridge & Tunnel VA                                     5.40%     7/1/2005 (3)          6,090         6,537
Fairfax County VA GO                                                  5.25%     6/1/2014              7,200         7,463


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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Fairfax County VA GO                                                  7.25%     6/1/2000          $   5,805   $     6,041
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2009              4,000         4,278
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2010              9,690        10,299
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2011              5,000         5,283
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2012              3,000         3,151
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2013              1,750         1,834
Virginia Public School Auth.                                          5.00%     8/1/2005              4,360         4,594
Virginia Public School Auth.                                          5.00%     8/1/2011              3,380         3,484
Virginia Public School Auth.                                          5.25%     8/1/2008              2,540         2,724
Virginia Public School Auth.                                          5.40%     6/1/2009              5,750         6,137
                                                                                                              ------------
                                                                                                                   64,957
                                                                                                              ------------

WASHINGTON (2.7%)
King County WA GO                                                     6.00%    12/1/2004              5,000         5,386
King County WA GO                                                     6.10%    12/1/2005              5,000         5,403
King County WA School Dist.                                           5.50%    12/1/2016 (3)          5,635         5,881
Port of Seattle WA GO                                                 5.50%    10/1/2017 (3)          5,290         5,519
Seattle WA GO                                                         5.60%    1/15/2009              5,020         5,351
Seattle WA Power & Light Rev.                                         5.00%     7/1/2011              5,715         5,857
Seattle WA Power & Light Rev.                                         5.10%     5/1/2005             10,575        11,133
Seattle WA Water System Rev.                                          5.00%    12/1/2003              2,000         2,097
Seattle WA Water System Rev.                                          5.10%    12/1/2004              4,000         4,224
Seattle WA Water System Rev.                                          5.20%    12/1/2005              2,320         2,453
Spokane WA Regional Solid Waste Management System                     6.50%     1/1/2008              3,500         3,952
Spokane WA Regional Solid Waste Management System                     6.50%     1/1/2009              3,000         3,401
Tacoma WA Electric System Rev.                                        5.50%     1/1/2012 (2)          5,500         5,709
Tacoma WA Electric System Rev.                                        5.70%     1/1/2003 (2)          6,845         7,281
Washington GO                                                         5.00%     1/1/2010              4,705         4,861
Washington GO                                                         5.00%     7/1/2011             12,870        13,164
Washington GO                                                         5.00%     1/1/2013              4,925         5,008
Washington GO                                                         5.00%     1/1/2014             11,450        11,598
Washington GO                                                         5.00%     1/1/2015              6,225         6,263
Washington GO                                                         5.50%     7/1/2002              5,000         5,265
Washington GO                                                         5.60%     9/1/2004              5,000         5,396
Washington GO                                                         5.75%     9/1/2008              4,000         4,426
Washington GO                                                         5.75%     5/1/2009              5,000         5,365
Washington GO                                                         6.00%     7/1/2003              5,200         5,635
Washington GO                                                         6.00%     7/1/2004              3,115         3,411
Washington GO                                                         6.10%     6/1/2006              9,495        10,588
Washington GO                                                         6.25%     6/1/2009             11,465        13,147
Washington GO                                                         6.25%     9/1/2009             21,550        22,723
Washington GO                                                         6.25%     2/1/2011              6,680         7,672
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2002 (2)          5,105         5,453
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2003 (2)          5,270         5,700
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2004 (2)          5,515         6,014
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2005 (2)          4,830         5,303
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2006 (2)          6,055         6,687
                                                                                                              ------------
                                                                                                                  227,326
                                                                                                              ------------

WEST VIRGINIA (0.1%)
West Virginia Building Comm. Rev.                                     5.25%     7/1/2008 (1)          1,000         1,066
West Virginia School Building Auth. Rev.                              5.30%     7/1/2009 (2)          8,000         8,564
                                                                                                              ------------
                                                                                                                    9,630
                                                                                                              ------------

WISCONSIN
Wisconsin GO                                                          5.20%     5/1/2010              4,150         4,317
                                                                                                              ------------


WYOMING (0.1%)
Lincoln County WY PCR VRDO (Exxon Project)                            4.20%     5/4/1999              3,000         3,000
Platte County WY PCR (Basin Electric Power Corp.)                     4.60%     1/1/2002              2,430         2,479
                                                                                                              ------------
                                                                                                                    5,479
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $7,910,195)                                                                                             8,285,568
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                          $   146,085
Liabilities                                                                                                       (50,983)
                                                                                                              ------------
                                                                                                                   95,102
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 625,608,078 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $8,380,670
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $13.40
==========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with an aggregate value of $10,817,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 66.


--------------------------------------------------------------------------------------------------------------------------
 AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $8,038,288       $12.85
 Undistributed Net Investment Income                                                                      --           --
 Overdistributed Net Realized Gains--Note E                                                          (36,610)        (.06)
 Unrealized Appreciation--Note F
   Investment Securities                                                                             375,373          .60
   Futures Contracts                                                                                   3,619          .01
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $8,380,670       $13.40
==========================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.1%)
------------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.3%)
Birmingham AL Medical Center (Special Care Medical Center)            7.25%     7/1/2015 (1)          $   6,715   $     6,737
Medical Clinic Board of Bessemer AL (Bessemer Carraway Hosp.)         7.25%     4/1/2015 (1)              5,000         5,263
Medical Clinic Board of Montgomery AL (Jackson Hosp.)                 6.00%     3/1/2026 (2)             12,000        12,909
Mobile AL Water & Sewer Comm.                                         5.50%     1/1/2010 (3)              4,000         4,259
                                                                                                                  ------------
                                                                                                                       29,168
                                                                                                                  ------------

ALASKA (1.0%)
Anchorage AK Electric Rev.                                            8.00%    12/1/2009 (1)              2,565         3,324
Anchorage AK Electric Rev.                                            8.00%    12/1/2010 (1)              2,960         3,868
Anchorage AK Water GO                                                 7.20%     6/1/2017 (2)             11,000        11,147
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)               4.20%     5/4/1999                  5,000         5,000
                                                                                                                  ------------
                                                                                                                       23,339
                                                                                                                  ------------


ARIZONA (0.6%)
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       4.25%     5/4/1999 LOC              3,000         3,000
Maricopa County AZ (Samaritan Health Service)                         7.00%    12/1/2016 (1)              8,650        10,881
                                                                                                                  ------------
                                                                                                                       13,881
                                                                                                                  ------------

ARKANSAS (0.4%)
North Little Rock AR Electric System Rev.                             6.50%     7/1/2010 (1)              3,500         4,099
North Little Rock AR Electric System Rev.                             6.50%     7/1/2015 (1)              4,500         5,381
                                                                                                                  ------------
                                                                                                                        9,480
                                                                                                                  ------------

CALIFORNIA (8.6%)
California Health Fac. Finance Auth. (Adventist Health Sytem)         6.75%     3/1/2011 (1)             12,000        12,836
California Health Fac. Finance Auth. (Pomona Valley Hosp.)            5.75%     7/1/2015                  8,205         8,860
California Housing Finance Agency                                    8.625%     8/1/2015 (1)              2,165         2,241
Los Angeles CA Unified School Dist. GO                               5.375%     7/1/2016 (3)              5,000         5,224
MSR California Public Power Agency (San Juan Project)                6.125%     7/1/2013 (2)              7,000         8,126
MSR California Public Power Agency (San Juan Project)                 6.75%     7/1/2020 (1)             13,000        15,660
MSR California Public Power Agency VRDO (San Juan Project)            4.25%     5/4/1999 (1)              3,100         3,100
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)     6.50%    10/1/2022 (2)             20,225        24,118
Northern California Power Agency (Combustion Turbine Project)         6.00%    8/15/1999 (1)(Prere.)      3,500         3,529
Oakland CA Redev. Agency (Central Dist. Project)                      5.50%     2/1/2014 (2)              6,300         6,874
Port of Oakland CA Rev.                                               5.40%    11/1/2017 (1)             25,575        26,709
Sacramento CA Muni. Util. Dist.                                       5.75%    8/15/2013 (1)             12,360        13,071
Sacramento CA Muni. Util. Dist.                                       6.50%     9/1/2013 (1)              8,895        10,685
San Diego CA Public Fac. Financing Auth. Sewer Rev.                   5.00%    5/15/2029 (3)             10,000         9,802
San Jose CA Tax Redev.                                                6.00%     8/1/2010 (1)              8,105         9,269
Santa Clara CA Redev. Agency (Bayshore North Project)                 7.00%     7/1/2010 (2)              3,000         3,613
Santa Clara CA Valley Water Dist. COP                                 6.00%     2/1/2024 (3)              5,000         5,409
Santa Rosa CA Waste Water Rev.                                        6.00%     9/1/2015 (3)              5,000         5,729
South County CA Regional Waste Water Auth. (Gilroy)                   5.50%     8/1/2022 (3)              8,000         8,480
South County CA Regional Waste Water Auth. (Morgan Hill)              5.50%     8/1/2022 (3)              7,000         7,218
Southern California Public Power Auth. (Palo Verde)                   5.00%     7/1/2015 (2)              2,605         2,605
Ukiah CA Electric Rev.                                                6.25%     6/1/2018 (1)              6,330         7,390
                                                                                                                  ------------
                                                                                                                      200,548
                                                                                                                  ------------

COLORADO (5.9%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)    6.00%    5/15/2001 (1)              4,525         4,737
Denver CO City & County School Dist.                                  5.00%    12/1/2023 (3)             20,000        19,721
Denver CO Health Fac. (St. Anthony's Hosp.)                           7.70%     5/1/1999 (1)(Prere.)      2,800         2,828
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2004 (1)             13,750        11,078
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2005 (1)             17,200        13,209
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2007 (1)             12,250         8,516
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2008 (1)             14,355         9,483
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2009 (1)             16,500        10,322
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2015 (1)              5,795         2,566
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2017 (1)             23,795         9,366
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2019 (1)             33,000        11,572
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2024 (1)             40,000        10,636
Northern Colorado Water Conservation Dist. Rev.                       6.50%    12/1/2012 (2)             20,575        23,703
                                                                                                                  ------------
                                                                                                                      137,737
                                                                                                                  ------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                MATURITY                AMOUNT        VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
CONNECTICUT (0.3%)
Connecticut Special Obligation Transp. Infrastructure Rev.           5.625%    10/1/2014 (3)         $   3,000   $     3,222
South Central Connecticut Regional Water Auth. Water System Rev.      5.75%     8/1/2012 (3)             3,100         3,337
                                                                                                                 ------------
                                                                                                                       6,559
                                                                                                                 ------------

DELAWARE (0.8%)
Delaware Econ. Dev. Auth. (Delmarva Power & Light)                    7.30%     9/1/2015 (3)             4,000         4,169
Delaware Health Fac. Auth. (Delaware Medical Center)                  7.00%    10/1/2015 (1)             6,000         6,835
Dover DE Electric Rev.                                                5.75%     7/1/2015 (3)             5,225         5,501
Dover DE Electric Rev.                                                6.10%     7/1/2011 (3)             2,000         2,164
                                                                                                                 ------------
                                                                                                                      18,669
                                                                                                                 ------------

DISTRICT OF COLUMBIA (0.5%)
District of Columbia Rev. (Howard Univ.)                              5.75%    10/1/2017 (1)            10,030        10,636
                                                                                                                 ------------


FLORIDA (8.2%)
Broward County FL Airport System Rev.                                 5.25%    10/1/2010 (1)            11,365        11,936
Broward County FL Airport System Rev.                                 5.25%    10/1/2011 (1)            13,275        13,854
Coral Springs FL Improvement Dist. Water & Sewer GO                   6.00%     6/1/2010 (1)             3,000         3,323
Davie FL Water & Sewer Rev.                                          6.375%    10/1/2012 (2)             2,620         3,073
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)      4.25%     5/4/1999                 8,300         8,300
Miami-Dade County FL School Board COP                                 5.00%     8/1/2025                 6,000         5,854
Orange County FL Health Fac. Auth. (Adventist for Sunbelt Group)      6.25%   11/15/2010 (2)             4,000         4,474
Orange & Orlando County FL Expressway Auth.                           8.25%     7/1/2013 (3)             9,695        13,256
Orange & Orlando County FL Expressway Auth.                           8.25%     7/1/2015 (3)             8,360        11,630
Orange & Orlando County FL Expressway Auth.                           8.25%     7/1/2016 (3)+           12,295        17,190
Palm Beach County FL Criminal Justice Fac. Rev.                       7.20%     6/1/2014 (3)            16,300        20,684
Palm Beach County FL Criminal Justice Fac. Rev.                       7.20%     6/1/2015 (3)             4,000         5,098
Sarasota County FL Public Hosp. Rev. (Sarasota Memorial Hosp.)        5.75%    10/1/2017 (1)            28,850        30,750
Seacoast FL Util. Auth. Water & Sewer Rev.                            5.50%     3/1/2019 (3)             2,000         2,151
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)              4.25%     5/4/1999                 1,500         1,500
St. Lucie County FL Util. System Rev.                                 6.00%    10/1/2020 (3)(ETM)        2,350         2,633
Tampa FL Util. Rev.                                                   6.75%    10/1/2010 (2)             9,330        11,216
Tampa FL Util. Rev.                                                   6.75%    10/1/2011 (2)             9,965        12,027
Tampa FL Util. Rev.                                                   6.75%    10/1/2012 (2)            10,635        12,893
                                                                                                                 ------------
                                                                                                                     191,842
                                                                                                                 ------------

GEORGIA (4.6%)
Atlanta GA Water & Sewer Rev.                                         5.25%     1/1/2007 (3)(Prere.)    21,950        23,606
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2018 (3)            15,360        16,489
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2019 (3)             9,040         9,700
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                            5.50%     7/1/2020 (1)            24,740        24,777
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                            5.70%     7/1/2013 (1)             5,000         5,194
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                            5.75%     7/1/2014 (1)             5,000         5,209
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                            5.75%     7/1/2015 (1)++           3,680         3,814
Georgia Muni. Gas Auth. Rev. VRDO                                     3.90%     5/5/1999 LOC               300           300
Henry County GA School Dist. GO                                       6.45%     8/1/2011 (1)             4,000         4,699
Muni. Electric Auth. of Georgia                                      5.375%     1/1/2019                 6,500         6,640
Private Colleges & Univ. Auth. of Georgia (Mercer Univ. Project)      6.50%    11/1/2015 (1)             5,000         5,980
                                                                                                                 ------------
                                                                                                                     106,408
                                                                                                                 ------------

HAWAII (1.6%)
Hawaii Airport System Rev.                                            6.35%     7/1/2007 (1)             8,000         8,854
Hawaii Dept. of Budget & Finance (Hawaii Electric Co. Inc.)           5.65%    10/1/2027 (1)             9,750        10,272
Hawaii Highway Rev.                                                   5.25%     7/1/2011                 1,650         1,708
Hawaii Highway Rev.                                                   5.25%     7/1/2012                 1,500         1,546
Honolulu HI City & County GO                                          8.00%    10/1/2010                 8,695        11,226
Honolulu HI City & County GO                                          8.00%    10/1/2010 (ETM)           2,305         3,012
                                                                                                                 ------------
                                                                                                                      36,618
                                                                                                                 ------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
                                                                     COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
ILLINOIS (4.4%)
Chicago IL Board of Educ. GO                                          6.25%     1/1/2011 (1)          $   7,000   $     7,979
Chicago IL GO (Emergency Telephone System)                            5.50%     1/1/2019 (3)             10,000        10,647
Chicago IL Public Building Comm.                                      7.00%     1/1/2020 (1)(ETM)        21,500        26,903
Cook County IL GO                                                     7.25%    11/1/2007 (1)              6,000         7,202
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)          7.40%    12/1/2024 (1)             14,000        16,271
Illinois Dev. Finance Auth. VRDO (Provena Health)                     4.25%     5/4/1999 (1)              3,100         3,100
Illinois Regional Transit Auth. GO (Cook, DuPage, and Kane Counties)  7.20%    11/1/2020 (2)             24,000        30,647
                                                                                                                  ------------
                                                                                                                      102,749
                                                                                                                  ------------


INDIANA (0.7%)
Indiana Muni. Power Agency Rev.                                      6.125%     1/1/2013 (1)(ETM)        13,250        15,133
                                                                                                                  ------------


KANSAS (1.0%)
Kansas Dev. Finance Auth. Rev. (Sisters of Charity)                   5.00%    12/1/2025 (1)             12,000        11,740
Kansas Health System Dev. Auth. (St. Luke Mission)                   5.375%   11/15/2016 (1)              9,300         9,561
Kansas Health System Dev. Auth. (St. Luke Mission)                   5.375%   11/15/2021 (1)              3,000         3,048
                                                                                                                  ------------
                                                                                                                       24,349
                                                                                                                  ------------

KENTUCKY (1.9%)
Jefferson County KY Health System Rev. (Jewish Hosp.)                 5.75%     1/1/2026 (2)             11,000        11,643
Kentucky Dev. Finance Auth. Hosp. Fac. Rev.
   (St. Elizabeth's Medical Center)                                   6.00%    11/1/2010 (3)             23,885        25,064
Kentucky Educ. Dev. Auth. Medical Center Rev. (Ashland Hosp.)         5.00%     2/1/2018 (4)              2,000         1,966
Kentucky Educ. Dev. Auth. Medical Center Rev. (Ashland Hosp.)         5.00%     2/1/2028 (4)              5,935         5,767
                                                                                                                  ------------
                                                                                                                       44,440
                                                                                                                  ------------

LOUISIANA (2.6%)
Jefferson Parish LA Sales Tax Rev.                                    5.00%    12/1/2022 (4)              7,500         7,307
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2006 (3)              5,865         6,419
New Orleans LA GO                                                     0.00%     9/1/2010 (2)              8,500         5,009
New Orleans LA GO                                                     0.00%     9/1/2011 (2)             10,475         5,821
New Orleans LA GO                                                     0.00%     9/1/2013 (2)              9,000         4,459
New Orleans LA GO                                                     6.00%     9/1/2001 (2)(Prere.)      7,750         8,165
New Orleans LA GO                                                     6.00%     9/1/2021 (2)             14,500        15,088
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)            5.70%    5/15/2016 (4)              4,900         5,202
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)            5.75%    5/15/2021 (4)              3,200         3,382
                                                                                                                  ------------
                                                                                                                       60,852
                                                                                                                  ------------

MAINE (0.4%)
Maine Health & Higher Educ. Fac. Auth.
   (Eastern Maine Medical System)                                    6.375%    10/1/2001 (3)              8,000         8,655
                                                                                                                  ------------


MARYLAND (2.6%)
Maryland Health & Higher Educ. Fac. Auth. Rev. (Medlantic\Helix)      5.25%    8/15/2038 (4)             30,000        30,857
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Univ. of Maryland Medical System)                                 7.00%     7/1/2022 (3)             12,025        15,205
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Upper Chesapeake Hosp.)                                          5.375%     1/1/2028 (4)             12,500        12,845
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Upper Chesapeake Hosp.)                                           5.50%     1/1/2020 (4)              2,000         2,080
                                                                                                                  ------------
                                                                                                                       60,987
                                                                                                                  ------------

MASSACHUSETTS (4.7%)
Boston MA GO                                                          6.50%     7/1/2002 (2)(Prere.)      4,750         5,238
Massachusetts Consolidated Loan GO                                    7.00%     7/1/2009 (3)             32,250        38,974
Massachusetts Health & Educ. Fac. Auth. Rev. (Boston College)         6.75%     7/1/2001 (3)(Prere.)      6,385         6,925
Massachusetts Health & Educ. Fac. Auth. Rev. (Boston College)         6.75%     7/1/2011 (3)                210           226
Massachusetts Health & Educ. Fac. Auth. Rev. (Falmouth Hosp.)         5.50%     7/1/2008 (1)              1,425         1,504
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.00%     7/1/2028 (4)             30,000        28,798
Massachusetts Health & Educ. Fac. Auth. Rev. (Lahey Clinic)           7.85%     7/1/2003 (1)              3,000         3,438
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Massachusetts General Hosp.)                                      6.25%     7/1/2012 (2)             19,150        22,203


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                MATURITY                AMOUNT        VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO (Harvard Univ.)     4.00%     5/6/1999             $     900   $       900
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999                 1,850         1,853
                                                                                                                 ------------
                                                                                                                      110,059
                                                                                                                 ------------

MICHIGAN (3.7%)
Detroit MI Sewer System Rev.                                          5.00%     7/1/2027                 5,500         5,346
Detroit MI Sewer System Rev.                                          5.45%     7/1/2007 (3)             6,850         7,437
Michigan Hosp. Finance Auth. Rev. (Mercy Health)                     5.375%    8/15/2026 (2)             5,000         5,060
Michigan Strategic Fund (Detroit Edison)                              7.00%    7/15/2008 (1)            18,375        22,005
Monroe County MI Econ. Dev. Corp. (Detroit Edison)                    6.95%     9/1/2022 (3)            25,000        31,426
St. Clair MI Econ. Dev. Corp. (Detroit Edison)                        6.40%     8/1/2024 (2)             8,000         8,998
Univ. of Michigan Hosp. Rev. VRDO (Medical Service Plan)              4.25%     5/4/1999                 6,350         6,350
                                                                                                                 ------------
                                                                                                                      86,622
                                                                                                                 ------------

MINNESOTA (0.4%)
Southern Minnesota Muni. Power Agency Supply System Rev.              5.50%     1/1/2015 (2)             6,120         6,345
Southern Minnesota Muni. Power Agency Supply System Rev.              5.50%     1/1/2015 (2)(Prere.)     3,880         4,134
                                                                                                                 ------------
                                                                                                                      10,479
                                                                                                                 ------------

MISSOURI (0.3%)
Missouri Health & Educ. Fac. Auth. (Lester Cox Medical Center)        5.25%     6/1/2015 (1)             5,000         5,227
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            4.25%     5/4/1999                 2,000         2,000
                                                                                                                 ------------
                                                                                                                       7,227
                                                                                                                 ------------

NEBRASKA (2.4%)
Nebraska Public Power Dist. Rev.                                      0.00%     1/1/2006 (1)            24,465        18,385
Nebraska Public Power Dist. Rev.                                      0.00%     1/1/2007 (1)            24,485        17,497
Nebraska Public Power Dist. Rev.                                      0.00%     1/1/2008 (1)            15,000        10,190
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2011 (1)            10,000        10,505
                                                                                                                 ------------
                                                                                                                      56,577
                                                                                                                 ------------

NEVADA (0.3%)
Clark County NV GO                                                    6.50%     6/1/2017 (2)             5,000         5,952
                                                                                                                 ------------


NEW HAMPSHIRE (0.3%)
New Hampshire Higher Educ. (Hitchcock Clinic)                         6.00%     7/1/2015 (1)             7,560         8,074
                                                                                                                 ------------


NEW JERSEY (5.1%)
Atlantic County NJ Public Fac. COP                                    7.40%     3/1/2012 (3)             4,335         5,475
Hoboken-Union City-Weehawken NJ Sewerage Auth.                        6.25%     8/1/2014 (1)            10,185        11,926
Hoboken-Union City-Weehawken NJ Sewerage Auth.                        6.25%     8/1/2015 (1)            10,820        12,683
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2015 (1)             7,000         7,213
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Clares Riverside Medical Center)                            5.75%     7/1/2014 (1)             3,000         3,223
New Jersey Health Care Fac. Finance Auth. Rev. (Virtua Health)        5.25%     7/1/2014 (4)            14,985        15,486
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013 (1)            18,795        22,090
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2013 (1)            30,000        35,465
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2016 (1)             5,000         5,952
                                                                                                                 ------------
                                                                                                                     119,513
                                                                                                                 ------------

NEW MEXICO (0.5%)
Albuquerque NM Hosp. System (Presbyterian Health)                    6.375%     8/1/2007 (1)             4,000         4,373
Farmington NM Util. System Rev.                                       5.75%    5/15/2013 (3)             2,505         2,675
Farmington NM Util. System Rev.                                       5.75%    5/15/2013 (3)(ETM)          495           532
Univ. of New Mexico Rev.                                             5.375%     6/1/2026 (1)             5,000         5,107
                                                                                                                 ------------
                                                                                                                      12,687
                                                                                                                 ------------

NEW YORK (3.6%)
Long Island NY Power Auth. Electric System Rev. VRDO                  4.25%     5/4/1999 LOC               800           800
Metro. Transit Auth. of New York (Dedicated Petroleum Tax)            6.00%     4/1/2020 (1)            18,000        20,419
New York City NY GO VRDO                                              4.25%     5/4/1999 LOC             2,000         2,000
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          7.00%    6/15/2009 (2)             1,845         1,986
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                     4.25%     5/4/1999 (3)             7,540         7,540


------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
                                                                     COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (St. Johns Univ.)                 5.25%     7/1/2025 (1)          $   6,000   $     6,086
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                       4.70%    11/1/2008 (1)              7,125         7,273
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                       4.80%    11/1/2009 (1)             13,765        14,084
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                       4.90%    11/1/2010 (1)              4,575         4,659
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           6.00%    8/15/2015 (1)              5,000         5,496
Suffolk County NY Water Auth.                                         5.75%     6/1/2013 (2)              7,345         7,849
Triborough Bridge & Tunnel Auth. Rev. NY                              6.00%     1/1/2014                  4,500         4,691
Triborough Bridge & Tunnel Auth. Rev. NY                              6.00%     1/1/2015 (2)                260           276
                                                                                                                  ------------
                                                                                                                       83,159
                                                                                                                  ------------

NORTH CAROLINA (1.4%)
North Carolina Medical Care Rev. (St. Joseph's Health System)        5.125%    10/1/2028 (1)             10,000         9,887
North Carolina Medical Care Rev. (Wake County Hosp.)                  5.25%    10/1/2017 (1)             14,250        14,432
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2010 (1)              6,750         7,563
                                                                                                                  ------------
                                                                                                                       31,882
                                                                                                                  ------------

NORTH DAKOTA (0.9%)
Bismark ND Hosp. Rev. (Medical Center One Inc.)                       7.50%     5/1/2013 (5)             10,000        10,201
Mercer County ND PCR (Basin Electric Power)                           6.05%     1/1/2019 (2)             10,000        10,766
                                                                                                                  ------------
                                                                                                                       20,967
                                                                                                                  ------------

OHIO (4.5%)
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)             3.95%     5/5/1999                  2,700         2,700
Cleveland OH Public Power System Rev.                                 7.00%   11/15/2004 (1)(Prere.)      5,000         5,846
Cleveland OH School Dist. GO                                         5.875%    12/1/2011 (3)              4,720         5,098
Cleveland OH Water Works Rev.                                         6.25%     1/1/2002 (2)(Prere.)      2,405         2,606
Cleveland OH Water Works Rev.                                         6.25%     1/1/2015 (2)                 95           102
Cuyahoga County OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)         4.20%     5/4/1999 LOC              1,300         1,300
Cuyahoga County OH Hosp. Refunding & Improvement (Univ. Hosp.)       5.625%    1/15/2021 (1)             11,480        11,981
Franklin County OH Convention Center Rev.                             0.00%    12/1/2006 (1)              4,355         3,156
Greater Cleveland OH Regional Transp. Auth. GO                        5.65%    12/1/2006 (3)(Prere.)      5,000         5,544
Northeast Ohio Regional Sewer Dist. Rev.                              6.50%   11/15/2001 (2)(Prere.)      5,750         6,208
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                 7.10%     6/1/2018 (3)              6,500         6,859
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                 7.45%     3/1/2016 (3)              9,500         9,982
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                            4.40%     5/4/1999 LOC                200           200
Ohio GO                                                              7.625%     8/1/2009                  4,345         5,501
Ohio Solid Waste Rev. VRDO (BP Exploration & Oil Inc. Project)        4.30%     5/4/1999                  1,100         1,100
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                  5.125%     6/1/2019 (1)             18,000        18,066
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                   5.50%    12/1/2010 (1)              3,575         3,852
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                   5.50%     6/1/2012 (1)              3,175         3,390
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                   5.50%     6/1/2013 (1)              3,420         3,647
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                   5.50%     6/1/2014 (1)              7,475         7,938
                                                                                                                  ------------
                                                                                                                      105,076
                                                                                                                  ------------

OREGON (1.1%)
Oregon Health Sciences Univ. Rev.                                     5.25%     7/1/2025 (1)              8,000         8,051
Oregon Health, Housing, Educ. & Culture Fac. (Lewis & Clark College)  6.00%    10/1/2013 (1)              2,250         2,470
Portland OR Sewer System Rev.                                         5.50%     6/1/2017 (1)             15,000        15,560
                                                                                                                  ------------
                                                                                                                       26,081
                                                                                                                  ------------

PENNSYLVANIA (8.7%)
Allegheny County PA Hosp. Dev. Auth. Rev. (Presbyterian Hosp.)       7.125%     7/1/1999 (1)(Prere.)     12,500        12,828
Allegheny County PA Sanitation Auth. Sewer Rev.                      5.375%    12/1/2024 (1)             25,000        25,577
Allegheny County PA Sanitation Auth. Sewer Rev.                       5.50%    12/1/2016 (3)             10,000        10,344
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%    12/1/2019 (1)             20,000        21,662
Armstrong County PA Hosp. Auth. Rev.                                  6.25%     6/1/2013 (2)             18,400        19,871
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.            5.50%     8/1/2028 (2)             10,000        10,731
Lehigh County PA General Purpose Auth. (Lehigh Valley Hosp.)          6.50%     7/1/2002 (1)(Prere.)      6,655         7,334
Pennsylvania Convention Center Auth. Rev.                             6.00%     9/1/2019 (3)(ETM)        10,000        11,325
Pennsylvania Convention Center Auth. Rev.                             6.70%     9/1/2016 (3)(ETM)         9,970        12,039


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                MATURITY                AMOUNT        VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                    COUPON         DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Health Services Rev.
   (Allegheny/Delaware Valley)                                       5.875%   11/15/2016 (1)         $  20,000   $     20,196
Pennsylvania Turnpike Comm. Rev.                                      6.00%     6/1/2015 (1)             1,000         1,061
Philadelphia PA Gas Works Rev.                                        6.00%    5/15/2000 (2)(Prere.)     3,000         3,139
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2010 (3)            15,000        18,121
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2011 (3)            16,500        20,062
Pittsburgh PA Water & Sewer System Rev.                               7.25%     9/1/2014 (3)(ETM)        5,000         6,131
Sharon PA Reqional Health System Auth. Rev.
   (Mercer County PA Health System Rev.)                              5.00%    12/1/2028 (1)             2,920         2,802
                                                                                                                 ------------
                                                                                                                     203,223
                                                                                                                 ------------

PUERTO RICO (0.2%)
Puerto Rico Public Building Auth. Rev.                                0.00%     7/1/2001 (3)             4,150         3,843
                                                                                                                 ------------


RHODE ISLAND (0.2%)
Rhode Island Public Building Auth.                                    6.00%     2/1/2011 (2)             3,805         3,960
                                                                                                                 ------------


SOUTH CAROLINA (2.5%)
Piedmont SC Muni. Power Agency Rev.                                   5.00%     1/1/2018 (3)             3,400         3,355
Piedmont SC Muni. Power Agency Rev.                                   6.75%     1/1/2019 (3)            10,600        12,874
Piedmont SC Muni. Power Agency Rev.                                   6.75%     1/1/2020 (3)            23,515        28,605
Public Service Auth. Rev. of South Carolina                           6.25%     1/1/2022 (2)            13,000        14,451
                                                                                                                 ------------
                                                                                                                      59,285
                                                                                                                 ------------

SOUTH DAKOTA (0.6%)
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)         7.625%     7/1/1999 (1)(Prere.)     1,435         1,474
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)         7.625%     1/1/2008 (1)(Prere.)    10,065        12,349
                                                                                                                 ------------
                                                                                                                      13,823
                                                                                                                 ------------

TENNESSEE (2.5%)
Jackson TN Hosp. Rev. (Madison County General Hosp.)                  5.00%     4/1/2028 (2)            14,000        13,603
Johnson City TN Health & Educ. Rev. (Johnson City Medical Center)    5.125%     7/1/2025 (1)            15,000        14,797
Johnson City TN Health & Educ. Rev. (Johnson City Medical Center)     5.25%     7/1/2028 (1)            10,000        10,016
Nashville & Davidson County TN Health & Educ. Fac.
   (Meharry Medical College)                                          6.00%    12/1/2012 (2)             3,405         3,882
Tennessee Health, Educ. & Housing Fac. (Methodist Health System)      5.50%     8/1/2012 (1)             2,500         2,630
Tennessee Housing Dev. Agency                                        7.125%     7/1/2017 (1)             2,665         2,753
Tennessee School Board Auth. Higher Educ. Fac.                        5.50%     5/1/2022 (4)             9,000         9,408
                                                                                                                 ------------
                                                                                                                      57,089
                                                                                                                 ------------

TEXAS (5.7%)
Austin TX Combined Util. System Rev.                                  5.75%   11/15/2016 (2)            10,000        10,549
Corpus Christi TX Util. System Rev.                                   7.00%    7/15/2010 (3)             7,500         7,932
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Amoco Oil Project)       4.25%     5/4/1999                 5,925         5,925
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)           4.20%     5/4/1999                   300           300
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2012 (2)            26,000        13,469
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2000 (1)(Prere.)    12,280        13,186
Houston TX Water Conveyance System                                    6.25%   12/15/2012 (2)             8,340         9,584
Houston TX Water Conveyance System                                    6.80%   12/15/2010 (2)             5,490         6,516
Houston TX Water Conveyance System                                    6.80%   12/15/2011 (2)             8,910        10,634
Lower Colorado River Auth. Rev. of Texas                             5.625%     1/1/2015 (4)(Prere.)     3,055         3,330
Matagorda County TX  Rev. (Reliant Energy Inc.)                       5.25%     6/1/2026 (2)            15,000        14,978
Northeast Texas Hosp. Auth. (Northeast Medical Center)               5.625%    5/15/2017 (4)             7,425         7,770
Northeast Texas Hosp. Auth. (Northeast Medical Center)               5.625%    5/15/2022 (4)             7,110         7,440
Northeast Texas Hosp. Auth. (Northeast Medical Center)                6.00%    5/15/2009 (4)             3,945         4,385
Northeast Texas Hosp. Auth. (Northeast Medical Center)                6.00%    5/15/2010 (4)             2,000         2,224
San Antonio TX Electric & Gas System Rev.                             0.00%     2/1/2007 (3)            15,000        10,680
Southwest Texas Higher Educ. Auth. VRDO
   (Southern Methodist Univ.)                                         4.25%     5/4/1999 LOC               400           400
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                   0.00%     1/1/2010 (2)             6,000         3,644
                                                                                                                 ------------
                                                                                                                     132,946
                                                                                                                 ------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
UTAH (0.4%)
Intermountain Power Agency UT Power Supply Rev.                       5.00%     7/1/2019          $  10,000   $     9,788
                                                                                                              ------------


VIRGINIA (0.6%)
Henry County VA Public Service Auth.                                  6.25%   11/15/2019 (3)          1,500         1,599
Norfolk VA Water Dev.                                                 5.90%    11/1/2025 (1)         12,150        13,154
                                                                                                              ------------
                                                                                                                   14,753
                                                                                                              ------------

WASHINGTON (0.5%)
Seattle WA Muni. Light & Power VRDO                                   3.85%     5/5/1999              1,900         1,900
Snohomish County WA Mukilteo School Dist.                             5.65%    12/1/2010 (3)          3,950         4,360
Snohomish County WA Mukilteo School Dist.                             5.70%    12/1/2011 (3)          5,000         5,536
                                                                                                              ------------
                                                                                                                   11,796
                                                                                                              ------------

WEST VIRGINIA (1.2%)
West Virginia Hosp. Finance Auth. Rev. (Charleston Medical Center)    5.75%     9/1/2013 (1)          8,000         8,588
West Virginia State Building Comm. Rev. (Jail & Correctional Fac.)    7.00%     7/1/2011 (1)          7,325         8,987
West Virginia State Building Comm. Rev. (Jail & Correctional Fac.)    7.00%     7/1/2012 (1)          7,840         9,665
                                                                                                              ------------
                                                                                                                   27,240
                                                                                                              ------------

WISCONSIN (0.2%)
Wisconsin Health & Educ. Fac. Auth. Rev. (St. Luke's Medical Center)  7.10%    8/15/2001 (1)          4,000         4,376
Wisconsin Health & Educ. Fac. Auth. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity National
   Health System)                                                     3.85%     5/5/1999                200           200
                                                                                                              ------------
                                                                                                                    4,576
                                                                                                              ------------

WYOMING (0.2%)
Lincoln County WY PCR VRDO (Exxon Project)                            4.15%     5/4/1999              4,100         4,100
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,130,457)                                                                                            2,332,827
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               40,429
Liabilities                                                                                                       (44,225)
                                                                                                              ------------
                                                                                                                   (3,796)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 184,937,090 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $2,329,031
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $12.59
==========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with a value of $6,991,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 66.

--------------------------------------------------------------------------------------------------------------------------
 AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $2,147,322        $11.61
Undistributed Net Investment Income                                                                      --            --
Overdistributed Net Realized Gains--Note E                                                          (21,647)         (.12)
Unrealized Appreciation--Note F
  Investment Securities                                                                             202,370          1.09
  Futures Contracts                                                                                     986           .01
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $2,329,031        $12.59
==========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                MATURITY                AMOUNT        VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON         DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
-----------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.4%)
Birmingham AL Airport Auth.                                          5.375%     7/1/2020 (2)++       $   6,585   $     6,570
                                                                                                                 ------------

ALASKA (0.3%)
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      4.20%     5/4/1999                 2,200         2,200
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      4.25%     5/4/1999                 2,900         2,900
                                                                                                                 ------------
                                                                                                                       5,100
                                                                                                                 ------------

ARIZONA (1.0%)
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       4.20%     5/4/1999 LOC             5,700         5,700
Scottsdale AZ IDA (Memorial Hosp.)                                    6.00%     9/1/2012 (2)             4,000         4,400
Scottsdale AZ IDA (Memorial Hosp.)                                   6.125%     9/1/2017 (2)             4,700         5,146
                                                                                                                 ------------
                                                                                                                      15,246
                                                                                                                 ------------

CALIFORNIA (10.0%)
Anaheim CA Public Finance Auth.                                       6.00%     9/1/2013 (4)             7,000         8,044
Anaheim CA Public Finance Auth.                                       6.00%     9/1/2014 (4)             2,500         2,876
  California Dept. of Veteran Affairs                                 5.45%    12/1/2019 (2)             7,800         8,036
California GO                                                         6.25%     9/1/2012                 5,000         5,848
California Pollution Control Financing Auth.
   Solid Waste Disposal Rev. VRDO (Shell Oil Co.-Martinez)            4.20%     5/4/1999                 1,200         1,200
California Public Works Board Lease Rev.
   (Community College Project)                                       5.625%     3/1/2016 (2)            11,370        12,089
California Public Works Board Lease Rev. (Dept. of Corrections)       5.25%     1/1/2021 (2)             5,000         5,067
California Public Works Board Lease Rev. (Dept. of Corrections)      5.625%    11/1/2016 (1)            16,675        17,794
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     5.10%    5/17/2010                 7,000         6,988
Fresno CA Sewer Rev.                                                  6.25%     9/1/2010 (2)             6,395         7,460
Los Angeles County CA COP (Capital Fac. Project)                      6.50%     3/1/2000 (Prere.)       21,815        22,834
Los Angeles County CA Public Works Rev.                               5.50%    10/1/2011                 5,000         5,378
Los Angeles County CA Public Works Rev.                               5.50%    10/1/2012                 6,750         7,235
San Bernardino CA Medical Center COP                                  5.50%     8/1/2019 (1)            11,400        11,812
San Bernardino CA Medical Center COP                                  5.50%     8/1/2024 (1)            14,295        14,812
San Bernardino County CA COP (Capital Fac. Project)                  6.875%     8/1/2024 (ETM)          18,000        22,726
                                                                                                                 ------------
                                                                                                                     160,199
                                                                                                                 ------------

COLORADO (1.3%)
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2013 (1)            10,000         4,961
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2016 (1)            10,185         4,254
E-470 Public Highway Auth. CO Rev.                                    5.00%     9/1/2015 (1)            11,645        11,728
                                                                                                                 ------------
                                                                                                                      20,943
                                                                                                                 ------------


DISTRICT OF COLUMBIA (1.4%)
District of Columbia GO                                               5.40%     6/1/2012 (2)             5,000         5,220
District of Columbia GO                                               6.00%     6/1/2011 (1)             8,990        10,031
District of Columbia GO                                               6.75%     6/1/2000 (2)(Prere.)     6,100         6,434
District of Columbia GO                                               6.75%     6/1/2005 (1)                40            42
                                                                                                                 ------------
                                                                                                                      21,727
                                                                                                                 ------------

FLORIDA (2.6%)
Florida Turnpike Auth. Rev.                                           5.00%     7/1/2019 (3)            10,320        10,254
Orange County FL School Dist. COP                                    5.375%     8/1/2017 (1)             5,000         5,163
Sunrise FL Util. System Rev.                                          5.50%    10/1/2018 (2)            12,000        12,879
Tampa Bay FL Water Util. System Rev.                                  5.00%    10/1/2021 (3)            13,860        13,694
                                                                                                                 ------------
                                                                                                                      41,990
                                                                                                                 ------------

GEORGIA (2.6%)
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2019 (3)            10,000        10,730
College Park GA IDA GO (Civic Center)                                 7.00%     9/1/2010                11,500        13,717
Muni. Gas Auth. of Georgia Rev. VRDO                                  3.90%     5/5/1999 LOC               500           500
Metro. Atlanta GA Rapid Transit Auth. Rev.                            6.25%     7/1/2018                12,170        14,026
Putnam County GA Dev. Auth. PCR VRDO (Georgia Power Plant)            4.40%     5/4/1999                 3,200         3,200
                                                                                                                 ------------
                                                                                                                      42,173
                                                                                                                 ------------




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
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                MATURITY                AMOUNT        VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON         DATE                 (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
HAWAII (0.6%)
Honolulu HI GO                                                       5.125%     7/1/2012 (3)         $   4,000   $     4,123
Honolulu HI GO                                                       5.125%     7/1/2013 (3)             4,580         4,704
                                                                                                                 ------------
                                                                                                                       8,827
                                                                                                                 ------------

ILLINOIS (3.9%)
Chicago IL Metro. Water Capital Improvement Rev.                      7.00%     1/1/2011                20,000        24,255
Chicago IL Public Building Comm.                                      7.00%     1/1/2020 (1)(ETM)        6,000         7,508
Chicago IL Rev. VRDO (Midway Airport)                                 4.40%     5/4/1999 (1)             4,600         4,600
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)          7.40%    12/1/2024 (1)             8,150         9,472
Illinois Metro. Pier & Exposition Auth. Rev.                          6.75%     6/1/2010 (1)             6,000         7,122
Joliet IL Regional Port Dist. Marine Terminal VRDO (Exxon Project)    4.25%     5/4/1999                 4,600         4,600
Will County IL Community School Dist.                                 0.00%    11/1/2013 (4)            10,000         4,879
                                                                                                                 ------------
                                                                                                                      62,436
                                                                                                                 ------------

INDIANA (1.5%)
Indiana Health Fac. Financing Auth. Hosp. Rev. (Ancilla System, Inc.) 5.75%     7/1/2015 (1)             4,470         4,645
Indiana Office Building Comm. Rev. (Capitol Complex)                  6.90%     7/1/2011                16,875        20,042
                                                                                                                 ------------
                                                                                                                      24,687
                                                                                                                 ------------

LOUISIANA (1.7%)
De Soto Parish LA PCR (Southwestern Electric Power Co.)               7.60%     1/1/2019                24,300        27,338
                                                                                                                 ------------


MAINE (0.7%)
Maine Health & Higher Educ. Fac. Auth. Rev.                           5.25%     7/1/2023 (1)++          11,495        11,447
                                                                                                                 ------------


MARYLAND (1.3%)
Maryland Health & Higher Educ. Fac. Auth. Rev. (Medlantic\Helix)      5.25%    8/15/2038 (4)            20,000        20,571
                                                                                                                 ------------


MASSACHUSETTS (10.4%)
Massachusetts Bay Transp. Auth.                                       7.00%     3/1/2021                15,000        18,621
Massachusetts GO                                                      5.75%     5/1/2002 (Prere.)        7,500         8,072
Massachusetts GO                                                      6.00%     6/1/2001 (Prere.)        3,500         3,670
Massachusetts GO                                                      6.50%     8/1/2011                 2,345         2,523
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.00%     7/1/2019 (1)             3,450         3,389
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.70%     7/1/2015                 6,500         6,543
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.00%     7/1/2018 (4)            19,920        19,534
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Univ. of Massachusetts Memorial)                                  5.00%     7/1/2018 (2)             3,685         3,614
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Univ. of Massachusetts Memorial)                                  5.00%     7/1/2028 (2)             3,500         3,360
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO (Harvard Univ.)     4.00%     5/6/1999                 5,725         5,725
Massachusetts Housing Finance Agency                                 6.125%   11/15/2008                 3,500         3,707
Massachusetts Port Auth. Rev.                                         5.00%     7/1/2018                 3,500         3,474
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999                 1,490         1,492
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)            5.125%     1/1/2023 (1)            23,000        22,734
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)             5.25%     1/1/2029 (1)            12,440        12,533
Massachusetts Water Resources Auth. Rev.                              5.50%    7/15/2002 (Prere.)        5,000         5,279
Massachusetts Water Resources Auth. Rev.                              5.50%    11/1/2006 (3)(Prere.)     4,880         5,357
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2019 +              32,000        37,656
                                                                                                                 ------------
                                                                                                                     167,283
                                                                                                                 ------------

MICHIGAN (2.7%)
Detroit MI GO                                                        6.375%     4/1/2007                 4,500         4,956
Grand Rapids MI Tax Increment Rev. (Downtown Project)                6.875%     6/1/2024 (1)             7,500         8,528
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2018                 7,000         6,820
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2027                 5,000         4,779





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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
Univ. of Michigan Hosp. Rev. VRDO                                     4.25%     5/4/1999              $   3,600   $     3,600
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2018 (1)             15,005        15,056
                                                                                                                  ------------
                                                                                                                       43,739
                                                                                                                  ------------

MISSOURI (0.8%)
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            4.25%     5/4/1999                 12,400        12,400
                                                                                                                  ------------


NEVADA (3.7%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.85%     5/5/1999 (1)              1,193         1,193
Clark County NV Building Auth.                                        5.25%    6/15/2016 (3)              7,000         7,152
Clark County NV Passenger Fac. Rev.                                  5.375%     7/1/2014 (1)             14,780        15,510
Humboldt County NV PCR (Idaho Power Co.)                              8.30%    12/1/2014                  9,100        10,691
Nevada GO                                                             5.00%    5/15/2022 (1)              5,520         5,387
Nevada GO                                                             5.25%    5/15/2016                  6,570         6,731
Nevada GO                                                             5.25%    9/15/2027                 12,760        12,862
                                                                                                                  ------------
                                                                                                                       59,526
                                                                                                                  ------------

NEW JERSEY (2.3%)
New Jersey Health Care Fac. Auth. Rev.
   (Atlantic City Medical Center)                                     6.80%     7/1/2005                  3,500         3,839
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2002 (Prere.)         3,255         3,559
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013                 10,000        11,753
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2019                 16,745        18,141
                                                                                                                  ------------
                                                                                                                       37,292
                                                                                                                  ------------

NEW YORK (11.6%)
Babylon NY Waste Water Fac. GO                                        9.00%     8/1/2008 (3)              4,900         6,553
Babylon NY Waste Water Fac. GO                                        9.00%     8/1/2009 (3)              2,800         3,800
Babylon NY Waste Water Fac. GO                                        9.00%     8/1/2010 (3)              4,900         6,745
Long Island NY Power Auth. Electric System Rev.                      5.125%    12/1/2022 (4)             35,155        35,082
Metro. Transit Auth. of New York (Decicated Petroleum Tax)            5.25%     4/1/2026 (1)              4,675         4,736
Metro. Transit Auth. of New York (Dedicated Petroleum Tax)            6.00%     4/1/2020 (1)             13,665        15,501
Metro. Transit Auth. of New York (Transp. Fac. Rev.)                  5.70%     7/1/2017 (1)              8,320         8,884
New York City NY GO                                                   7.10%     2/1/2010 (1)              1,075         1,177
New York City NY Muni. Water Finance Auth.
   Water &Sewer System Rev.                                           7.00%    6/15/2001 (Prere.)         2,520         2,715
New York City NY Muni. Water Finance Auth.
   Water &Sewer System Rev. VRDO                                      4.25%     5/4/1999 (3)              7,280         7,280
New York City NY Transitional Finance Auth. Rev.                      5.00%     5/1/2017                  5,000         4,977
New York State Dormitory Auth. Rev. (State Univ.)                     5.00%    5/15/2014                 10,000        10,039
New York State Dormitory Auth. Rev. (State Univ.)                     7.50%    5/15/2011                 18,900        22,976
New York State Local Govt. Assistance Corp.                          5.375%     4/1/2012                  5,275         5,534
New York State Local Govt. Assistance Corp.                           5.40%     4/1/2013                 13,125        13,769
New York State Local Govt. Assistance Corp.                           5.40%     4/1/2015                  5,700         5,937
New York State Medical Care Fac. Finance Auth. Agency Rev.
   (Hosp. & Nursing Home Mortgage Rev.)                              6.875%    2/15/2002 (7)(Prere.)        640           705
New York State Medical Care Fac. Finance Auth. Agency Rev.
   (Hosp. & Nursing Home Mortgage Rev.)                              6.875%    2/15/2032 (7)              4,360         4,738
Triborough Bridge & Tunnel Auth. Rev. NY                              5.00%     1/1/2015 (4)              5,000         5,033
Triborough Bridge & Tunnel Auth. Rev. NY                              5.00%     1/1/2016 (4)              5,000         5,004
Triborough Bridge & Tunnel Auth. Rev. NY                              5.20%     1/1/2022                  3,400         3,415
Triborough Bridge & Tunnel Auth. Rev. NY                             6.125%     1/1/2021                 10,000        11,507
                                                                                                                  ------------
                                                                                                                      186,107
                                                                                                                  ------------

NORTH CAROLINA (2.4%)
New Hanover County NC Hosp. Rev.
   (New Haven Regional Medical Center Project)                        5.00%    10/1/2028 (1)              5,000         4,857
North Carolina Eastern Muni. Power Agency Rev.                        6.50%     1/1/2018 (ETM)            4,625         5,536
North Carolina Eastern Muni. Power Agency Rev.                        7.50%     1/1/2009 (Prere.)         4,935         6,178
North Carolina Medical Care Rev. (Novant Health Project)              5.00%    10/1/2024                  5,200         5,068
North Carolina Medical Care Rev. (St. Joseph's Health System)         5.10%    10/1/2018                  5,000         4,950
North Carolina Medical Care Rev. (St. Joseph's Health System)        5.125%    10/1/2028                  4,000         3,955
North Carolina Medical Care Rev. (Wake County Hosp.)                  5.25%    10/1/2017 (1)              7,100         7,191
                                                                                                                  ------------
                                                                                                                       37,735
                                                                                                                  ------------




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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
OHIO (0.5%)
Franklin County OH Hosp. Rev. (Children's Hosp.)                      5.75%    11/1/2020          $   2,945   $     3,099
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                            4.20%     5/4/1999 LOC          2,900         2,900
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                            4.40%     5/4/1999 LOC          1,300         1,300
                                                                                                              ------------
                                                                                                                    7,299
                                                                                                              ------------

OKLAHOMA (1.0%)
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                        5.625%    8/15/2029             10,000         9,950
Tulsa OK Metro. Util. Auth. Rev.                                      5.75%     9/1/2019 (1)          5,525         5,898
                                                                                                              ------------
                                                                                                                   15,848
                                                                                                              ------------

OREGON (0.7%)
Portland OR Sewer System Rev.                                         5.50%     6/1/2017 (1)         10,090        10,467
                                                                                                              ------------


PENNSYLVANIA (11.2%)
Allegheny County PA Sanitation Auth. Sewer Rev.                      5.375%    12/1/2024 (1)          9,500         9,719
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%    12/1/2019 (1)         10,000        10,831
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.10%     7/1/2013             15,000        15,437
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.            5.50%     8/1/2028 (2)         15,000        16,097
Lehigh County PA General Purpose Hosp. Auth. Rev. VRDO
   (Lehigh Valley Health Network)                                     4.15%     5/4/1999 (2)          4,200         4,200
Pennsylvania GO                                                      6.375%    9/15/2009             11,000        11,871
Pennsylvania GO                                                      6.375%    9/15/2010              8,820         9,506
Pennsylvania GO                                                      6.375%    9/15/2011              5,975         6,440
Pennsylvania GO                                                      6.375%    9/15/2012             13,500        14,554
Pennsylvania Housing Finance Agency Residential Dev. Rev.             7.50%     7/1/2006              3,890         4,166
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.00%    12/1/2023 (2)         15,685        15,337
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                         5.125%    5/15/2018 (2)         10,000         9,898
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2010 (3)         20,000        24,161
Pittsburgh PA GO                                                      5.25%     9/1/2016 (3)          8,195         8,376
Pittsburgh PA School Dist.                                            5.50%     9/1/2014 (1)          4,715         4,976
Pittsburgh PA Water & Sewer Auth. Rev.                                6.50%     9/1/2013 (3)         10,000        11,873
Radnor Township PA School Auth.                                      9.875%    9/15/2000 (ETM)          200           205
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financial Program)      4.00%     5/5/1999 (2)          2,700         2,700
                                                                                                              ------------
                                                                                                                  180,347
                                                                                                              ------------

PUERTO RICO (0.3%)
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2014 (1)          2,580         2,711
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2014 (4)          2,000         2,102
                                                                                                              ------------
                                                                                                                    4,813
                                                                                                              ------------

SOUTH CAROLINA (1.0%)
Piedmont SC Muni. Power Agency Rev.                                   6.50%     1/1/2015 (3)         12,210        14,477
Piedmont SC Muni. Power Agency Rev.                                   6.50%     1/1/2015 (3)(ETM)     2,035         2,415
                                                                                                              ------------
                                                                                                                   16,892
                                                                                                              ------------

TENNESSEE (1.6%)
Johnson City TN Health & Educ. Rev. (Johnson City Medical Center)    5.125%     7/1/2025 (1)         15,000        14,797
Johnson City TN Health & Educ. Rev. (Johnson City Medical Center)     5.25%     7/1/2028 (1)         10,570        10,587
                                                                                                              ------------
                                                                                                                   25,384
                                                                                                              ------------

TEXAS (11.3%)
Austin TX Independent School Dist.                                    0.00%     8/1/2013              7,325         3,639
Bexar County TX Health Fac. Dev. Corp. (Baptist Health System)       5.375%   11/15/2022 (1)          5,000         5,062
Brazos County TX Health Dev. Franciscan Service Corp.                5.375%     1/1/2022 (1)          5,750         5,819
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Amoco Oil Project)       4.25%     5/4/1999                480           480
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)           4.20%     5/4/1999              2,890         2,890
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp.)                                                  4.30%     5/4/1999              4,600         4,600
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (St. Lukes Episcopal Hosp.)                                        4.25%     5/4/1999              3,800         3,800
Houston TX Hotel Occupancy Tax Rev.                                   5.50%     7/1/2011 (4)         21,760        22,767
Houston TX Independent School Dist.                                   0.00%    9/15/2012 (2)          6,150         3,219


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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2012 (2)        $20,500   $    10,620
Houston TX Water & Sewer System Rev.                                 6.375%    12/1/2001 (2)(Prere.)    360           391
Houston TX Water & Sewer System Rev.                                 6.375%    12/1/2017 (2)          5,640         6,062
Lewisville TX Independent School Dist.                                0.00%    8/15/2016              5,630         2,349
Lewisville TX Independent School Dist.                                0.00%    8/15/2017              6,940         2,728
North Central Texas Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                      4.25%     5/4/1999 (1)          6,000         6,000
North East TX Independent School Dist.                                5.00%     2/1/2016              6,425         6,432
Round Rock TX Independent School Dist.                                0.00%    8/15/2011 (1)          5,000         2,781
San Antonio TX Electric & Gas Rev.                                    5.00%     2/1/2002 (Prere.)       610           636
San Antonio TX Electric & Gas Rev.                                    5.00%     2/1/2017             13,525        13,430
Southwest Texas Higher Educ. Auth. VRDO
   (Southern Methodist Univ.)                                         4.25%     5/4/1999 LOC          1,700         1,700
Texas City TX IDA (Arco Pipeline Project)                            7.375%    10/1/2020             17,000        21,925
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                   5.25%     1/1/2023 (3)         19,300        19,419
Texas Water Dev. Board Rev.                                           5.25%    7/15/2017              7,000         7,108
Texas Water Dev. Board Rev.                                           6.50%    7/15/2010             17,425        20,465
Texas Water Dev. Board Rev.                                           7.05%     8/1/2025              5,655         6,419
                                                                                                              ------------
                                                                                                                  180,741
                                                                                                              ------------

UTAH (1.3%)
Intermountain Power Agency UT Power Supply Rev.                       5.00%     7/1/2020 (1)         18,345        17,807
Intermountain Power Agency UT Power Supply Rev.                       5.75%     7/1/2019 (1)          3,000         3,205
                                                                                                              ------------
                                                                                                                   21,012
                                                                                                              ------------

VIRGINIA (0.9%)
Henrico County VA Water & Sewer Rev.                                  5.00%     5/1/2022              3,630         3,586
Richmond VA Metro. Expressway Auth. Rev.                             6.375%    7/15/2016 (3)          5,400         5,937
Virginia College Building Auth. (Washington & Lee Univ.)              5.25%     1/1/2031 (1)          5,430         5,660
                                                                                                              ------------
                                                                                                                   15,183
                                                                                                              ------------

WASHINGTON (3.9%)
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2017 (1)         11,685         4,593
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2018 (1)         10,000         3,698
Washington Department of Ecology COP
   (State Office Building Project)                                    5.00%     4/1/2016             27,820        27,382
Washington GO                                                         5.00%     7/1/2022              9,750         9,501
Washington GO                                                         5.50%     5/1/2018              4,000         4,295
Washington GO                                                         6.75%     2/1/2015              3,450         4,209
Washington GO VRDO                                                    4.00%     5/5/1999              6,600         6,600
Washington Health Care Fac. Auth. Rev. VRDO
  (Virginia Mason Medical Center)                                     4.25%     5/4/1999 (1)          1,670         1,670
                                                                                                              ------------
                                                                                                                   61,948
                                                                                                              ------------

WEST VIRGINIA (0.7%)
West Virginia Building Comm. Rev. (Jail & Correction Fac.)            7.00%     7/1/2014 (1)          8,975        11,118
                                                                                                              ------------


WISCONSIN (2.0%)
Wisconsin Center Dist. Tax Rev.                                       5.25%   12/15/2023 (4)          8,000         8,281
Wisconsin Clean Water Rev.                                           6.875%     6/1/2011             20,500        24,765
                                                                                                              ------------
                                                                                                                   33,046
                                                                                                              ------------

WYOMING (0.1%)
Lincoln County WY PCR VRDO (Exxon Project)                            4.20%     5/4/1999              1,500         1,500
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,490,664)                                                                                            1,598,934
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                  VALUE*
                                                                                                                   (000)
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                          $    26,753
Liabilities                                                                                                       (21,475)
                                                                                                              ------------
                                                                                                                    5,278
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 143,382,835 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,604,212
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.19
==========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with a value of $2,589,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 66.


--------------------------------------------------------------------------------------------------------------------------
 AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,507,658       $10.51
Undistributed Net Investment Income                                                                       --           --
Overdistributed Net Realized Gains--Note E                                                           (12,718)        (.09)
Unrealized Appreciation--Note F
   Investment Securities                                                                             108,270          .76
   Futures Contracts                                                                                   1,002          .01
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,604,212       $11.19
==========================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                           COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
--------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.7%)
Alabama Special Care Fac. (Baptist Health System)                    5.875%   11/15/2026 (1)      $   5,000   $     5,077
McIntosh AL IDR (Environmental Improvement)                          5.375%     6/1/2028             17,000        17,148
                                                                                                              ------------
                                                                                                                   22,225
                                                                                                              ------------

ALASKA (0.1%)
North Slope Borough AK GO                                             7.50%    6/30/2001 (3)          3,000         3,236
                                                                                                              ------------


ARIZONA (1.2%)
Board of Regents Rev. (Univ. of Arizona)                              6.20%     6/1/2016             26,660        30,794
Pima County AZ IDA Multi Family Mortgage (La Cholla Project)          8.50%     7/1/2020 +            6,650         7,440
                                                                                                              ------------
                                                                                                                   38,234
                                                                                                              ------------

ARKANSAS (0.1%)
North Little Rock AR Electric System Rev.                             6.50%     7/1/2015 (1)          3,450         4,126
                                                                                                              ------------


CALIFORNIA (8.8%)
Alameda CA Corridor Transp. Auth. Rev.                                5.00%    10/1/2029 (1)         39,250        38,467
California Educ. Fac. Auth. (Univ. of Southern California)            5.70%    10/1/2015              6,000         6,500
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      4.00%     5/5/1999              1,900         1,900
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     5.10%    5/17/2010             18,000        17,969
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     5.25%    5/15/2013             20,000        20,032
California Veterans GO                                                5.20%    12/1/2010             22,000        22,815
California Veterans GO                                                5.25%    12/1/2011             38,000        39,245
Capistrano CA Unified School Dist. Community Fac. Special Tax         5.40%     9/1/2012              2,020         2,034
Capistrano CA Unified School Dist. Community Fac. Special Tax         5.60%     9/1/2014              1,570         1,570
Capistrano CA Unified School Dist. Community Fac. Special Tax         5.65%     9/1/2015              2,555         2,552
Capistrano CA Unified School Dist. Community Fac. Special Tax         5.75%     9/1/2029              7,000         6,979
Sacramento CA Finance Auth. Lease Rev.                                5.40%    11/1/2020             12,565        13,054
San Bernardino County CA COP (Capital Fac. Project)                  6.875%     8/1/2024 (ETM)       25,220        31,842
San Bernardino County CA COP (Medical Center Funding)                 7.00%     8/1/2020             12,180        15,382
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2007 (1)          3,500         2,521
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2009 (1)          4,095         2,658
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2016             22,500        16,191
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2017             20,000        14,420
Southern California Public Power Auth. Rev.                           6.00%     7/1/2018              3,985         4,052
Univ. of California Hosp. (Medical Center)                            6.00%     7/1/2026 (2)         10,260        11,020
                                                                                                              ------------
                                                                                                                  271,203
                                                                                                              ------------

COLORADO (3.3%)
Denver CO City & County School Dist.                                  5.00%    12/1/2023 (3)         25,800        25,440
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2003 (1)          8,200         6,924
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2006 (1)         22,000        16,090
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2007 (1)         12,500         8,689
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2008 (1)         14,000         9,249
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2009 (1)         16,195        10,131
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2010 (1)          7,185         4,239
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2012 (1)         26,795        14,087
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2013 (1)          5,000         2,480
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2014 (1)          5,000         2,344
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2015 (1)          5,000         2,214
                                                                                                              ------------
                                                                                                                  101,887
                                                                                                              ------------

CONNECTICUT (0.8%)
Connecticut Dev. Auth. PCR (Connecticut Power & Light)                5.85%     9/1/2028             25,475        25,674
                                                                                                              ------------


DISTRICT OF COLUMBIA (2.4%)
District of Columbia GO                                               5.75%     6/1/2010 (1)         15,000        16,375
District of Columbia GO                                               6.00%     6/1/2012 (1)          7,000         7,845
Metro. Washington D.C. Airport Auth. Rev.                             5.50%    10/1/2009 (3)          6,795         7,279
Metro. Washington D.C. Airport Auth. Rev.                             5.50%    10/1/2010 (3)          7,270         7,740
Metro. Washington D.C. Airport Auth. Rev.                             5.50%    10/1/2024 (1)         10,630        10,824


------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE        MARKET
                                                                                MATURITY                 AMOUNT        VALUE*
                                                                     COUPON         DATE                  (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
Metro. Washington D.C. Airport Auth. Rev.                             5.70%    10/1/2007 (1)          $  12,900   $    13,898
Metro. Washington D.C. Airport Auth. Rev.                            5.875%    10/1/2015 (1)              8,400         8,942
                                                                                                                  ------------
                                                                                                                       72,903
                                                                                                                  ------------

FLORIDA (2.6%)
Citrus County FL PCR (Florida Power Corp.)                            6.35%     2/1/2022                  6,500         7,019
Collier County FL School Board COP                                    5.00%    2/15/2016 (4)              5,550         5,574
Hillsborough County FL Aviation Auth. Rev. (Tampa Airport)            5.25%    10/1/2003 (2)              2,000         2,109
Lee County FL IDA Health Care Fac. Rev. (Shell Point Village Project) 5.50%   11/15/2021                  3,750         3,698
Lee County FL IDA Health Care Fac. Rev. (Shell Point Village Project) 5.75%   11/15/2011                  1,475         1,546
Lee County FL IDA Health Care Fac. Rev. (Shell Point Village Project) 5.75%   11/15/2014                  1,000         1,028
Orange County FL School Master Lease COP                              6.00%     8/1/2008 (1)             11,580        13,031
Orange County FL School Master Lease COP                              6.00%     8/1/2009 (1)             12,255        13,826
Orange County FL School Master Lease COP                              6.00%     8/1/2010 (1)             12,825        14,496
Orlando FL Special Assessment Rev.
   (Conroy Road Interchange Project)                                  5.25%     5/1/2005                  2,005         1,986
Orlando FL Special Assessment Rev.
   (Conroy Road Interchange Project)                                  5.50%     5/1/2010                  1,000           989
Orlando FL Special Assessment Rev.
   (Conroy Road Interchange Project)                                  5.80%     5/1/2026                  1,000           984
Orlando FL Util. Comm. Rev.                                           6.75%    10/1/2017                  2,200         2,672
Palm Beach County FL Solid Waste Auth. Rev.                           6.00%    10/1/2007 (2)             10,850        12,141
                                                                                                                  ------------
                                                                                                                       81,099
                                                                                                                  ------------

GEORGIA (4.4%)
Atlanta GA Water & Sewer Rev.                                         5.25%     1/1/2007 (3)(Prere.)      7,850         8,442
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2015 (3)              8,500         9,203
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2016 (3)              7,000         7,567
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2017 (3)              8,000         8,610
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.85%     5/5/1999 (3)             12,895        12,895
Cartersville GA Water & Waste Water Fac.
   (Anheuser-Busch Cos., Inc.)                                        7.40%    11/1/2010                  5,000         6,085
Dalton County GA Dev. Auth. (Hamilton Health Care System)             5.50%    8/15/2017 (1)              5,000         5,340
Dalton County GA Dev. Auth. (Hamilton Health Care System)             5.50%    8/15/2026 (1)             12,000        12,739
Effingham County GA Dev. Auth. Solid Waste Disposal Rev.
   (Fort James Project)                                              5.625%     7/1/2018                 31,050        31,137
Muni. Electric Auth. of Georgia Rev.                                  6.60%     1/1/2018 (1)              5,000         5,963
Muni. Gas Auth. of Georgia Rev. VRDO                                  3.90%     5/5/1999 LOC             12,610        12,610
Savannah GA Hosp. Auth. Rev. (Candler Hosp.)                          7.00%     1/1/2003 (Prere.)        13,000        14,562
                                                                                                                  ------------
                                                                                                                      135,153
                                                                                                                  ------------

HAWAII (1.9%)
Hawaii Dept. of Budget & Finance (Hawaiian Electric Co.)              4.95%     4/1/2012 (1)             15,000        15,418
Hawaii GO                                                             6.25%     3/1/2007 (3)              5,000         5,628
Hawaii Harbor Capital Improvement Rev.                                5.50%     7/1/2027 (1)             18,500        18,991
Honolulu HI GO                                                       5.125%     7/1/2015 (3)              4,095         4,157
Honolulu HI GO                                                       5.125%     7/1/2016 (3)             10,655        10,767
Honolulu HI City & County Waste Water Systen Rev.                     0.00%     7/1/2017 (3)              6,000         2,361
Honolulu HI City & County Waste Water System Rev.                     0.00%     7/1/2018 (3)              2,000           741
                                                                                                                  ------------
                                                                                                                       58,063
                                                                                                                  ------------

ILLINOIS (3.5%)
Chicago IL Public Building Comm.                                      7.00%     1/1/2015 (1)(ETM)        10,000        11,718
Chicago IL Public Building Comm.                                      7.00%     1/1/2020 (1)(ETM)        10,000        12,513
Cook County IL GO                                                     6.60%   11/15/2002 (1)(Prere.)     12,000        13,373
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)          7.40%    12/1/2024 (1)             20,000        23,245
Illinois Dev. Finance Auth. Rev. (Regency Park Project)              10.25%    4/15/2019 o                6,500         5,265
Illinois Dev. Finance Auth. Rev. (Regency Park Project)             10.625%    4/15/2020 o                6,000         4,860
Illinois Dev. Finance Auth. Rev. Solid Waste Disposal
   (Waste Management Project)                                         5.05%     1/1/2010                  4,000         3,990
Illinois Health Fac. Auth. Rev. (Centegra Health System)              5.10%     9/1/2011                  3,105         3,087
Illinois Health Fac. Auth. Rev. (Centegra Health System)              5.25%     9/1/2018                  3,500         3,384
Illinois Health Fac. Auth. Rev. (Centegra Health System)              5.25%     9/1/2024                  7,500         7,166
Illinois Health Fac. Auth. Rev. Certificate of Beneficial Interest
   (Adventist Living Centers)                                            --           -- o                  770             0
Illinois Health Fac. Auth. Rev. (United Medical Center)              8.125%     7/1/2003 (Prere.)         2,360         2,646



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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                           COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Illinois Toll Highway Auth. Rev.                                      6.30%     1/1/2011          $   5,000   $     5,746
Illinois Toll Highway Auth. Rev. PUT                                  3.30%     5/4/1999 (1) LOC     10,000        10,000
Loves Park IL First Mortgage Rev. (Hoosier Care)                      9.75%     8/1/2019              1,490         1,544
                                                                                                              ------------
                                                                                                                  108,537
                                                                                                              ------------

INDIANA (2.3%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)        7.375%     7/1/2023             19,400        24,477
Indiana Office Building Comm. Rev. (Capitol Complex)                  6.90%     7/1/2011 +           15,660        18,599
Indianapolis IN Local Public Improvement Bond Bank                    6.75%     2/1/2014             21,500        25,606
Indianapolis IN Local Public Improvement Bond Bank                    6.75%     2/1/2020              2,500         2,741
                                                                                                              ------------
                                                                                                                   71,423
                                                                                                              ------------

IOWA (0.4%)
Des Moines IA Rev. (Des Moines General Hosp.)                         8.25%   11/15/2011              9,620        11,015
                                                                                                              ------------


KANSAS (0.3%)
Topeka KS Public Building Comm.                                       5.00%     6/1/2027 (1)          8,250         8,151
                                                                                                              ------------


KENTUCKY (0.4%)
Jefferson County KY (Jewish Hosp. Health)                             5.65%     1/1/2017 (2)          8,000         8,396
Jefferson County KY (Jewish Hosp. Health)                             5.70%     1/1/2021 (2)          2,000         2,106
Kentucky Property & Buildings Comm. Rev.                              5.80%     9/1/2006              3,100         3,337
                                                                                                              ------------
                                                                                                                   13,839
                                                                                                              ------------

LOUISIANA (1.4%)
Calcasieu Parish LA IDR PCR (Entergy Gulf States Inc.)                5.45%     7/1/2010              5,000         4,992
Iberia Parish LA Hosp. Services Dist. Rev.                            8.00%    5/26/2016              6,250         6,570
Louisiana GO                                                          5.25%    4/15/2010 (4)         10,610        11,206
Louisiana Health Educ. Auth. (Lambeth House Project)                  8.75%    10/1/2006 (Prere.)    12,295        15,941
West Feliciana Parish LA PCR (Gulf States Util.)                      9.00%     5/1/2015              4,000         4,292
                                                                                                              ------------
                                                                                                                   43,001
                                                                                                              ------------

MARYLAND (1.2%)
Hagerstown MD Energy Financing Administration
   Solid Waste Disposal Rev. (Hagerstown Fiber Project)               9.00%   10/15/2016 o           17,500         3,850
Maryland Health & Higher Educ. Fac. Auth. Rev. (Medlantic\Helix)      5.25%    8/15/2038 (4)         32,055        32,970
                                                                                                              ------------
                                                                                                                   36,820
                                                                                                              ------------

MASSACHUSETTS (6.9%)
Massachusetts Dev. Finance Agency VRDO (Brooks School)                4.00%     5/6/1999 (1)          2,500         2,500
Massachusetts GO                                                      6.00%     6/1/2001 (Prere.)    14,750        15,467
Massachusetts Grant Anticipation Notes                                5.25%    6/15/2012             20,000        20,971
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.70%     7/1/2015             23,500        23,657
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO (Harvard Univ.)     4.00%     5/6/1999                200           200
Massachusetts Housing Finance Agency  Rev.                            5.95%    10/1/2008 (2)         27,485        29,261
Massachusetts Industrial Finance Agency Resource Recovery Rev.
   (Refusetech Inc. Project)                                          6.30%     7/1/2005             34,500        37,041
Massachusetts Industrial Finance Agency Solid Waste Dispoal Rev.
   (Massachusetts Paper Co. Project)                                  8.50%    11/1/2012              5,771         5,728
Massachusetts Turnpike Auth. BAN                                      5.00%     6/1/1999              2,335         2,338
Massachusetts Water Resources Auth. Rev.                              5.00%     8/1/2024 (1)         25,880        25,155
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2019             43,700        51,424
                                                                                                              ------------
                                                                                                                  213,742
                                                                                                              ------------

MICHIGAN (4.9%)
Detroit MI GO                                                         6.25%     4/1/2005             13,000        14,205
Detroit MI GO                                                        6.375%     4/1/2006              8,635         9,511
Dickinson County MI Memorial Hosp. System Rev.                       7.625%    11/1/2005                960         1,049
Dickinson County MI Memorial Hosp. System Rev.                        8.00%    11/1/2014              5,700         6,501
Flint MI Hosp. Building Auth. (Hurley Medical Center)                 5.25%     7/1/2016              4,000         3,829
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)             5.50%    10/1/2027             28,750        27,477
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)             7.50%    10/1/2005 (Prere.)     6,620         7,883
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)             8.10%    10/1/2005 (Prere.)     5,000         6,198
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)            8.125%    10/1/2005 (Prere.)    15,000        18,613
Michigan Hosp. Finance Auth. Rev. (McLaren Health Care Corp.)         5.00%     6/1/2028             22,000        20,382


--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Michigan Housing Dev. Auth. Rev.                                      6.30%     4/1/2004          $   6,500   $     6,959
Michigan Public Power Agency Rev. (Belle River Project)               5.50%     1/1/2013             27,000        27,994
Michigan Strategic Fund Limited Obligation Rev.
   (UTD Waste Systems Project)                                        5.20%     4/1/2010              1,500         1,500
                                                                                                              ------------
                                                                                                                  152,101
                                                                                                              ------------

MINNESOTA (1.0%)
Rochester MN Health Care Fac. Rev. (Mayo Foundation)                 5.375%   11/15/2018             12,000        12,429
Rochester MN Health Care Fac. Rev. (Mayo Foundation)                  5.50%   11/15/2027             10,000        10,437
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                            0.00%     5/1/2020             35,070         2,478
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                            9.75%     5/1/2020              5,000         4,750
                                                                                                              ------------
                                                                                                                   30,094
                                                                                                              ------------

MISSOURI (1.2%)
Missouri Health & Educ. Fac. Auth. (SSM Health Care)                  5.00%     6/1/2022 (1)         28,000        27,361
Missouri Health & Educ. Fac. Auth. (St. Luke Mission Health System)  5.375%   11/15/2016 (1)          8,000         8,195
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            4.25%     5/4/1999              1,500         1,500
                                                                                                              ------------
                                                                                                                   37,056
                                                                                                              ------------

MONTANA (0.2%)
Montana Health Fac. Auth. Rev. (Sisters of Charity)                   5.00%    12/1/2024 (1)          6,000         5,873
                                                                                                              ------------


NEBRASKA (1.1%)
Nebraska Public Power Dist. Rev.                                      5.00%     1/1/2028 (1)         34,000        33,238
                                                                                                              ------------


NEW HAMPSHIRE (0.5%)
New Hampshire Business Finance Auth. PCR PUT
   (United Illuminating)                                              4.55%     2/1/2004             10,000         9,996
New Hampshire Health & Higher Educ. Rev.
   (Catholic Medical Center)                                          6.00%     7/1/2017              6,580         6,600
                                                                                                              ------------
                                                                                                                   16,596
                                                                                                              ------------

NEW JERSEY (2.6%)
Hudson County NJ Improvement Auth. Solid WasteSystems Rev.            6.00%     1/1/2029              7,500         7,462
Hudson County NJ Improvement Auth. Solid WasteSystems Rev.           6.125%     1/1/2019              2,000         1,996
Hudson County NJ Improvement Auth. Solid WasteSystems Rev.           6.125%     1/1/2029             16,000        15,953
New Jersey Econ. Dev. Auth. Market Transition Fac.                   5.875%     7/1/2011 (1)          8,000         8,769
New Jersey Econ. Dev. Auth. Rev.
   (Kapkowski Road Landfill-DST Project Elizabeth)                   6.375%     4/1/2018              2,250         2,323
New Jersey Econ. Dev. Auth. Rev.
   (Kapkowski Road Landfill-DST Project Elizabeth)                   6.375%     4/1/2031             13,000        13,359
New Jersey Sports & Exposition Auth. Rev.                             6.50%     3/1/2013             15,000        17,629
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2011 (1)         10,000        11,165
                                                                                                              ------------
                                                                                                                   78,656
                                                                                                              ------------

NEW YORK (7.6%)
Long Island NY Power Auth. Electric System Rev.                       0.00%    12/1/2006 (4)          5,000         3,626
Long Island NY Power Auth. Electric System Rev.                       5.25%    12/1/2026             20,720        20,771
Metro. NY Transit Auth. Rev.                                         7.375%     7/1/2008             22,870        26,705
Metro. NY Transit Auth. Rev. (Dedicated Petroleum Tax)                6.00%     4/1/2020 (1)         18,000        20,419
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                          5.50%    6/15/2020             25,000        25,486
New York State Dormitory Auth. Rev. (City Univ.)                     6.375%     7/1/2008              1,340         1,452
New York State Dormitory Auth. Rev. (City Univ.)                      7.50%     7/1/2010              5,500         6,625
New York State Dormitory Auth. Rev. (State Univ.)                    5.375%    5/15/2007 (2)          2,100         2,261
New York State Dormitory Auth. Rev. (State Univ.)                     7.50%    5/15/2013             11,500        14,604
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                        4.90%    11/1/2010              9,890        10,071
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                        5.00%    11/1/2011              8,900         9,075
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                        5.10%    11/1/2012             10,895        11,148


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE        MARKET
                                                                                      MATURITY             AMOUNT        VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                                 COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------------
New York State Local Govt. Assistance Corp.                                 6.00%     4/1/2016          $   6,400   $     6,982
New York State Local Govt. Assistance Corp.                                 6.50%     4/1/2001 (Prere.)    16,110        17,288
Niagara Falls NY COP (High School Fac.)                                    5.875%    6/15/2019              9,000         9,472
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                              5.75%    12/1/2022 (1)          8,455         9,043
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                              6.25%    12/1/2008 (1)          4,000         4,557
Suffolk County NY IDR (Nissequogue Cogen Partners Fac.)                    4.875%     1/1/2008              1,500         1,486
Suffolk County NY IDR (Nissequogue Cogen Partners Fac.)                     5.30%     1/1/2013              1,750         1,746
Suffolk County NY IDR (Nissequogue Cogen Partners Fac.)                     5.50%     1/1/2023              6,500         6,517
Triborough Bridge & Tunnel Auth. Rev. NY (Convention Center Project)        7.25%     1/1/2010             13,500        15,849
Triborough Bridge & Tunnel Auth. Rev. NY (General Purpose Rev.)             5.50%     1/1/2017             10,000        10,740
                                                                                                                    ------------
                                                                                                                        235,923
                                                                                                                    ------------

NORTH CAROLINA (1.8%)
New Hanover County NC Hosp. Rev.
   (New Haven Regional Medical Center Project)                              5.00%    10/1/2028 (1)         11,200        10,880
New Hanover County NC Hosp. Rev.
   (New Haven Regional Medical Center Project)                              5.75%    10/1/2016 (2)         12,500        13,291
North Carolina Eastern Muni. Power Agency Rev.                              5.00%     1/1/2020 (ETM)       10,385        10,398
North Carolina Eastern Muni. Power Agency Rev.                              6.50%     1/1/2018 (ETM)        6,665         7,978
North Carolina Medical Care Community Hosp. Rev.
   (Gaston Health Care)                                                     5.00%    2/15/2029             14,785        13,996
                                                                                                                    ------------
                                                                                                                         56,543
                                                                                                                    ------------

OHIO (2.9%)
Butler County OH Transp. Improvement Dist. Rev.                            5.125%     4/1/2017 (4)          5,000         5,061
Butler County OH Transp. Improvement Dist. Rev.                             5.50%     4/1/2009 (4)          3,000         3,255
Lucas County OH Hosp. Fac. Rev. (Flower Memorial Hosp.)                    8.125%    12/1/2001 (Prere.)     8,900        10,017
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                      5.20%    12/1/2006 (9)          5,000         5,236
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                      5.25%    12/1/2004 (9)          2,250         2,351
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                      5.35%    12/1/2008 (9)          4,615         4,830
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                     5.375%    12/1/2005 (9)          2,400         2,527
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                      5.40%    12/1/2009 (9)          3,850         4,027
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)                      5.75%    12/1/2007 (9)          3,300         3,552
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                                  4.20%     5/4/1999 LOC          1,400         1,400
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                                  4.40%     5/4/1999 LOC          1,005         1,005
Ohio PCR VRDO (SOHIO Air Project)                                           4.30%     5/4/1999              2,000         2,000
Ohio Water Dev. Auth. PCR (Cleveland Electric)                              4.40%    10/1/2030             23,255        23,207
Ohio Water Dev. Auth. PCR PUT (Cleveland Electric)                          4.60%    10/1/2003              3,550         3,508
Parma OH Hosp. Improvement Rev.
   (Parma Community General Hosp.)                                          5.35%    11/1/2018              2,500         2,491
Parma OH Hosp. Improvement Rev.
   (Parma Community General Hosp.)                                         5.375%    11/1/2029              4,000         3,979
Scioto County OH Marine Terminal Fac.
   (Norfolk Southern Corp. Project)                                         5.30%    8/15/2013             12,000        12,072
                                                                                                                    ------------
                                                                                                                         90,518
                                                                                                                    ------------

OKLAHOMA (1.2%)
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)              6.75%     8/1/2004              4,135         4,275
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)              7.30%     8/1/2015              4,000         4,292
Norman OK Regional Hosp. Auth.                                             5.625%     9/1/2016 (1)          4,510         4,721
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                              5.625%    8/15/2029             22,500        22,387
                                                                                                                    ------------
                                                                                                                         35,675
                                                                                                                    ------------

OREGON (2.0%)
Klamath Falls OR Electric Rev.                                              5.50%     1/1/2007             11,000        11,033
Klamath Falls OR Electric Rev.                                              5.75%     1/1/2013             20,000        20,083
Oregon State Department Administrative Services                             5.70%     5/1/2016 (2)          4,290         4,760
Port Auth. of Portland OR Airport Rev. (Portland International Airport)    5.625%     7/1/2026 (3)          9,000         9,369
Portland OR Sewer System Rev.                                               5.50%     6/1/2017 (3)         15,000        15,560
                                                                                                                    ------------
                                                                                                                         60,805
                                                                                                                    ------------

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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (9.7%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)   5.75%     1/1/2011 (1)      $   6,000   $     6,521
Allegheny County PA Sanitation Auth. Sewer Rev.                       6.00%    12/1/2019 (1)         14,630        15,846
Beaver County PA IDA PCR (Cleveland Electric Project)                 4.60%    10/1/2003              7,700         7,688
Delaware County PA Hosp. Auth. (Crozer Chester Medical Center)       5.125%    12/1/2013              3,400         3,276
Delaware County PA Hosp. Auth. (Crozer Chester Medical Center)        5.30%    12/1/2027              8,905         8,182
Delaware County PA IDA Resource Recovery Rev.                         6.10%     1/1/2006              5,500         5,744
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.10%     7/1/2013             30,500        31,389
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.            5.50%     8/1/2028 (2)         30,000        32,193
Geisinger Auth. PA Health System Rev.
   (Penn State Geisinger Health System)                               5.50%    8/15/2023             27,700        29,271
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)     7.30%     7/1/2012              4,500         3,645
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)     7.35%     7/1/2022             10,375         8,300
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Brittany Point Project)                                           8.50%     1/1/2003 (Prere.)     5,000         5,876
Pennsylvania Convention Center Auth. Rev.                             6.60%     9/1/2009 (4)          2,500         2,841
Pennsylvania Convention Center Auth. Rev.                             6.70%     9/1/2014 (4)          3,500         3,968
Pennsylvania Convention Center Auth. Rev.                             6.75%     9/1/2019 (4)          3,695         4,198
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                   7.05%    12/1/2010              2,500         2,782
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                  7.125%    12/1/2015             14,000        15,632
Pennsylvania Housing Finance Agency Rev.                              7.60%     7/1/2013             10,000        10,762
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.25%    6/15/2016              7,750         7,933
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                        7.00%    8/15/2012              3,540         3,848
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                        7.00%    8/15/2017              1,000         1,085
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                        7.00%    8/15/2022                500           543
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Methodist Hosp.)                                                  7.75%     7/1/2004 (Prere.)    12,130        14,312
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Roxborough Memorial Hosp.)                                        7.25%     3/1/2024              9,480         9,903
Philadelphia PA Muni. Auth. Rev.                                     6.125%    7/15/2008              4,000         4,259
Philadelphia PA Muni. Auth. Rev.                                      6.25%    7/15/2013              5,785         6,145
Philadelphia PA Muni. Auth. Rev.                                      6.30%    7/15/2017              1,750         1,860
Philadelphia PA Muni. Auth. Rev.                                     8.625%   11/15/2016                880           971
Philadelphia PA Water & Waste Water Rev.                              7.00%    6/15/2011 (3)         21,500        26,141
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financial Program)      4.00%     5/5/1999 (2)            400           400
Schuylkill County IDA (Waste Management)                              5.10%    10/1/2019              2,400         2,400
Scranton-Lackawanna PA Health & Welfare (Moses Taylor Hosp.)          8.50%     7/1/2001 (Prere.)    14,375        16,083
Westmoreland County PA IDA (Waste Management)                         5.10%     5/1/2018              4,400         4,400
                                                                                                              ------------
                                                                                                                  298,397
                                                                                                              ------------

PUERTO RICO (0.2%)
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2016 (4)          5,000         5,188
                                                                                                              ------------


RHODE ISLAND (0.3%)
Rhode Island Convention Center Auth. Rev.                             5.75%    5/15/2020 (2)          5,000         5,238
Rhode Island Public Building Auth.                                    5.25%     2/1/2010 (2)          5,000         5,165
                                                                                                              ------------
                                                                                                                   10,403
                                                                                                              ------------

SOUTH CAROLINA (0.3%)
Berkeley County SC Exempt Fac. Ind. Rev. VRDO
   (Amoco Chemical Co. Project)                                       4.30%     5/4/1999              2,500         2,500
Piedmont SC Muni. Power Agency Rev.                                   6.25%     1/1/2021 (3)          6,640         7,691
                                                                                                              ------------
                                                                                                                   10,191
                                                                                                              ------------

TENNESSEE (1.6%)
Johnson City TN Health & Educ. Rev. (Johnson City Medical Center)    5.125%     7/1/2025             20,000        19,729
Metro. Govt. of Nashville and Davidson County TN Electric Rev.        5.20%    5/15/2023             20,000        20,016



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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                           COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
Springfield TN Health & Educ. Fac. Board Hosp. Rev.
   (Northcrest Medical Center)                                        4.90%     8/1/2008          $   4,010   $     3,939
Springfield TN Health & Educ. Fac. Board Hosp. Rev.
   (Northcrest Medical Center)                                        5.25%     8/1/2013              6,000         5,847
                                                                                                              ------------
                                                                                                                   49,531
                                                                                                              ------------

TEXAS (9.6%)
Austin TX Airport System Rev.                                        6.125%   11/15/2025 (1)         38,000        41,287
Austin TX Airport System Rev.                                         6.45%   11/15/2020 (1)         17,040        19,077
Austin TX Water, Sewer & Electric Rev.                               14.00%   11/15/2001                155           177
Brazos River Texas Auth. Rev. (Reliant Energy Inc.)                  5.375%     4/1/2019             11,500        11,465
Gulf Coast Waste Disposal Auth. Texas Rev.
   (Reliant Energy Inc. Project)                                      4.70%     1/1/2011 (2)          7,500         7,473
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp.)                                                  4.30%     5/4/1999              2,400         2,400
Harris County TX Hosp. Dist. Rev.                                     7.40%    2/15/2010 (2)         17,500        20,986
Harris County TX Improvement GO                                       0.00%    10/1/2013 (1)          9,630         4,745
Hidalgo County TX Health Mission Hosp.                               6.875%    8/15/2026              7,880         8,558
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2004 (2)         12,590        10,031
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2011 (2)         24,810        13,607
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2019 (4)         62,100        21,411
Houston TX Water & Sewer System Rev.                                 6.375%    12/1/2017 (2)          4,530         4,869
Odessa TX Junior College Dist. Rev.                                  8.125%     6/1/2005 (Prere.)    10,000        12,217
San Antonio TX Electric & Gas Rev.                                    5.00%     2/1/2002 (Prere.)       150           156
San Antonio TX Electric & Gas Rev.                                    5.00%     2/1/2017              3,350         3,326
Southwest Texas Higher Educ. Auth. VRDO
   (Southern Methodist Univ.)                                         4.25%     5/4/1999 LOC          6,000         6,000
Texas GO                                                              5.50%     4/1/2002 (Prere.)    40,050        42,746
Texas Muni. Power Agency Rev.                                         0.00%     9/1/2006              6,205         4,532
Texas Turnpike Auth. Dallas Northway Rev.                             5.50%     1/1/2015 (3)         14,605        15,462
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                   0.00%     1/1/2011 (2)          7,000         4,011
Travis County TX Health Fac. (Charity Obligated Group)               5.125%    11/1/2024             20,000        19,243
Travis County TX Health Fac. (Charity Obligated Group)               5.375%    11/1/2028             15,500        15,443
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)                5.30%     7/1/2007              1,125         1,140
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)                5.40%     7/1/2008              2,500         2,538
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)                5.50%     7/1/2009              1,000         1,016
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)               5.625%     7/1/2013              1,680         1,688
                                                                                                              ------------
                                                                                                                  295,604
                                                                                                              ------------

UTAH (0.9%)
Intermountain Power Agency Utah Power Supply Rev.                     5.70%     7/1/2017 (1)         12,000        12,680
Intermountain Power Agency Utah Power Supply Rev.                     5.75%     7/1/2019 (1)         13,000        13,886
                                                                                                              ------------
                                                                                                                   26,566
                                                                                                              ------------

VIRGIN ISLANDS (0.9%)
Virgin Islands Public Finance Auth. Rev.                              5.20%    10/1/2009              3,065         3,170
Virgin Islands Public Finance Auth. Rev.                              5.50%    10/1/2007              6,530         6,927
Virgin Islands Public Finance Auth. Rev.                              5.75%    10/1/2013             11,000        11,400
Virgin Islands Public Finance Auth. Rev.                              6.00%    10/1/2008              4,915         5,216
                                                                                                              ------------
                                                                                                                   26,713
                                                                                                              ------------

VIRGINIA (2.7%)
Alexandria VA Redev. & Housing Auth. Rev. (Portals West Project)      9.50%    7/15/2020 oo           9,680         6,098
Charles City County VA IDA Solid Waste Disposal Rev.
   (Waste Management Project)                                        4.875%     2/1/2009              7,750         7,675
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)      6.50%     1/1/2028             15,803        15,539
Lynchburg VA IDA Healthcare Facs. Rev. (Centra Health)                5.20%     1/1/2018              4,400         4,348
Lynchburg VA IDA Healthcare Facs. Rev. (Centra Health)                5.20%     1/1/2023              5,000         4,926
Pocahontas Parkway Assoc. VA Route 895 Connector Toll Road Rev.       5.00%    8/15/2010 (3)          6,100         6,084
Pocahontas Parkway Assoc. VA Route 895 Connector Toll Road Rev.       5.00%    8/15/2011              3,900         3,854
Pocahontas Parkway Assoc. VA Route 895 Connector Toll Road Rev.       5.25%    8/15/2009              6,000         6,129
Pocahontas Parkway Assoc. VA Route 895 Connector Toll Road Rev.       5.50%    8/15/2028             28,000        27,597
                                                                                                              ------------
                                                                                                                   82,250
                                                                                                              ------------


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
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
WASHINGTON (1.8%)
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2010 (1)      $  19,550   $    11,530
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2011 (1)         11,400         6,336
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2012 (1)         19,650        10,323
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)       0.00%     6/1/2017 (1)         11,000         4,324
Port Auth. of Seattle WA GO                                           5.75%     5/1/2014             15,600        16,463
Spokane WA Downtown Parking Rev. (River Park Square Project)          5.60%     8/1/2019              6,000         5,914
                                                                                                              ------------
                                                                                                                   54,890
                                                                                                              ------------

WEST VIRGINIA (0.3%)
West Virginia Building Comm. Rev. (Jail & Correction Fac.)            7.00%     7/1/2013 (1)          8,390        10,369
                                                                                                              ------------


WISCONSIN (1.2%)
Wisconsin Health & Educ. Fac. Auth. Rev. (Aurora Health Care Inc.)    5.60%     2/15/2029            36,000        35,534
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,895,910)                                                                                            3,059,045
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               53,533
Liabilities                                                                                                       (28,430)
                                                                                                              ------------
                                                                                                                   25,103
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 282,508,112 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $3,084,148
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.92
==========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with an aggregate value of $6,188,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see page 66.


--------------------------------------------------------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $2,941,916        $10.41
Undistributed Net Investment Income                                                                      --            --
Overdistributed Net Realized Gains--Note E                                                          (22,363)         (.08)
Unrealized Appreciation--Note F
   Investment Securities                                                                            163,135           .58
   Futures Contracts                                                                                  1,460           .01
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $3,084,148        $10.92
==========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
-Non-Income-Producing Security--Interest Payments in Default.
--Only partial interest was paid on the last interest payment date. ++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of April 30, 1999.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

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                                                               F952-06/22/1999